EXHIBIT 10.26








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                              SFA FINANCE COMPANY,
                                   as Seller,

                                 SAKS & COMPANY,
                                  as Servicer,

                                       and

                             BANKERS TRUST COMPANY,
                                   as Trustee

                       on behalf of the Certificateholders

                            of the SAKS MASTER TRUST

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                         POOLING AND SERVICING AGREEMENT

                           Dated as of April 25, 1996

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                                TABLE OF CONTENTS
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                                    ARTICLE I

                                   DEFINITIONS  . . . . . . . . . . . . . .    1

     Section 1.1    Definitions . . . . . . . . . . . . . . . . . . . . . .    1
     Section 1.2    Other Definitional Provisions . . . . . . . . . . . . .   23
     Section 1.3    Daily Estimation of Finance Charge
                      Collections and Principal Collections . . . . . . . .   24


                                   ARTICLE II

               TRANSFER OF TRUST ASSETS; ISSUANCE OF CERTIFICATES . . . . .   25

     Section 2.1    Transfer of Transition Certificate  . . . . . . . . . .   25
     Section 2.2    Acceptance by Trustee . . . . . . . . . . . . . . . . .   27
     Section 2.3    Representations and Warranties of the
                      Seller Relating to the Seller . . . . . . . . . . . .   28
     Section 2.4    Representations and Warranties of the
                      Seller Relating to the Agreement and
                      the Receivables . . . . . . . . . . . . . . . . . . .   30
     Section 2.5    Covenants of the Seller . . . . . . . . . . . . . . . .   36
     Section 2.6    Addition of Accounts  . . . . . . . . . . . . . . . . .   42
     Section 2.7    Removal of Accounts . . . . . . . . . . . . . . . . . .   43
     Section 2.8    Discount Option . . . . . . . . . . . . . . . . . . . .   45

                                   ARTICLE III

                   ADMINISTRATION AND SERVICING OF RECEIVABLES  . . . . . .   46

     Section 3.1    Acceptance of Appointment and Other
                      Matters Relating to the Servicer  . . . . . . . . . .   46
     Section 3.2    Servicing Compensation  . . . . . . . . . . . . . . . .   48
     Section 3.3    Representations; Warranties and
                      Covenants of the Servicer . . . . . . . . . . . . . .   49
     Section 3.4    Reports and Records for the Trustee . . . . . . . . . .   51
     Section 3.5    Annual Servicer's Certificate . . . . . . . . . . . . .   52
     Section 3.6    Annual Independent Public Accountants'
                      Servicing Report  . . . . . . . . . . . . . . . . . .   52
     Section 3.7    Tax Treatment . . . . . . . . . . . . . . . . . . . . .   53

                                   ARTICLE IV

                   RIGHTS OF CERTIFICATEHOLDERS AND ALLOCATION
                         AND APPLICATION OF COLLECTIONS . . . . . . . . . .   53

     Section 4.1    Rights of Certificateholders  . . . . . . . . . . . . .   53
     Section 4.2    Establishment of Accounts and
                      Allocations with Respect to the
                      Exchangeable Seller Certificate . . . . . . . . . . .   54
     Section 4.3    Collections and Allocations . . . . . . . . . . . . . .   55




















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                  [THE REMAINDER OF ARTICLE IV IS RESERVED AND
                      SHALL BE SPECIFIED IN ANY SUPPLEMENT
                           WITH RESPECT TO ANY SERIES]  . . . . . . . . . .   59

                                    ARTICLE V

                        [ARTICLE V IS RESERVED AND SHALL
                         BE SPECIFIED IN ANY SUPPLEMENT
                           WITH RESPECT TO ANY SERIES]  . . . . . . . . . .   59

                                   ARTICLE VI

                                THE CERTIFICATES  . . . . . . . . . . . . .   59

     Section 6.1    The Certificates  . . . . . . . . . . . . . . . . . . .   59
     Section 6.2    Authentication of Certificates  . . . . . . . . . . . .   60
     Section 6.3    Registration of Transfer and Exchange of
                      Certificates  . . . . . . . . . . . . . . . . . . . .   60
     Section 6.4    Mutilated, Destroyed, Lost or Stolen
                      Certificates  . . . . . . . . . . . . . . . . . . . .   62
     Section 6.5    Persons Deemed Owners . . . . . . . . . . . . . . . . .   63
     Section 6.6    Appointment of Paying Agent . . . . . . . . . . . . . .   63
     Section 6.7    Access to List of Certificateholders'
                      Names and Addresses . . . . . . . . . . . . . . . . .   64
     Section 6.8    Authenticating Agent  . . . . . . . . . . . . . . . . .   65
     Section 6.9    Book-Entry Certificates . . . . . . . . . . . . . . . .   66
     Section 6.10   Notices to Clearing Agency  . . . . . . . . . . . . . .   67
     Section 6.11   Definitive Certificates Initially Issued
                      as Book-Entry Certificates  . . . . . . . . . . . . .   67
     Section 6.12   Global Certificate  . . . . . . . . . . . . . . . . . .   68
     Section 6.13   Meetings of Certificateholders  . . . . . . . . . . . .   68

                                   ARTICLE VII

                      OTHER MATTERS RELATING TO THE SELLER  . . . . . . . .   71

     Section 7.1    Liability of the Seller . . . . . . . . . . . . . . . .   71
     Section 7.2    Merger or Consolidation of, or
                      Assumption of the Obligations of, the
                      Seller, etc.  . . . . . . . . . . . . . . . . . . . .   71
     Section 7.3    Limitation on Liability of the Seller . . . . . . . . .   72
     Section 7.4    Liabilities . . . . . . . . . . . . . . . . . . . . . .   72

                                  ARTICLE VIII

                     OTHER MATTERS RELATING TO THE SERVICER . . . . . . . .   73

     Section 8.1    Liability of the Servicer . . . . . . . . . . . . . . .   73
     Section 8.2    Merger or Consolidation of, or
                      Assumption of the Obligations of, the
                      Servicer  . . . . . . . . . . . . . . . . . . . . . .   73



















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     Section 8.3    Limitation on Liability of the Servicer
                      and Others  . . . . . . . . . . . . . . . . . . . . .   73
     Section 8.4    Indemnification of the Trust and the
                      Trustee . . . . . . . . . . . . . . . . . . . . . . .   74
     Section 8.5    The Servicer Not to Resign  . . . . . . . . . . . . . .   75
     Section 8.6    Access to Certain Documentation and
                      Information Regarding the Receivables . . . . . . . .   75
     Section 8.7    Delegation of Duties  . . . . . . . . . . . . . . . . .   75
     Section 8.8    Examination of Records  . . . . . . . . . . . . . . . .   76

                                   ARTICLE IX

                                 PAY OUT EVENTS . . . . . . . . . . . . . .   76

     Section 9.1    Pay Out Events  . . . . . . . . . . . . . . . . . . . .   76
     Section 9.2    Additional Rights Upon the Occurrence of
                      Certain Events  . . . . . . . . . . . . . . . . . . .   77

                                    ARTICLE X

                                SERVICER DEFAULTS . . . . . . . . . . . . .   78

     Section 10.1   Servicer Defaults . . . . . . . . . . . . . . . . . . .   78
     Section 10.2   Trustee to Act; Appointment of
                      Successor . . . . . . . . . . . . . . . . . . . . . .   80
     Section 10.3   Notification to Certificateholders  . . . . . . . . . .   82
     Section 10.4   Waiver of Past Defaults . . . . . . . . . . . . . . . .   82

                                   ARTICLE XI

                                   THE TRUSTEE  . . . . . . . . . . . . . .   82

     Section 11.1   Duties of Trustee . . . . . . . . . . . . . . . . . . .   82
     Section 11.2   Certain Matters Affecting the Trustee . . . . . . . . .   85
     Section 11.3   Trustee Not Liable for Recitals in
                      Certificates  . . . . . . . . . . . . . . . . . . . .   86
     Section 11.4   Trustee May Own Certificates  . . . . . . . . . . . . .   87
     Section 11.5   The Servicer to pay Trustee's Fees and
                      Expenses  . . . . . . . . . . . . . . . . . . . . . .   87
     Section 11.6   Eligibility Requirements for Trustee  . . . . . . . . .   87
     Section 11.7   Resignation or Removal of Trustee . . . . . . . . . . .   88
     Section 11.8   Successor Trustee . . . . . . . . . . . . . . . . . . .   89
     Section 11.9   Merger or Consolidation of Trustee  . . . . . . . . . .   89
     Section 11.10  Appointment of Co-Trustee or Separate
                      Trustee . . . . . . . . . . . . . . . . . . . . . . .   89
     Section 11.11  Tax Returns . . . . . . . . . . . . . . . . . . . . . .   91
     Section 11.12  Trustee May Enforce Claims Without
                      Possession of Certificates  . . . . . . . . . . . . .   91
     Section 11.13  Suits for Enforcement . . . . . . . . . . . . . . . . .   92
     Section 11.14  Rights of Certificateholders to Direct
                      Trustee . . . . . . . . . . . . . . . . . . . . . . .   92




















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     Section 11.15  Representations and Warranties of
                      Trustee . . . . . . . . . . . . . . . . . . . . . . .   92
     Section 11.16  Maintenance of Office or Agency . . . . . . . . . . . .   93
     Section 11.17  Requests for Agreement  . . . . . . . . . . . . . . . .   93

                                   ARTICLE XII

                                   TERMINATION  . . . . . . . . . . . . . .   93

     Section 12.1   Termination of Trust  . . . . . . . . . . . . . . . . .   93
     Section 12.2   Optional Purchase and Final Trust
                      Termination Date of Investor
                      Certificates  . . . . . . . . . . . . . . . . . . . .   93
     Section 12.3   Final Distributions . . . . . . . . . . . . . . . . . .   95
     Section 12.4   Termination Rights of the Holder of the
                      Exchangeable Seller Certificate . . . . . . . . . . .   96

                                  ARTICLE XIII

                            MISCELLANEOUS PROVISIONS  . . . . . . . . . . .   96

     Section 13.1   Amendment . . . . . . . . . . . . . . . . . . . . . . .   96
     Section 13.2   Protection of Right, Title and Interest
                      to Trust  . . . . . . . . . . . . . . . . . . . . . .   98
     Section 13.3   Limitation on Rights of
                      Certificateholders  . . . . . . . . . . . . . . . . .   99
     SECTION 13.4   GOVERNING LAW . . . . . . . . . . . . . . . . . . . . .  100
     Section 13.5   Notices . . . . . . . . . . . . . . . . . . . . . . . .  100
     Section 13.6   Severability of Provisions  . . . . . . . . . . . . . .  101
     Section 13.7   Rule 144A Information . . . . . . . . . . . . . . . . .  101
     Section 13.8   Certificates Nonassessable and Fully
                      Paid  . . . . . . . . . . . . . . . . . . . . . . . .  101
     Section 13.9   Further Assurances  . . . . . . . . . . . . . . . . . .  101
     Section 13.10  No Waiver: Cumulative Remedies  . . . . . . . . . . . .  101
     Section 13.11  Counterparts  . . . . . . . . . . . . . . . . . . . . .  102
     Section 13.12  Third-Party Beneficiaries . . . . . . . . . . . . . . .  102
     Section 13.13  Actions by Certificateholders . . . . . . . . . . . . .  102
     Section 13.14  Merger and Integration  . . . . . . . . . . . . . . . .  103
     Section 13.15  No Bankruptcy Petition  . . . . . . . . . . . . . . . .  103


                                    EXHIBITS

Exhibit A:     Form of Exchangeable Seller Certificate
Exhibit B:     Form of Third Amended and Restated Receivables
                 Purchase Agreement
Exhibit C:     Form of Confirming Assignment of Receivables in Additional
                 Accounts
Exhibit D:     Form of Retransfer Agreement
Exhibit E:     Form of Monthly Servicer's Statement
Exhibit F:     Form of Annual Servicer's Certificate
Exhibit G:     Form of Annual Independent Auditors' Report



















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Exhibit H:     Form of Opinion with Respect to Amendments
Exhibit I:     Form of Annual Opinion of Counsel








































































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


          POOLING AND SERVICING AGREEMENT, dated as of April 25, 1996, among SFA FINANCE COMPANY, a Delaware corporation, as the Seller, SAKS & COMPANY, a New York corporation, as Servicer, and BANKERS TRUST COMPANY, a New York banking corporation, not in its individual capacity, but solely as Trustee.

          In consideration of the mutual agreements herein contained, each party agrees as follows for the benefit of the other parties and for the benefit of the Certificateholders:

                                    ARTICLE I

                                   DEFINITIONS

          Section 1.1  Definitions.  Whenever used in this Agreement, the
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following words and phrases shall have the following meanings:

          "Account" shall mean (a) prior to the Existing Trust Termination Date, each "Account" as defined in the Existing Trust Agreement, which shall include each such Account existing on the Initial Cut Off Date and each "Additional Account" added to the Existing Trust thereafter in accordance with the terms of the Existing Trust Agreement, each of which Accounts is identified on a computer file or microfiche or written list delivered to the Trustee on or prior to the Initial Closing Date by account number and Receivables balance as of close of business on the last day of the fiscal month preceding the Initial Closing Date (or, with respect to any such Additional Account, identified on each computer file or microfiche or written list delivered to the Trustee pursuant to Section 2.6(b)) and (b) on and after the Existing Trust Termination Date, (i) each Account referred to in clause (a) above which is outstanding as of the Existing Trust Termination Date and which is required to be transferred by the Existing Trust to the Trust pursuant to Section 2.1(d), and (ii) to the extent not included in clause (i), each additional charge account established pursuant to a Charge Account Agreement and identified by account number and Receivable balance as of the Second Cut Off Date on the computer file, microfiche or written list delivered to the Trustee pursuant to Section 2.1(d), or identified as of each Addition Date thereafter in each computer file or microfiche or written list delivered to the Trustee pursuant to
     Section 2.6(b). The term "Account" shall also be deemed to refer to each Additional Account, but only from and after the Addition Date with respect thereto, and the term "Account" shall be deemed to refer to any Removed Account prior to but not after the Removal Date with respect thereto.

          "Accumulation Period" shall have the meaning specified in any applicable Supplement.



































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                                                                               2




          "Addition Date" shall have (a) with respect to Accounts existing prior to the Exiting Trust Termination Date, the meaning specified in the Existing Trust Agreement and (b) with respect to Accounts created after the Existing Trust Termination Date, the meaning specified in Section 2.6.

          "Additional Accounts" shall have the meaning specified in Section 2.6.

          "Additional Trust Assets" shall have the meaning specified in Section 2.1(b).

          "Adjusted Invested Amount" shall have, with respect any Series, the meaning specified in the related Supplement.

          "Affiliate" of any specified Person, shall mean any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

          "Aggregate Adjusted Invested Amount" shall mean, as of any date of determination, the sum of the Adjusted Invested Amounts of all Series issued and outstanding on such date of determination.

          "Aggregate Invested Amount" shall mean, as of any date of determination, the sum of the Invested Amounts of all Series issued and outstanding on such date of determination.

          "Aggregate Unpaid Invested Amount" shall mean, as of any date of determination, the aggregate of the Unpaid Invested Amounts for all Series outstanding as of such date of determination.

          "Aggregate Invested Percentage" with respect to Principal Receivables, Finance Charge Receivables and Defaulted Receivables, as the case may be, shall mean, as of any date of determination, the sum of such Invested Percentages of all Series issued and outstanding on such date of determination; provided, however, that the Aggregate Invested Percentage shall not exceed 100%.

          "Aggregate Principal Receivables" shall mean, as of any date of determination, the aggregate amount of Principal Receivables as of such date.

































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                                                                               3




          "Agreement" shall mean this Pooling and Servicing Agreement and all amendments hereof and supplements hereto, including any Supplement.

          "Amortization Period" shall mean, with respect to any Series, the period following the related Revolving Period, which shall be the Accumulation Period, the Controlled Amortization Period or the Rapid Amortization Period or any other accumulation or amortization period, in each case as defined with respect to such Series in the related Supplement.

          "Applicants" shall have the meaning specified in Section 6.7.

          "Authorized Newspaper" shall mean The New York Times or the Wall Street Journal.

          "Average Aggregate Principal Receivables" shall mean, for any period, an amount equal to (a) the sum of the Aggregate Principal Receivables at the end of each day during such period divided by (b) the number of days in such period.

          "Base Rate" shall have, with respect to any Series, the meaning specified in the related Supplement.

          "Bearer Certificates" shall have the meaning specified in Section 6.1.

          "Bearer Rules" shall mean the provisions of the Internal Revenue Code, in effect from time to time, governing the treatment of bearer obligations, including sections 163(f), 871, 881, 1441, 1442, and 4701, and any regulations thereunder including, to the extent applicable to any Series, proposed or temporary regulations.

          "Book-Entry Certificates" shall mean certificates evidencing a beneficial interest in any Investor Certificates, ownership and transfers of which shall be made through book entries by a Clearing Agency as described in Section 6.9: provided, that after the occurrence of a condition whereupon book-entry registration and transfer are no longer permitted and Definitive Certificates are to be issued to the Certificate Owners, such Certificates shall no longer be "Book-Entry Certificates".

          "Business Day" shall mean each day which is neither a Saturday, a Sunday nor any other day on which banking institutions in New York, New York (or, with respect to any Series, any additional city specified in the related Supplement) are authorized or obligated by law or required by executive order to be closed.

          "Cedel" shall mean Cedel Bank, societe anonyme.

          "Certificate" shall mean any one of the Investor Certificates of any Series or the Exchangeable Seller Certificate.

          "Certificateholder" or "Holder" shall mean the Person in whose name a Certificate is registered in the Certificate Register and, if applicable, the holder of any Bearer Certificate or Coupon, as the case may be.

          "Certificate Interest" shall mean interest payable in respect of the Investor Certificates of any Series pursuant to Article IV as set forth in the Supplement related to such Series.

          "Certificate Owner" shall mean, with respect to a Book-Entry Certificate, the Person who is the owner of such Book-Entry Certificate, as reflected on the books of the Clearing Agency, or on the books of a Person maintaining an account with such Clearing Agency (directly or as an indirect participant, in accordance with the rules of such Clearing Agency).

          "Certificate Principal" shall mean principal payable in respect of the Investor Certificates of any Series pursuant to Article IV as set forth in the Supplement related to such Series.

          "Certificate Rate" shall mean, with respect to any Series of Certificates (or, for any Series with more than one Class, for each Class of such Series), the rate (or formula on the basis of which such rate shall be determined) stated for such Series in the related Supplement.

          "Certificate Register" shall mean the register maintained pursuant to
     Section 6.3, providing for the registration of the Certificates and transfers and exchanges thereof.

          "Charge Account Agreement" shall mean, in the case of each account originated by Saks, the agreement (and the related credit application) for a credit card account between any Obligor and Saks, as the same may be amended, modified or otherwise changed from time to time.

          "Charge Account Fees" shall mean, with respect to any Account, the fees, if any, specified in the Charge Account Agreement applicable to such Account, including without limitation, annual fees, over limit charges, cash advance fees, late charges, returned check fees, and reinstatement charges.

          "Charge Account Guidelines" shall mean the policies and procedures of Saks and the Servicer relating to the operation of Saks' charge account business, including, without limitation, the policies and procedures for determining the creditworthiness of charge account customers, the extension of credit to charge account customers, the terms on which repayments are required to be made, and relating to the maintenance of charge accounts and collection of charge account receivables, as such policies and procedures, as applicable, may be amended from time to time.

          "Class" shall mean, with respect to any Series, any one or more of the classes of Certificates of such Series as specified in the related Supplement.

          "Clearing Agency" shall mean an organization registered as a "clearing agency" pursuant to Section 17A of the Securities Exchange Act of 1934, as amended.

          "Clearing Agency Participant" shall mean a broker, dealer, bank, other financial institution or other Person for whom from time to time a Clearing Agency effects book-entry transfers and pledges of securities deposited with the Clearing Agency or Foreign Clearing Agency.

          "Closing Date" shall mean, with respect to any Series, the date specified as such in the related Supplement.

          "Collection Account" shall have the meaning specified in subsection 4.2(a).

          "Collection Subaccount" shall have the meaning specified in subsection 4.2(a).

          "Collections" shall mean (a) prior to the Existing Trust Termination Date, all payments received by the Trust in respect of the Transition Certificate and (b) on and after the Existing Trust Termination Date, all payments (including Insurance Proceeds and Recoveries) received by the Servicer or by the Seller in respect of the Receivables, in the form of cash, checks, wire transfers or other form of payment in accordance with the Charge Account Agreement in effect from time to time on any Receivable plus all amounts deposited by the Seller in respect of its Deposit Obligations.

          "Confirming Assignment" shall have the meaning specified in Section 2.6(b).

          "Controlled Amortization Period" for any Series shall have the meaning specified in the related Supplement.

          "Corporate Trust Office" shall mean the principal office of the Trustee at which at any particular time its corporate trust business shall be administered, which office at the date of the execution of this Agreement is located at Four Albany Street, Tenth Floor, New York, New York 10006 (Attention: Corporate Trust and Agency Group, Structured Finance
     Team).

          "Coupon" shall have the meaning specified in Section 6.1.

          "Credit Adjustment" shall have the meaning specified in subsection 4.3(d).

          "Credit Insurance" shall mean life, accident, health, disability, involuntary unemployment or other insurance of an Obligor to insure payment of any amount owing by such Obligor to the Seller under an Account and which proceeds of such insurance are payable to the Seller upon such Obligor's death, disability or involuntary unemployment.

          "Daily Estimated Finance Charge Collections" shall mean, with respect to any Business Day, the product of (a) the estimated outstanding principal balance of Receivables as of the preceding Business Day, (b) the Estimation Factor for such day and (c) the number of days from and including the preceding Business Day to but excluding such Business Day divided by 365 (or 366, as the case may be).

          "Daily Estimated Principal Collections" shall mean, with respect to any Business Day, (a) total Collections received minus (b) Daily Estimated Finance Charge Collections.

          "Daily Report" shall have the meaning specified in subsection 3.4(a).

          "Date of Processing" shall mean, with respect to any transaction, the date on which such transaction is first recorded on the Servicer's computer master file of accounts (without regard to the effective date of such recordation).

          "Debtor Relief Laws" shall mean the Bankruptcy Code of the United States of America and all other applicable liquidation, conservatorship, bankruptcy, moratorium, rearrangement, receivership, insolvency, reorganization, suspension of payments, or similar debtor relief laws from time to time in effect affecting the rights of creditors generally.

          "Default Amount" shall mean, with respect to any Transfer Date, the sum for all Accounts of the amount of Principal Receivables which became Defaulted Receivables in the Monthly Period relating to such Transfer Date minus the
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
     full amount of any Defaulted Receivables which have been repurchased by the Seller or the Servicer pursuant to Section 2.4(d) (but not less than zero).

          "Defaulted Receivable" shall mean, with respect to any Monthly Period, all Receivables in an Account (i) which are charged off as uncollectible in accordance with the Charge Account Guidelines or the Servicer's customary and usual servicing procedures for servicing charge account receivables comparable to the Receivables or (ii) in which any portion of any minimum monthly payment remains unpaid for 210 days or more after the date such minimum monthly payment was first billed.

          "Definitive Certificates" shall have the meaning specified in Section 6.9.

          "Deposit Obligation" shall mean the obligation of the Seller to make any deposit to the Excess Funding Account pursuant to subsection 2.4(d) or 4.3(d).

          "Depository Agreement" shall mean, with respect to any Series, the agreement (if any) among the Seller, the Trustee and the initial Clearing Agency (if any) with respect to such Series.

          "Determination Date" shall mean, unless otherwise specified in the related Supplement, the fifth Business Day preceding each Distribution Date.

          "Discount Option Receivables" shall have the meaning specified in
     Section 2.8.

          "Discount Option Receivable Collections" shall mean on any Business Day on which any Discount Option Receivable remains outstanding, an amount equal to the product of (a) a fraction the numerator of which is the amount of Discount Option Receivables and the denominator of which is the Original Principal Receivables, in each case (for both numerator and denominator) on such Business Day and (b) Principal Collections calculated prior to any reduction for Finance Charge Receivables which are Discount Option Receivables received on such Business Day.

          "Discount Percentage" shall have the meaning specified in Section 2.8.

          "Distribution Account" shall mean the one or more accounts designated as such in any applicable Supplement.

          "Distribution Date" shall mean, (a) on and prior to the Existing Trust Termination Date, the 20th day of each calendar month or, if such 20th day is not a Working Day (as defined in the Existing Trust Agreement) the next succeeding Working Day and (b) after the Existing Trust Termination Date, unless modified with respect to a particular Series in the Supplement with respect thereto, the 20th calendar day of each month or, if such 20th day is not a Business Day, the next succeeding Business Day.

          "Duff & Phelps" shall mean Duff & Phelps Credit Rating Co. or any successor thereto.

          "Eligible Account" shall mean, (a) each "Eligible Account" and "Eligible Additional Account," in each case as defined in the Existing Trust Agreement and (b) on and after the Existing Trust Termination Date, each additional Account satisfying each of the following requirements (x) as of the Second Cut Off Date in the case of Accounts existing on such date but not owned by the Existing Trust and (y) as of the applicable Addition Date in the case of any Additional Account conveyed to the Trust after the Existing Trust Termination Date:

               (i) such Account is payable in United States dollars;

               (ii) the Obligor of such Account has not been identified by Saks in its computer files as being involved in any bankruptcy-related or fraud-related events;

               (iii) the credit card or cards for such Account have not been reported lost or stolen; provided, however, that a Transferred Account established for an Obligor who has previously reported a lost or stolen card with respect to a prior Account shall not fail to be an Eligible Account because it includes Receivables balances that existed prior to the date the loss or theft was reported that have been transferred to the Transferred Account and have not been disputed by the Obligor;

               (iv) none of the Receivables in such Account are Defaulted Receivables;

               (v) such Account was originated by Saks in the ordinary course of its business;

               (vi) the Seller has good title to such Account and has not sold or pledged such Account to any other party; and

               (vii) such Account does not have Receivables that have been sold or pledged to any other party (other than to the Existing Trust pursuant to the Existing Trust Agreement).

          "Eligible Deposit Account" shall mean either (a) a segregated account with a Qualified Institution or (b) a segregated trust account with the corporate trust department of a depository institution organized under the laws of the United States or any one of the states thereof, including the District of Columbia (or any domestic branch of a foreign bank), and acting as a trustee for funds deposited in such account, so long as any of the securities of such depository institution shall have a credit rating from each Rating Agency in one of its long-term credit rating categories which signifies investment grade.

          "Eligible Receivable" shall mean (a) each "Eligible Receivable" as defined in the Existing Trust Agreement and (b) on and after the Existing Trust Termination Date, each additional Receivable:

               (a) which has arisen under an Account or Additional Account which is an Eligible Account;

               (b) which was created in compliance, in all material respects, with all Requirements of Law applicable to Saks and pursuant to a Charge Account Agreement which complies, in all material respects, with all Requirements of Law applicable to Saks;

               (c) with respect to which all material consents, licenses, approvals or authorizations of, or registrations or declarations with, any Governmental Authority required to be obtained, effected or given by Saks or the Seller in connection with the creation of such Receivable or the execution, delivery and performance by Saks of the Charge Account Agreement pursuant to which such Receivable was created, have been duly obtained, effected or given and are in full force and effect as of such date of creation;

               (d) as to which, at all times following the transfer of such Receivable to the Trust, the Trust will have had good title thereto free and clear of all Liens (other than Liens permitted under Section 2.5(b));

               (e) which has been the subject of either a valid transfer and assignment from the Seller to the Trust of all the Seller's right, title and interest therein (including any proceeds thereof) or the grant of a first priority perfected security interest therein (and in the proceeds thereof), effective until the termination of the Trust;

               (f) which will at all times be the legal, valid and binding payment obligation of the Obligor thereon enforceable against such Obligor in accordance with its terms, subject to applicable Debtor Relief Laws and by general principles of equity (whether considered in a suit at law or in equity);

               (g) which, at the time of its transfer to the Trust, has not been waived or modified except for a Receivable which has been waived or modified as permitted in accordance with the Charge Account Guidelines and which waiver or modification is reflected in the Servicer's computer files;

               (h) which, at the time of transfer to the Trust, is not (to the knowledge of the Seller or the Servicer) subject to any right of rescission, setoff, counterclaim or any other defense (including the defense of usury) of the Obligor;

               (i) as to which, at the time of the transfer to the Trust, each of the Seller and Saks has satisfied all obligations required to be satisfied at or prior to such time;

               (j) which constitutes either an "account" or "chattel paper" under the UCC as then in effect in the State of New York;

               (k) which, at the time of transfer to the Trust, does not constitute a Defaulted Receivable; and

               (l) which, if the Obligor in respect of such Receivable has a billing address outside of the United States of America or any State, territory or possession thereof (a "Foreign Receivable"), will not, on the date of transfer to the Trust, when added to all other Foreign Receivables, cause the percentage of the principal portion of Eligible Receivables represented by Foreign Receivables to exceed 5% of the Aggregate Principal Receivables.

          "Enhancement" shall mean, with respect to any Series, the subordination, the cash collateral guaranty or account, collateral interest, letter of credit, guaranteed rate agreement, maturity guaranty facility, tax protection agreement, insurance policy, interest rate swap or any other contract, arrangement or agreement for the benefit of the Certificateholders of such Series (or Certificateholders of a Class within such Series), as designated in the applicable Supplement.

          "Enhancement Adjusted Invested Amount" shall mean, with respect to any Series, the amount specified in the related Supplement.

          "Enhancement Provider" shall mean, with respect to any Series, the Person, if any, designated as such in the related Supplement.

          "Estimation Factor" shall mean, with respect to any Business Day, the sum of (a) four times the aggregate amount of Finance Charge Receivables billed and of Recoveries received during the three Monthly Periods relating to the preceding three Determination Dates (or if such Business Day is a Determination Date, such day and the two preceding Determination Dates) divided by the actual daily average Aggregate Principal Receivables during such three Monthly Periods (or, if such actual numbers are not determinable for such three Monthly Periods or any portion thereof, 14.5% for such three Monthly Periods or such portion thereof) plus (b) 0.5%.
                                              ----

          "Euroclear Operator" shall mean Morgan Guaranty Trust Company of New York, Brussels, Belgium office, as operator of the Euroclear system.

          "Excess Funding Account" shall have the meaning specified in subsection 4.2(b).

          "Exchange" shall have the meaning specified in subsection 6.14(b).

          "Exchangeable Seller Certificate" shall mean the certificate which represents the Seller Amount and which has been authenticated by the Trustee, substantially in the form of Exhibit A, and is exchangeable as
                                           ---------
     provided in Section 6.14; provided, that at any time there shall be only one Exchangeable Seller Certificate.

          "Exchange Date" shall have the meaning specified in subsection
     6.14(b).

          "Exchange Notice" shall have the meaning specified in subsection 6.14(b).

          "Existing Trust" shall mean the SFA Master Trust created pursuant to the Existing Trust Agreement.

          "Existing Trust Agreement" shall mean the Amended and Restated Pooling and Servicing Agreement, dated as of December 16, 1991, among the Seller, Saks and Bankers Trust Company, as Trustee, including all amendments thereof and supplements thereto.

          "Existing Trust Investor Certificates" shall mean the "Investor Certificates" as defined in the Existing Trust Agreement.

          "Existing Trust Termination Date" shall mean the Distribution Date on which the invested amount of each outstanding class of Existing Trust Investor Certificates (other than the Transition Certificates) shall have been reduced to zero, and all accrued interest, fees and other amounts with respect to such Existing Trust Investor Certificates and other amounts payable pursuant to the Existing Trust Agreement (excluding amounts payable to the holder of the Transition Certificate) shall have been paid in full.

          "FDIC" shall mean the Federal Deposit Insurance Corporation, or any successor thereto.

          "Final Trust Termination Date" shall mean December 31, 2015.

          "Finance Charge Account" shall have the meaning specified in subsection 4.2(a).

          "Finance Charge Collections" shall mean, (a) for any period prior to the Existing Trust Termination Date, all amounts paid to the Trust during such period in respect of interest payments on the Transition Certificate, and (b) for any period on or after the Existing Trust Termination Date, the amount of Collections of Finance Charge Receivables estimated during such period in accordance with subsection 1.3(a) and adjusted pursuant to subsection 1.3(b) plus Discount Option Receivable Collections for such period plus Recoveries for such period.

          "Finance Charge Receivables" shall mean, with respect to any Monthly Period, all amounts billed to Obligors in any Account during such Monthly Period in respect of finance charges and Charge Account Fees plus the aggregate amount of Discount Option Receivables created during such period.

          "Fiscal Month" shall mean shall mean each 4 or 5 week period set forth in the calendar published by the National Retail Federation setting forth the fiscal year for retailers on a 52/53 week fiscal year ending on the Saturday closest to January 31.

          "Fiscal Year" shall mean, with respect to the Seller, the Servicer or Saks, the fiscal year set forth in the calendar published by the National Retail Federation setting forth the fiscal year for retailers on a 52/53 week fiscal year ending on the Saturday closest to January 31st.

          "Foreign Clearing Agency" shall mean Cedel and the Euroclear Operator.

          "Global Certificate" shall have the meaning set forth in Section 6.12.

          "Governmental Authority" shall mean the United States of America, any state or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

          "Highest Required Investment Category" shall mean (i) with respect to ratings assigned by Standard & Poor's, A-1 for short-term instruments and AAA for long-term instruments and (ii) with respect to ratings assigned by Moody's, A-2 or P-1 for one month instruments, A-2 and P-1 for three month instruments, Aa3 and P-1 for six month instruments and Aaa and P-1 for instruments with a term in excess of six months and (iii) with respect to ratings assigned by Duff & Phelps, D-1 for short-term instruments and AAA for long-term instruments.

          "Indebtedness" shall mean, with respect to any Person at any date, (a) all indebtedness of such Person for borrowed money or for the deferred purchase price of property or services (other than current liabilities incurred in the ordinary course of business and payable in accordance with customary trade practices) or which is evidenced by a note, bond, debenture or similar instrument, (b) all obligations of such Person under capital leases, (c) all obligations of such Person in respect of acceptances issued or created for the account of such Person and (d) all liabilities secured by any Lien on any property owned by such Person even though such Person has not assumed or otherwise become liable for the payment thereof.

          "Ineligible Receivable" shall have the meaning set forth in Section 2.4(d).

          "Initial Closing Date" shall mean April 25, 1996.

          "Initial Cut Off Date" shall mean the close of business on November 30, 1991.

          "Initial Invested Amount" with respect to any Series, shall have the meaning specified in the related Supplement.

          "Insolvency Event" shall have the meaning specified in Section 9.2.

          "Insurance Proceeds" shall mean any amounts paid to the Servicer or to the Seller pursuant to any Credit Insurance policies covering any Obligor with respect to Receivables under such Obligor's Account.

          "Internal Revenue Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

          "Invested Amount" shall have, with respect to any Series, the meaning specified in the related Supplement.

          "Invested Percentage" shall have, for any Series, with respect to Principal Receivables, Finance Charge Receivables and Defaulted Receivables, the meaning specified in the related Supplement.

          "Investor Certificate" shall mean any one of the certificates authenticated by the Trustee substantially in the form (or forms, in the case of a Series with multiple Classes) of the investor certificate attached to the related Supplement.

          "Investor Certificateholder" shall mean the Holder of an Investor Certificate.

          "Investor Charge Off" shall have, with respect to any Series, the meaning specified in the related Supplement.

          "Investor Default Amount" shall have, with respect to any Series, the meaning specified in the related Supplement.
          "Investor Exchange" shall have the meaning specified in subsection 6.14(b).

          "Investor Monthly Servicing Fee" shall have the meaning specified in
     Section 3.2.

          "Lien" shall mean any mortgage, deed of trust, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), equity interest, participation interest, preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever, including, without limitation, any conditional sale or other title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing; provided, however, that any assignment pursuant to subsection 7.2(b) shall not be deemed to constitute a Lien.

          "Lockbox" shall mean the post office boxes listed on Schedule 3 to the Existing Trust Agreement to which the Obligors are instructed to remit payments on the Receivables.

          "Minimum Aggregate Principal Receivables" shall mean, on any date of determination, the sum of the numerators used at such date to calculate the Invested Percentage with respect to Principal Receivables for all Series outstanding on such date minus the amount on deposit in the Excess Funding Account on such date of determination (excluding investment earnings on such amount).

          "Minimum Seller Amount" shall mean, on any date of determination after the Existing Trust Termination Date, the sum of the amounts for each Series obtained by multiplying the Minimum Seller Percentage for such Series by the Adjusted Invested Amount for such Series.

          "Minimum Seller Percentage" shall have, for any Series, the meaning specified in the related Supplement.

          "Monthly Period" shall mean the period commencing on the Initial Closing Date and ending on the last day of the Fiscal Month in which the Initial Closing Date occurs and each period thereafter commencing on the first day of each Fiscal Month and ending on the last day of such Fiscal Month.

          "Monthly Servicer's Statement" shall have the meaning specified in subsection 3.4(b).

          "Monthly Servicing Fee" shall have the meaning specified in Section
     3.2.

          "Moody's" shall mean Moody's Investors Service, Inc., or any successor thereto.

          "Obligor" shall mean, with respect to any Account, the Person or Persons obligated to make payments with respect to such Account, including any guarantor thereof.

          "Officer's Certificate" shall mean a certificate signed by the Treasurer or any Vice President or more senior officer of the Seller or the Servicer and delivered to the Trustee.

          "Opinion of Counsel" shall mean a written opinion of counsel, who may be counsel for the Seller or the Servicer and who shall be reasonably acceptable to the Trustee.

          "Original Principal Receivables" shall mean Principal Receivables determined without giving effect to any reduction thereof attributable to Discount Option Receivables.

          "Paying Agent" shall mean any paying agent appointed pursuant to
     Section 6.6 and shall initially be the Trustee.

          "Pay Out Commencement Date" shall mean, with respect to each Series,
     (a) the date on which a Trust Pay Out Event is deemed to occur pursuant to
     Section 9.1, or (b) the date on which a Series Pay Out Event is deemed to occur pursuant to the Supplement for such Series.

          "Pay Out Event" shall mean either a Trust Pay Out Event or a Series Pay Out Event.

          "Permitted Investments" shall mean negotiable instruments or securities or other investments (a) which, except in the case of demand or time deposits, investments in money market funds and Repurchase Obligations, are represented by instruments in bearer or registered form or ownership of which is represented by book entries at a Clearing Agency or at a Federal Reserve Bank in favor of depository institutions eligible to have an account with such Federal Reserve Bank who hold such investments on behalf of their customers and (b) which evidence:

               (i) direct obligations of, or obligations fully guaranteed as to full and timely payment by, the United States of America (or by any agency thereof to the extent such obligations are backed by the full faith and credit of the United States of America);

              (ii) demand deposits, time deposits or certificates of deposit of depository institutions or trust companies incorporated under the laws of the United States of America or any state thereof (or United States branches of foreign banks) and subject to supervision and examination by federal or state banking or depository institution authorities; provided, however, that at the time of the Trust's investment or contractual commitment to invest therein, the commercial paper, if any, and short-term unsecured debt obligations (other than such obligation whose rating is based on the credit of a Person other than such institution or trust company) of such depository institution or trust company shall have a credit rating from the Rating Agency in the Highest Required Investment Category granted by such Rating Agency;

             (iii) commercial paper having, at the time of the Trust's investment or contractual commitment to invest therein, a rating in the Highest Required Investment Category granted by the Rating Agency;

              (iv) bankers' acceptances issued by any depository institution or trust company referred to in (ii) above;

               (v) investments in money market funds having, at the time of the Trust's investment or contractual commitment to invest therein, a rating of the Highest Required Investment Category from the Rating Agency;

              (vi) time deposits (having maturities of not more than 30 days) or notes which are payable on demand by an entity the commercial paper of which has, at the time of the Trust's investment or contractual commitment to invest therein, a rating of the Highest Required Investment Category granted by the Rating Agency; and

             (vii)  Repurchase Obligations.

     Notwithstanding the foregoing, if Duff & Phelps is a Rating Agency, an investment shall not be deemed to have failed to maintain the Highest Required Investment Category solely because such investment is not rated by Duff & Phelps.

          "Permitted Transaction" shall mean any transaction or series of related transactions pursuant to which the Seller finances an interest in the Trust Assets or the Exchangeable Seller Certificate pursuant to the transfer of a Certificate or otherwise and (i) as to which the Rating Agency Condition is satisfied and (ii) which in the reasonable judgment of the Seller as evidenced by an Officer's Certificate, could not reasonably be expected to have a material adverse effect on the interests of the Investor Certificateholders.

          "Person" shall mean any legal person, including any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization, governmental entity or other entity of similar nature.

          "Portfolio Yield" shall have, with respect to any Series, the meaning specified in the related Supplement.

          "Principal Collections" shall mean (a) for any period prior to the Existing Trust Termination Date, all amounts received during such period in respect of principal payments on the Transition Certificate and (b) for any period on and after the Existing Trust Termination Date, all Collections during such period in respect of Principal Receivables plus the amount deposited by the Seller during such period in respect of its Deposit Obligations.

          "Principal Collections Account" shall have the meaning specified in subsection 4.2(a).

          "Principal Receivable" shall mean each Receivable other than Finance Charge Receivables and Defaulted Receivables. A Principal Receivable shall be deemed to have been created on the Date of Processing of such Receivable. In calculating the aggregate amount of Principal Receivables on any day, the amount of Principal Receivables shall be reduced by the aggregate amount of credit balances in the Accounts on such day. Discount Option Receivables, if any, and any Principal Receivables which the Seller is unable to transfer as provided in subsection 2.5(c) shall not be included in calculating the aggregate amount of Principal Receivables.

          "Principal Shortfall" shall mean, with respect to a Distribution Date, the aggregate amount for all outstanding Series which the related Supplement with respect to each such Series specifies is the "Principal Shortfall" for such Series for such Distribution Date.

          "Principal Terms" shall have the meaning, with respect to any Series issued pursuant to an Exchange, specified in subsection 6.12(c).

          "Qualified Institution" shall mean either (a) the Trustee, (b) a depository institution which at all times shall have a credit rating from Moody's and either Standard & Poor's or Duff & Phelps for each Series outstanding hereunder of P-1, A-1+ or D-1, as applicable, respectively, in the case of its certificates of deposit, short-term deposits or commercial paper, or a rating from the applicable Rating Agencies of Aaa or AAA, as applicable, in the case of its long-term unsecured debt obligations, and which is a member of the FDIC or (c) any other institution acceptable to each Rating Agency.

          "Rapid Amortization Period" for any Series shall have the meaning specified in the Supplement for such Series.

          "Rating Agency" shall mean, with respect to each Series, the rating agency or agencies, if any, designated as a "Rating Agency" in the related Supplement.

          "Rating Agency Condition" shall mean, with respect to any action or series of related actions or proposed transaction or series of related proposed transactions, that each Rating Agency shall have notified the Seller and the Trustee in writing that such action or series of related actions or the consummation of such proposed transaction or series of related transactions will not result in a reduction or withdrawal of the rating of any outstanding Series or Class with respect to which it is a Rating Agency.

          "Receivable" shall mean any amount owing by an Obligor under an Account (including in respect of Defaulted Receivables) from time to time, including, without limitation, amounts owing for the purchase of goods, finance charges, Charge Account Fees, and premiums for Credit Insurance, if any.

          "Receivables Purchase Agreement" shall mean the Third Amended and Restated Receivables Purchase Agreement, dated as of April 25, 1996, between the Seller and Saks, substantially in the form of Exhibit B hereto,
                                                               ---------
     as such agreement may be amended, supplemented or otherwise modified from time to time.

          "Record Date" shall mean with respect to any Series, the date specified as such in the applicable Supplement.

          "Recoveries" shall mean, with respect to any Monthly Period, all amounts recorded as recoveries by the Servicer during such Monthly Period with respect to Receivables which have previously been charged off as uncollectible (other than any such Receivables that have been repurchased by the Seller pursuant to subsection 2.4(d)).

          "Registered Certificates" shall have the meaning specified in Section 6.1.

          "Removal Date" shall have the meaning specified in Section 2.7.

          "Removal Notice Date" shall mean the fifth Business Day prior to a Removal Date.

          "Removed Accounts" shall have the meaning specified in Section 2.7.

          "Replacement Series" shall mean a Series which is designated as such by the Seller and which has a Revolving Period that is scheduled to commence after the Revolving Period of the Series to be replaced by such Series ends.

          "Repurchase Obligations" shall mean repurchase obligations with respect to any security that is a direct obligation of, or fully guaranteed by, the United States of America or any agency or instrumentality thereof the obligations of which are backed by the full faith and credit of the United States of America (collectively, "Eligible Collateral"), in either case entered into with (a) a depository institution or trust company (acting as principal) described in clause (b)(ii) of the definition of Permitted Investments or (b) any other depository institution or trust company or any other Person who is a member of the Securities Investor Protection Corporation so long as such Eligible Collateral (1) has an aggregate market value at least equal to the requisite collateral percentage of the obligation in accordance with the standards of the Rating Agency; (2) is deposited with the Trustee or with a Federal Reserve Bank for the account of the Trustee, or with a bank or trust company that is acting solely as agent for the Trustee and has a combined capital and surplus of at least $500,000,000; (3) is subject to a perfected first priority security interest in favor of the Trustee; (4) is free and clear of claims of third parties; and (5) the failure to maintain the requisite collateral percentage will obligate the Trustee to liquidate the collateral.

          "Requirements of Law" for any Person shall mean the certificate of incorporation or articles of association and by-laws or other organizational or governing documents of such Person, and any law, treaty, rule or regulation, or order or determination of an arbitrator or Governmental

     Authority, in each case applicable to or binding upon such Person or to which such Person is subject, whether Federal, state or local (including, without limitation, usury laws, the Federal Truth in Lending Act and Regulation Z and Regulation B of the Board of Governors of the Federal Reserve System).

          "Responsible Officer" shall mean any officer within the Corporate Trust Office of the Trustee, including any Managing Director, Vice President, Assistant Vice President, Assistant Treasurer, Assistant Secretary or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

          "Restored Account" shall mean, with respect to any Business Day, a charge account entered into pursuant to a Charge Account Agreement (a) which on the preceding Business Day was not an Eligible Account, (b) which on the Business Day in question is an Eligible Account, and (c) which, if it was not an Eligible Account on the preceding Business Day because a Receivable or Receivables in such account were Defaulted Receivables, has a zero balance or credit balance on the Business Day in question, all such Defaulted Receivables having been repaid in full by the Obligor with respect thereto.

          "Retransfer Agreement" shall have the meaning specified in subsection 2.7(b)(ii).

          "Retransfer Date" shall have the meaning specified in subsection
     2.4(e).

          "Revolving Period" shall have, with respect to any Series, the meaning specified in the related Supplement.

          "Saks" shall mean Saks & Company, a New York corporation, in its capacity as originator of the Receivables and as seller of the Receivables pursuant to the Receivables Purchase Agreement.

          "Second Cut Off Date" shall mean the close of business on the last day of the Fiscal Month immediately preceding the Existing Trust Termination Date.

          "Seller" shall mean SFA Finance Company, a Delaware corporation.

          "Seller Amount" shall mean, on any date of determination on or after the Existing Trust Termination Date, the Aggregate Principal Receivables at the end of the day immediately prior to such date of determination, plus the amount on deposit in the Excess Funding Account at the end of the day immediately prior to such date of determination (exclusive of any investment earnings thereon), minus the Aggregate Adjusted Invested Amount at the end of such day, minus the aggregate Enhancement Adjusted Invested Amounts (if such amounts are not included in the Aggregate Adjusted Invested Amount in the applicable Supplement) for each Series outstanding at the end of such day. The Seller Amount may be a negative number.

          "Seller Exchange" shall have the meaning specified in subsection 6.14(b).

          "Seller Percentage" shall mean, on any date of determination, when used with respect to Principal Receivables, Finance Charge Receivables and Defaulted Receivables, a percentage equal to 100% minus the Aggregate Invested Percentage calculated on such date with respect to such categories of Receivables; provided, however, that the Seller Percentage shall never be less than zero.

          "Series" shall mean any series of Investor Certificates, which may include within any such Series a Class or Classes of Investor Certificates subordinate to another such Class or Classes of Investor Certificates.

          "Series Account" shall mean, with respect to any Series, any of the accounts established and designated as such pursuant to the related Supplement.

          "Series Pay Out Event" shall have, with respect to any Series, the meaning specified in the related Supplement.

          "Series Servicing Fee Percentage" shall mean, with respect to any Series, the amount specified as such in the related Supplement.

          "Series Termination Date" shall mean, with respect to any Series, the date, if any, specified as such in the related Supplement.

          "Servicer" shall mean initially Saks and its permitted successors and assigns, and thereafter any Person appointed as successor as herein provided to service the Receivables.

          "Servicer Default" shall have the meaning specified in Section 10.1.

          "Servicing Officer" shall mean any employee of the Servicer involved in, or responsible for, the administration and servicing of the Receivables whose name appears on a list of servicing officers furnished to the Trustee by the

     Servicer on the Initial Closing Date, as such list may from time to time be amended.

          "Shared Finance Charge Collections" shall mean, with respect to any Transfer Date, the aggregate amount of Finance Charge Collections allocable to each Series which the related Supplements specify are to be treated as "Shared Finance Charge Collections" for such date.

          "Shared Principal Collections" shall mean, with respect to a Transfer Date, the aggregate amount of Collections of Principal Receivables for all outstanding Series which the related Supplements specify are to be treated as "Shared Principal Collections" for such date.

          "Shortfall Amount" shall mean, on any date of determination, the amount, if any, by which the Minimum Seller Amount exceeds the Seller Amount.

          "Shortfall Share" shall have the meaning specified in Section 4.3.

          "Standard & Poor's" shall mean Standard & Poor's Ratings Group, or any successor thereto.

          "Successor Servicer" shall have the meaning specified in Section 10.2.


          "Supplement" shall mean, with respect to any Series, a supplement to this Agreement complying with the terms of Section 6.14, executed in conjunction with the issuance of any Series (or, in the case of the issuance of Certificates on the Initial Closing Date, the supplement executed in connection with the issuance of such Certificates).

          "Termination Notice" shall have the meaning specified in Section 10.1.

          "Transfer Agent and Registrar" shall have the meaning specified in
     Section 6.3 and shall initially be the Trustee.

          "Transition Supplement" shall mean the Transition Series 1996-1 Supplement, dated as of April 25, 1996, to the Existing Trust Agreement, as the same shall be amended, supplemented or otherwise modified from time to time.

          "Transfer Date" shall mean the Business Day immediately preceding the 20th day of each calendar month, provided that if such 20th day is not a Business Day, the Transfer Date shall be the Business Day preceding the next succeeding Business Day.

          "Transferred Account" shall mean an Account with respect to which a new credit card account number has been issued by the Servicer under circumstances not requiring standard application and credit evaluation procedures under the Charge Account Guidelines and which can be traced or identified by reference to or by way of the computer files or microfiche lists delivered to the Trustee pursuant to Sections 2.1 and 2.6, as an account into which an Account has been transferred.

          "Transition Certificate" shall mean the Transition Certificate, Series 1996-1, issued by the Existing Trust to the Seller and conveyed to the Trustee on behalf of the Trust pursuant to Section 2.1.

          "Trust" shall mean the trust created by this Agreement and known as the "Saks Master Trust".

          "Trust Assets" shall have the meaning specified in Section 2.1.

          "Trust Pay Out Event" shall have, with respect to all Series, the meaning specified in Section 9.1.

          "Trust Termination Date" shall have the meaning specified in subsection 12.1.

          "Trustee" shall mean the institution executing this Agreement as Trustee, or its successor in interest, or any successor trustee appointed as herein provided.

          "UCC" shall mean the Uniform Commercial Code, as amended from time to time, as in effect in any specified jurisdiction.

          "Undivided Interest" shall mean the undivided interest in the Trust evidenced by a Certificate.

          "Unpaid Invested Amount" shall mean, with respect to any outstanding Series, the excess of the Initial Invested Amount of such Series over the aggregate amount of distributions in respect of Certificate Principal to Investor Certificateholders of such Series.

          Section 1.2  Other Definitional Provisions.
                       -----------------------------

          (a) All terms defined in this Agreement or in any Supplement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto or thereto unless otherwise defined therein.

          (b) As used in this Agreement or in any Supplement and in any certificate or other document made or delivered pursuant hereto or thereto, accounting terms not defined in Section 1.1, and accounting terms partially defined in Section 1.1, to the extent not defined, shall have the meanings given to them under generally accepted accounting principles. To the extent that the definitions of accounting terms herein are inconsistent with the meaning of such terms under generally accepted accounting principles, the definitions contained herein shall control.

          (c) The agreements, representations and warranties of Saks in this Agreement and in any Supplement in its capacity as Servicer shall be deemed to be the agreements, representations and warranties of Saks solely in its capacity as Servicer for so long as it acts in such capacity under this Agreement.

          (d) The words "hereof", "herein" and "hereunder" and words of similar import when used in this Agreement or any Supplement shall refer to this Agreement or any Supplement as a whole and not to any particular provision of this Agreement or any Supplement; and Section, subsection, Schedule and Exhibit references contained in this Agreement or any Supplement are references to Sections, subsections, Schedules and Exhibits in or to this Agreement or any Supplement unless otherwise specified.

          Section 1.3  Daily Estimation of Finance Charge Collections and
                       --------------------------------------------------
Principal Collections.
- ---------------------

          (a) For purposes of allocating Collections on each Business Day during each Monthly Period commencing on or after the Existing Trust Termination Date, the Servicer may estimate the amount of Finance Charge Collections (which term shall exclude for all purposes of this Section 1.3, Discount Option Receivables) to be equal to the Daily Estimated Finance Charge Collections for such Business Day and the amount of Principal Collections to be equal to the Daily Estimated Principal Collections for such Business Day.

          (b) On the Determination Date following each Monthly Period during which the foregoing estimation method is used, the Servicer shall make an appropriate true-up adjustment to the balance on deposit in the Finance Charge Account and in the Principal Collections Account in respect of the preceding Monthly Period, in each case to reflect the difference, if any, between the amount that should have been recorded as Finance Charge Collections and Principal Collections if such actual Collections had been known and the amount allocated thereto pursuant to subsection 1.3(a).

          (c) Notwithstanding the foregoing, the Servicer may adopt a different method of estimating the amount of Finance Charge Collections and Principal Collections which in the good faith judgment of the Servicer is designed to more accurately reflect the portions of Receivables and Collections constituting Finance Charge Receivables and Principal Receivables and the actual amounts being collected in respect thereof, provided that prior to instituting any such different method, the Rating Agency Condition shall have been satisfied with respect to such adoption. The Servicer shall provide to each Rating Agency and to the Trustee written notice each time the Servicer adopts a different method of estimating such amounts.

                                   ARTICLE II

               TRANSFER OF TRUST ASSETS; ISSUANCE OF CERTIFICATES

          Section 2.1  Transfer of Transition Certificate.  (a) The Seller does
                       ----------------------------------
hereby transfer, assign and set-over to the Trust for the benefit of the Certificateholders, without recourse, representation or warranty, except to the extent set forth herein or in the Transition Supplement, all right, title and interest of the Seller in, to and under (i) the Transition Certificate, (ii) all monies due or to become due in respect thereof (including all Collections),
(iii) the right to any Enhancement and all monies available under any Enhancement with respect to any Series and (iv) all proceeds and products of the foregoing (as defined in the UCC as in effect in the State of New York). Such property, together with all monies and investments on deposit, from time to time, in the Collection Account, the Excess Funding Account and the Series Accounts maintained for the benefit of the Certificateholders of any Series of Certificates, shall constitute the assets of the Trust prior to the Existing Trust Termination Date (collectively, the "Initial Trust Assets").

          (b) The Seller and the Trustee hereby agree that, in accordance with the terms of the Existing Trust Agreement (as supplemented by the Series 1996-1 Supplement thereto), on the Existing Trust Termination Date, the Trustee shall
(i) take all action necessary to cause the Transition Certificate to be surrendered to the Existing Trust in exchange for the transfer, assignment and conveyance by the Existing Trust to the Trust of all of the Trust Assets as defined in the Existing Trust Agreement (including, without limitation, all of the Existing Trust's right, title and interest in, to and under the Receivables existing as of the Existing Trust Termination Date, all monies due or to become due in respect thereof (including all recoveries) and all proceeds with respect thereto) and (ii) immediately after giving effect to such exchange, transfer, assign and set-over to the Trust for the benefit of the Certificateholders, without recourse, representation or warranty, except to the extent expressly provided herein, all right, title and interest of the Seller in, to and under the following (to the extent not already conveyed pursuant to clause (i) of this subsection (b)): (i) all Receivables existing as of the Second Cut Off Date and all Receivables thereafter created and arising in connection with the Accounts and all monies then due or to become due with respect thereto, (ii) all Recoveries, Collections and other proceeds thereof and Insurance Proceeds relating thereto, (iii) all rights to security for any Receivables, (iv) the right to any Enhancement and all monies available under any Enhancement with respect to any Series, (v) the Receivables Purchase Agreement and (vi) all proceeds and products of all of the foregoing. Such property, together with the Initial Trust Assets (other than the Transition Certificate) shall constitute the assets of the Trust on and after the Existing Trust Termination Date (the "Additional Trust Assets"). The assets of the Trust at any time (which shall be comprised of the Initial Trust Assets prior to the Existing Trust Termination Date and the Additional Trust Assets on and after the Existing Trust Termination Date) shall be herein referred to as the "Trust Assets".

          (c) The foregoing transfers, assignments, set-overs and conveyances do not constitute and are not intended to result in a creation or an assumption by the Trust, the Trustee or any Investor Certificateholder of any obligation of the Seller, the Servicer or any other Person in connection with the Accounts or Receivables or any agreement or instrument relating thereto, including, without limitation, any obligation to any Obligors or insurers, or in connection with the Receivables Purchase Agreement. In connection with each such transfer, assignment and set-over, the Seller agrees to execute and deliver assignment documentation with respect to the Transition Certificate and to record and file, at its own expense, financing statements (including any continuation statements with respect to such financing statements when applicable) with respect to the Transition Certificate and the Receivables existing at the time of such conveyance and thereafter created for the transfer of accounts, chattel paper and general intangibles (as defined in the UCC as in effect in the State of New
York) meeting the requirements of applicable state law in such manner and in such jurisdictions as are necessary to perfect the transfer of all of the right, title and interest of the Seller in the Transition Certificate and the Receivables from the Seller to the Trust, and to deliver the Transition Certificate together with such executed assignment documentation, as well as file-stamped copies of such financing statements or continuation statements or other evidence of such filings (which may, for purposes of this Section 2.1, consist of telephone confirmations of such filings with the file-stamped copy to be provided to the Trustee as soon as practicable after receipt thereof by the Seller), to the Trustee (A) in the case of the Transition Certificate and assignment documentation and the financing statements with respect to the Transition Certificate, on or prior to the Initial Closing Date, (B) in the case of financing statements with respect to the Accounts to be conveyed as of the Existing Trust Termination Date, on or prior to the Existing Trust Termination Date, and (C) in the case of any continuation statements filed pursuant to this
Section 2.1, as soon as practicable after receipt thereof by the Seller.

          (d) In connection with such transfers, the Seller further agrees, at its own expense, on or prior to the Existing Trust Termination Date (i) to indicate in its books and records, including the computer files of the Receivables, that Receivables created in connection with the Accounts have been transferred to the Trust pursuant to this Agreement for the benefit of the Certificateholders and (ii) to deliver to the Trustee a computer file or microfiche or written list containing a true and complete list of all such Accounts, identified by account number and by the Receivable balance as of the Second Cut Off Date. Such file or list shall be marked confidential and proprietary and shall be deemed to be incorporated into and made a part of this Agreement from the date of delivery thereof. On each Addition Date, the Seller shall indicate in its computer files that the Receivables created in the Additional Accounts added to the Trust on such date pursuant to Section 2.6 have been conveyed to the Trust for the benefit of the Certificateholders.

          (e) The parties intend that, in the event this Agreement shall not be effective to transfer, assign and set over the Trust Assets to the Trustee, the Seller hereby grants to the Trustee, for the benefit of the Certificateholders, a first priority perfected security interest in all of the property described in the first two paragraphs of this Section 2.1 to secure a loan in an amount equal to the unpaid principal amount of the Investor Certificates issued hereunder or to be issued hereunder, the interest accruing thereon at the applicable Certificate Rates and all of the Seller's and the Servicer's other obligations hereunder, and agrees that this Agreement shall constitute a security agreement under applicable law.

          (f) The foregoing transfers, assignments, set-overs and conveyances to the Trust shall be made to the Trustee, on behalf of the Trust, and each reference in this Agreement to such transfer, assignment, set-over and conveyance to the Trust, and each retransfer, reassignment or reconveyance by the Trust, shall be construed accordingly.

          Section 2.2  Acceptance by Trustee.
                       ---------------------

          (a) The Trustee hereby acknowledges its acceptance, on behalf of the Trust, of the Initial Trust Assets and agrees to accept, on behalf of the Trust, on the Existing Trust Termination Date, the Additional Trust Assets. The Trustee declares that it shall maintain all right, title and interest, upon the trust herein set forth in accordance with the terms of this Agreement, for the benefit of all Certificateholders. The Trustee on behalf of the Trust hereby agrees to surrender the Transition Certificate to the trustee of the Existing Trust on the Existing Trust Termination Date in exchange for the Additional Trust Assets.

          (b) The Trustee hereby agrees not to disclose to any Person any of the account numbers or other information contained in the computer files or microfiche or written lists delivered to the Trustee by the Seller pursuant to Sections 2.1 and 2.6, except as is required in connection with the performance of its duties hereunder or in enforcing the rights of the Certificateholders, or to a Successor Servicer appointed pursuant to Section 10.2, any successor trustee appointed pursuant to Section 11.8, any co-trustee or separate trustee appointed pursuant to Section 11.10 or as mandated by any Requirement of Law applicable to the Trustee. The Trustee agrees to take such measures as shall be reasonably requested by the Seller to protect and maintain the security and confidentiality of such information. The Trustee shall use its best efforts to provide the Seller with written notice five days prior to any disclosure pursuant to this subsection 2.2(b).

          (c) The Trustee shall have no power to create, assume or incur indebtedness or other liabilities in the name of the Trust other than as contemplated in this Agreement.

          Section 2.3  Representations and Warranties of the Seller Relating to
                       --------------------------------------------------------
the Seller.  Without limitation of the representations and warranties contained
- ----------
in the Transition Supplement and the Existing Agreement, the Seller hereby represents and warrants as of the Initial Closing Date and as of the Existing Trust Termination Date that:

          (a)  Organization and Good Standing.  The Seller is a corporation duly
               ------------------------------
     organized and validly existing in good standing under the laws of the State of Delaware, and has full corporate power, authority and legal right to own its properties and conduct its business as such properties are presently owned and such business is presently conducted, and to execute, deliver and perform its obligations under this Agreement and the Receivables Purchase Agreement and to direct the Trustee to execute and deliver the Certificates.

          (b)  Due Qualification.  The Seller is duly qualified to do business
               -----------------
     and is in good standing as a foreign corporation (or is exempt from such requirements), and has obtained all necessary licenses and approvals in each jurisdiction in which the conduct of its business requires such qualification except where the failure to so qualify or obtain licenses or approvals would not have a material adverse affect on its ability to perform its obligations hereunder and under the Receivables Purchase Agreement.

          (c)  Due Authorization.  The execution and delivery of this Agreement
               -----------------
     and the Receivables Purchase Agreement and the consummation of the transactions provided for herein and therein have been duly authorized by the Seller by all necessary corporate action on the part of the Seller.

          (d)  No Conflict.  The execution and delivery of this Agreement and
               -----------
     the Receivables Purchase Agreement, the performance of the transactions contemplated hereby and thereby and the fulfillment of the terms hereof and thereof will not conflict with, result in any breach of any of the material terms and provisions of, or constitute (with or without notice or lapse of time or both) a default under, the Existing Agreement or any other indenture, contract, agreement, mortgage, deed of trust, or other instrument to which the Seller is a party or by which it or any of its property is bound, except to the extent that any such conflict, breach or default would not have a material adverse effect on the Certificateholders on the ability of the Seller to perform its obligations hereunder or under the Receivables Purchase Agreement.

          (e)  No Violation.  The execution and delivery of this Agreement and
               ------------
     the Receivables Purchase Agreement, the performance of the transactions contemplated hereby and thereby and the fulfillment of the terms hereof and thereof will not conflict with or violate, in any material respect, any Requirement of Law applicable to the Seller.

          (f)  No Proceedings.  There are no proceedings or investigations
               --------------
     pending or, to the best knowledge of the Seller, threatened against the Seller, before any court, regulatory body, administrative agency, or other tribunal or governmental instrumentality (i) asserting the invalidity of this Agreement, the Receivables Purchase Agreement or the Certificates,
     (ii) seeking to prevent the issuance of the Certificates or the consummation of any of the transactions contemplated by this Agreement, the Receivables Purchase Agreement or the Certificates, (iii) seeking any determination or ruling that, if adversely determined, would have a material adverse effect on the Certificateholders or on the ability of the Seller to perform its obligations under this Agreement or the Receivables Purchase Agreement, (iv) seeking any determination or ruling that would have a material adverse effect on the validity or enforceability of this Agreement, the Receivables Purchase Agreement or the Certificates or (v) seeking to adversely affect the income tax attributes of the Trust.

          (g)  Eligibility of Accounts.  Each Account conveyed by the Existing
               -----------------------
     Trust to the Trust on the Existing Trust Termination Date was an Eligible Account as of the Initial Cut Off Date or the Addition Date with respect thereto, as the case may be, and each additional Account conveyed to the Trust on the Existing Trust Termination Date (but not owned by the Existing Trust) was an Eligible Account as of the Second Cut Off Date.

          (h)  All Consents Required.  All appraisals, authorizations, consents,
               ---------------------
     orders or other actions of any Person or of any governmental body or official required in connection with the execution and delivery of this Agreement, the Receivables Purchase Agreement and the Certificates, the performance of the transactions contemplated hereby and thereby, and the fulfillment of or terms hereof and thereof, have been obtained.

          (i)  Bulk Sales.  The execution, delivery and performance of this
               ----------
     Agreement do not require compliance with any "bulk sales" law by the Seller.

          (j)  Solvency.  The transactions under this Agreement do not and will
               --------
     not render the Seller insolvent.

The representations and warranties set forth in this Section 2.3 shall survive the transfer of the Trust Assets to the Trust, and termination of the rights and obligations of the Servicer pursuant to Section 10.1. In addition, each of the representations and warranties of the Seller made pursuant to the Existing Trust Agreement and the Series 1996-1 Supplement thereto shall be deemed also to constitute representations and warranties by the Seller for the benefit of the Investor Certificateholders and shall survive the execution and delivery hereof and the termination of the Existing Trust Agreement on the Existing Trust Termination Date. Upon discovery by the Seller, the Servicer or a Responsible Officer of the Trustee of a breach of any of the foregoing representations and warranties, the party discovering such breach shall give prompt written notice to the others and to any Enhancement Provider. For the purposes of the representations and warranties contained in this Section 2.3 and made by the Seller on the Initial Closing Date and the Existing Trust Termination Date, "Certificates" shall mean the Certificates issued or outstanding on such dates. The Seller hereby represents and warrants, with respect to any Series, as of the Closing Date with respect to such Series, unless otherwise stated in the related Supplement, that the representations and warranties of the Seller set forth in this Section 2.3 will be true and correct as of such Closing Date (for the purposes of such representations and warranties, "Certificates" shall mean the Certificates issued on such Closing Date).

          Section 2.4  Representations and Warranties of the Seller Relating to
                       --------------------------------------------------------
the Agreement and the Receivables.  Without limitation of the representations
- ---------------------------------
and warranties set forth in the Transition Supplement and the Existing
Agreement:

          (a)  Binding Obligation; Valid Transfer and Security Interest.  The
               --------------------------------------------------------
Seller hereby represents and warrants, as of the Initial Closing Date and the Existing Trust Termination Date and, with respect to any Series issued after the Existing Trust Termination Date, unless otherwise stated in the related Supplement, as of the Closing Date for such Series:

            (i) This Agreement constitutes a legal, valid and binding obligation of the Seller, enforceable against the Seller in accordance with its terms, except as such enforceability may be limited by Debtor Relief Laws and except as such enforceability may be limited by general principles of equity (whether considered in a suit at law or in equity).

           (ii) This Agreement constitutes either (A) a valid transfer to the Trust of all right, title and interest of the Seller in, to and under the Trust Assets, and such property will be held by the Trust free and clear of any Lien of any Person claiming through or under the Seller or its Affiliates, except for (w) the interests of the Trustee and the Certificateholders, (x) Liens permitted under subsection 2.5(b), (y) the interest of the Seller as holder of the Exchangeable Seller Certificate and
     (z) the Seller's right to receive interest accruing on, and investment earnings in respect of, the Collection Account or any Series Account as provided in this Agreement and any Supplement or (B) a grant of a security interest (as defined in the UCC as in effect in the State of New York) in such property to the Trust, which is enforceable with respect to (i) the Transition Certificate, all monies due or to become due with respect thereto (including all principal and interest with respect thereto), the Collections and other proceeds thereof, upon execution and delivery of this Agreement, (ii) the Receivables existing in the Accounts as of the Existing Trust Termination Date, all monies then due or to become due with respect thereto (including Finance Charge Receivables), the Collections, Recoveries and other proceeds thereof and all Insurance Proceeds relating thereto, upon the conveyance of the Additional Trust Assets as of the Existing Trust Termination Date and (iii) all Receivables thereafter created, the Collections, Recoveries and other proceeds thereof and Insurance Proceeds relating thereto, at the time such Receivables arise. If this Agreement constitutes the grant of a security interest to the Trust in such property, upon the delivery of the Transition Certificate and assignment documentation with respect thereto and the filing of the financing statements (in each case described in Section 2.1) and in the case of the Receivables hereafter arising in the Accounts and proceeds thereof and Insurance Proceeds relating to such Receivables, as the same arise, the Trust shall have a first priority perfected security interest in such property, except for Liens permitted under subsection 2.5(b). Neither the Seller nor any Person claiming through or under the Seller shall have any claim to or interest in the Collection Account, the Excess Funding Account or any Series Account, except (i) to the extent that this Article IV provides the Seller with any right to receive interest or investment earnings accruing with respect to any account established pursuant to this
     Article IV, (ii) for the Seller's right to receive payments from the Collection Account or any Series Account in accordance with the provisions of Article IV, and (iii) if this Agreement constitutes the grant of a security interest in such property, for the interest of the Seller in such property as a debtor for purposes of the UCC as in effect in the State of New York.

          (b)  Eligibility of Receivables.  Without limiting any of the
               --------------------------
provisions of the Existing Trust Agreement or the Transition Supplement in effect prior to the Existing Trust Termination Date, each of the representations and warranties set forth in subsection 2.4(a)(ii), (iii), (iv) or (viii) of the Existing Trust Agreement made by the Seller on the Initial Closing Date pursuant to the Existing Trust Agreement (as supplemented by the Series 1996-1 Supplement thereto) shall be deemed on and after the Existing Trust Termination Date to be incorporated herein and to constitute representations and warranties of the Seller for the benefit of the Investor Certificateholders. In addition, as of the Existing Trust Termination Date, the Seller shall be deemed to have represented and warranted to the Trust, the Trustee and the Certificateholders that (i) as of the Second Cut Off Date, the computer file or microfiche or written list delivered pursuant to subsection 2.1 is an accurate and complete listing in all material respects of all the Accounts as of the Second Cut Off Date which were not conveyed by the Existing Trust and the information contained therein with respect to the identity of such Accounts and the Receivables existing thereunder is true and correct in all material respects as of the Second Cut Off Date, (ii) each Receivable then existing which was not previously owned by the Existing Trust is an Eligible Receivable, (iii) each such Receivable existing as of the Existing Trust Termination Date will have been transferred to the Trust free and clear of any Lien of any Person (other than Liens permitted under subsection 2.5(b), the interest of the Seller as holder of the Exchangeable Seller Certificate and the Seller's right to receive interest accruing on, and investment earnings in respect of, the Collection Account or any Series Account as provided in this Agreement and any Supplement) and in compliance, in all material respects, with all Requirements of Law applicable to the Seller and (iv) with respect to each such Receivable, all material consents, licenses, approvals or authorizations of or registrations or declarations with any Governmental Authority required to be obtained, effected or given by the Seller in connection with the transfer of such Receivable to the Trust will have been duly obtained, effected or given and in full force and effect. On each day after the Existing Trust Termination Date on which any new Receivable is transferred by the Seller to the Trust, the Seller shall be deemed to represent and warrant to the Trust, the Trustee and the Certificateholders that (i) each Receivable transferred on such day is an Eligible Receivable, (ii) each Receivable transferred on such day has been transferred to the Trust free and clear of any Lien of any Person (other than Liens permitted under subsection 2.5(b), the interest of the Seller as holder of the Exchangeable Seller Certificate and the Seller's right to receive interest accruing on, and investment earnings in respect of, the Collection Account or any Series Account, as provided in this Agreement and any Supplement) and in compliance, in all material respects, with all Requirements of Law applicable to the Seller, (iii) with respect to each such Receivable, all consents, licenses, approvals or authorizations of or registrations or declarations with any Governmental Authority required to be obtained, effected or given by the Seller in connection with the transfer of such Receivable to the Trust have been duly obtained, effected or given and are in full force and effect and (iv) the representations and warranties set forth in subsection 2.4(a) are true and correct with respect to each Receivable transferred on such day as if made on such day.

          (c)  Notice of Breach.  The representations and warranties set forth
               ----------------
in this Section 2.4 shall survive the transfer of the Transition Certificate and Receivables to the Trust, and the termination of the rights and obligations of the Servicer pursuant to Section 10.1. Upon discovery by the Seller, the Servicer or a Responsible Officer of the Trustee of a breach of any of the foregoing representations and warranties, the party discovering such breach shall give prompt written notice to the others and any Enhancement Provider.

          (d)  Transfer of Ineligible Receivables.  In the event of a breach of
               ----------------------------------
any representation and warranty set forth in subsection 2.4(b), 2.6(d)(i) or 2.6(e) or any representation or warranty contained in subsection 2.4(a)(ii),
(iii), (iv) or (viii) of the Existing Trust Agreement and incorporated herein by reference, within 60 days of the receipt by the Seller of written notice of such breach given by the Trustee or the Servicer, the Seller shall accept a retransfer of each Principal Receivable to which such breach relates (an "Ineligible Receivable") on the terms and conditions set forth below; provided, however, that no such retransfer shall be required to be made with respect to such Ineligible Receivable if, on any day within such 60-day period, the representations and warranties in subsection 2.4(b), subsection 2.6(d)(i) and subsection 2.6(e) and in subsection 2.4(a)(iv), (vi) and (vii) of the Existing Trust Agreement with respect to such Ineligible Receivable shall then be true and correct in all material respects with respect to such Ineligible Receivable as if such Ineligible Receivable had been transferred to the Trust on such day. Notwithstanding anything contained in this subsection 2.4(d) to the contrary, in the event of breach of any representation and warranty set forth in subsection 2.4(b), with respect to (x) each Receivable existing as of the Existing Trust Termination Date or an Addition Date, as applicable, and (y) each new Receivable thereafter arising, having been conveyed to the Trust free and clear of any Lien of any Person claiming through or under the Seller and its Affiliates and in compliance in all material respects with all Requirements of Law applicable to the Seller, immediately upon the earlier to occur of the discovery of such breach by the Seller or receipt by the Seller of written notice of such breach given by the Trustee or the Servicer, the Seller shall repurchase and the Trustee shall retransfer, without recourse, representation or warranty, all of the Trust's right, title and interest in each such Ineligible Receivable. The Seller shall accept a retransfer of each such Ineligible Receivable and there shall be deducted (i) from the aggregate amount of Principal Receivables used to calculate the

Seller Amount the aggregate principal amount (as reflected in the records of the Servicer) of each such Ineligible Receivable and (ii) from the aggregate amount of Finance Charge Receivables all Finance Charges (as reflected in the records of the Servicer) accrued with respect to such Ineligible Receivable on and after the date of such retransfer. On and after the date of such retransfer, the principal amount of each Ineligible Receivable so retransferred shall not be included in the aggregate amount of Principal Receivables used in the calculation of the Invested Percentage, the Seller Percentage or the Seller Amount or any corollary term. In the event that the exclusion of the principal amount of an Ineligible Receivable from the calculation of the Seller Amount would cause the Seller Amount to be less than the Minimum Seller Amount, the Seller shall, on the date of retransfer of such Ineligible Receivable, make a deposit in the Excess Funding Account (for allocation pursuant to Article IV) in immediately available funds in an amount equal to the Shortfall Amount and such deposit shall be applied in accordance with Article IV. Upon each retransfer to the Seller of such Ineligible Receivable, the Trust shall automatically and without further action be deemed to transfer, assign and set-over to the Seller, without recourse, representation or warranty, all the right, title and interest of the Trust in, to and under such Ineligible Receivable and all monies due or to become due with respect thereto (including all Finance Charge Receivables accruing on and after the date of such retransfer) and all proceeds of the Ineligible Receivable and Recoveries and Insurance Proceeds relating thereto and all rights to security for any such Ineligible Receivable, and all proceeds and products of the foregoing. The Trustee shall execute such documents and instruments of transfer as may be prepared by the Seller and take such other actions as shall reasonably be requested by the Seller to effect the transfer of such Ineligible Receivable pursuant to this subsection. The obligation of the Seller to accept retransfer of any Ineligible Receivable shall constitute the sole remedy respecting any breach of the representations and warranties set forth in subsection 2.4(b), 2.6(d)(i) and 2.6(e) with respect to such Receivable available to Certificateholders or the Trustee on behalf of Certificateholders.

          (e)  Retransfer of Trust Portfolio.  In the event of a breach of any
               -----------------------------
of the representations and warranties set forth in subsection 2.4(a) hereof, either the Trustee, or the Holders of Investor Certificates evidencing Undivided Interests aggregating more than 50% of the Aggregate Unpaid Invested Amount, by notice then given in writing to the Seller (and to the Trustee and the Servicer, if given by the Investor Certificateholders), may direct the Seller to accept retransfer of the Transition Certificate or all of the Principal Receivables, as the case may be, within the period of 60 days after such notice and the Seller shall be obligated to accept retransfer of such Transition Certificate or Receivables on a Distribution Date specified by the Seller (such date, the "Retransfer Date") occurring within such applicable period on the terms and conditions set forth below; provided, however, that no such retransfer shall be required to be made if, at any time during such applicable period, the representations and warranties contained in subsection 2.4(a) hereof shall then be true and correct in all material respects. The Seller shall deposit on the Transfer Date (in next day funds) for the Retransfer Date an amount equal to the deposit amount provided in the next sentence for such Transition Certificate or Receivables, as the case may be, in the Distribution Account for distribution to the Investor Certificateholders pursuant to Section 12.3. The deposit amount for such retransfer will be equal to (i) the Aggregate Invested Amount at the end of the day on the Business Day preceding the Distribution Date on which the retransfer is scheduled to be made, less the amount, if any, transferred to the Distribution Account on such Transfer Date for application to principal payments in respect of Investor Certificates, plus (ii) an amount equal to all interest accrued but unpaid on the Investor Certificates at the applicable Certificate Rates through such Distribution Date, less the amount transferred to the Distribution Account from the Finance Charge Account on such Transfer Date in respect of Certificate Interest plus (iii) an amount sufficient to pay all unreimbursed amounts owing to each Enhancement Provider (to the extent set forth in the applicable Supplement). Payment of the deposit amount and all other amounts in the Distribution Account in respect of the preceding Monthly Period shall be considered a prepayment in full of the Receivables represented by the Investor Certificates. On the Retransfer Date that is on or immediately following the Transfer Date on which such amount has been deposited in full into the Distribution Account, the Transition Certificate or Receivables, as the case may be, and all monies due or to become due with respect thereto and all proceeds thereof and in the case of the Receivables, all Recoveries and Insurance Proceeds relating thereto, all rights to security for any such Receivables, and all proceeds and products of the foregoing, shall be transferred to the Seller, and the Trustee shall execute and deliver such instruments of transfer, in each case without recourse, representation or warranty, as shall be prepared and reasonably requested by the Seller to vest in the Seller, or its designee or assignee, all right, title and interest of the Trust in, to and under the Transition Certificate or Receivables, as the case may be, all monies due or to become due with respect thereto and all proceeds thereof and in the case of the Receivables all Recoveries and Insurance Proceeds relating thereto. If the Trustee or the Investor Certificateholders give a notice directing the Seller to accept a retransfer as provided above, the obligation of the Seller to accept a retransfer of the Receivables pursuant to subsection 2.4(e) shall constitute the sole remedy respecting a breach of the representations and warranties contained in subsection 2.4(a) available to the Investor Certificateholders or the Trustee on behalf of the Investor Certificateholders.

          Section 2.5  Covenants of the Seller.  The Seller hereby covenants
                       -----------------------
that:

          (a)  Receivables Not to be Evidenced by Promissory Notes.  The Seller
               ---------------------------------------------------
     will take no action to cause any Receivable to be evidenced by any "instrument" (as defined in the UCC as in effect in the State of New York), except in connection with the enforcement or collection of such Receivable.

          (b)  Security Interests.  Except for the transfers hereunder and,
               ------------------
     prior to the Existing Trust Termination Date, the transfers of the Receivables pursuant to the Existing Trust Agreement, the Seller will not sell, pledge, assign or transfer to any other Person, or grant, create, incur, assume or suffer to exist any Lien on the Transition Certificate or any Lien on any Receivable, whether now existing or hereafter transferred to the Trust, or any interest therein. The Seller will immediately notify the Trustee of the existence of any Lien on any Receivable other than the Liens created pursuant hereto and, prior to the Existing Trust Termination Date, the Liens created pursuant to the Existing Trust Agreement; and the Seller shall defend the right, title and interest of the Trust in, to and under the Transition Certificate and, on and after the Existing Trust Termination Date, the Receivables (whether then existing or thereafter transferred to the Trust) against all claims of third parties; provided, however, that nothing in this subsection 2.5(b) shall prevent or be deemed to prohibit the Seller from suffering to exist (i) any Liens on the Transition Certificate or any of the Receivables for state, municipal or other local taxes if such taxes shall not at the time be due and payable or if the Seller shall currently be contesting the validity thereof in good faith by appropriate proceedings and shall have set aside on its books adequate reserves with respect thereto, (ii) Liens on the Receivables in favor of the Seller created pursuant to the Receivables Purchase Agreement and transferred to the Trustee pursuant hereto, (iii) Liens on the Transition Certificate and Receivables in favor of the Trustee created pursuant to this Agreement and (iv) prior to the Existing Trust Termination Date, Liens on the Receivables in favor of the trustee under the Existing Trust Agreement or the Seller under the Receivables Purchase Agreement.

          (c)  Account Allocations.
               -------------------

            (i) In the event that the Seller is unable for any reason to transfer Receivables to the Trust in accordance with the provisions of this Agreement (including, without limitation, by reason of the occurrence of an Insolvency Event) then, in any such event, (A) the Seller agrees to instruct the Servicer to allocate and pay to the Trust, after the date of such inability, all Principal Collections and all amounts which would have constituted Principal Collections but for the Seller's inability to transfer such Receivables (up to an aggregate amount equal to the amount of Principal Receivables in the Trust on such date); (B) the Seller agrees to have such amounts applied as Collections in accordance with Article IV and (C) for only so long as all Collections and all amounts which would have constituted Collections are allocated and applied in accordance with clauses (A) and (B) above, Principal Receivables (and all amounts which would have constituted Principal Receivables but for the Seller's inability to transfer Receivables to the Trust) that are written off as uncollectible in accordance with this Agreement shall continue to be allocated in accordance with Article IV and all amounts that would have constituted Principal Receivables but for the Seller's inability to transfer Receivables to the Trust shall be deemed to be Principal Receivables for the purpose of calculating (i) the applicable Invested Percentage with respect to any Series and (ii) the Aggregate Invested Percentage thereunder. If the Seller is unable pursuant to any Requirement of Law to allocate Collections as described above, the Seller agrees that, solely for purposes of payments under this Agreement, it shall in any such event allocate, after the occurrence of such event, payments on each Account with respect to the principal balance of such Account first to the oldest principal balance of such Account (it being understood that the foregoing allocation does not affect, with respect to any Obligor, the priority of application of cardholder payments provided for in the related Charge Account Agreement(s)) and to have such payments applied as Collections in accordance with Article IV. The parties hereto agree that Finance Charge Receivables, whenever created or accrued in respect of Principal Receivables which have been conveyed to the Trust, or that would have been conveyed to the Trust but for the above described inability to transfer such Receivables, shall continue to be a part of the Trust notwithstanding any cessation of the transfer of additional Principal Receivables to the Trust and Collections with respect thereto shall continue to be allocated and paid in accordance with Article IV.

           (ii) In the event that, pursuant to subsection 2.4(d), the Seller accepts a retransfer of an Ineligible Receivable as a result of a breach of the representations and warranties in subsection 2.4(b) relating to such Receivable, then, in any such event, the Seller agrees to instruct the Servicer to allocate payments received in respect of the Account giving rise to such Receivable first to the total amount of Principal Receivables of the appropriate Obligor retained in the Trust and thereafter to the total amount owing by such Obligor on any Ineligible Receivable retransferred to the Seller (it being understood that the foregoing allocation does not affect, with respect to any Obligor, the priority of application of cardholder payments provided for in the related Charge Account Agreement(s)).

          (d)  Delivery of Collections.  The Seller agrees to pay to the
               -----------------------
     Servicer promptly (but in no event later than two Business Days after receipt) all Collections received by the Seller in respect of the Receivables.

          (e)  Regulatory Filings.  The Seller shall make any filings, reports,
               ------------------
     notices, applications and registrations with, and seek any consents or authorizations from, the Securities and Exchange Commission and any state securities authority on behalf of the Trust as may be necessary or that the Seller deems advisable to comply with any federal or state securities or reporting requirements laws.

          (f)  Finance Charges and Other Fees.  The Seller agrees that, except
               ------------------------------
     as otherwise required by any Requirement of Law or as is reasonably deemed by Saks to be necessary in order for Saks to maintain its credit card business, the Seller shall maintain Saks's commitment as set forth in the Receivables Purchase Agreement, that Saks shall not reduce at any time (x) the finance charges assessed in respect of any Accounts, or (y) any other fees charged on any of the Accounts if, as a result of such reduction, the Servicer reasonably expects that the Portfolio Yield with respect to any Series as of such date, after giving effect to such reduction, would be less than the Base Rate for such Series.

          (g)  Charge Account Agreements and Charge Account Guidelines.  The
               -------------------------------------------------------
     Seller agrees to maintain Saks's commitment, as set forth in the Receivables Purchase Agreement, that Saks will comply with and perform its obligations under the Charge Account Agreements relating to the Accounts and the Charge Account Guidelines, except insofar as any failure so to comply or conform would not materially and adversely affect the rights of the Trust or the Certificateholders under this Agreement or the Certificates. Subject to the foregoing and subject to the restrictions set forth in subsection 2.5(f), and so long as such changes are made applicable to comparable segments of those charge account accounts serviced by the Servicer which have characteristics the same as, or substantially similar to, the Accounts which are subject hereto, and so long as such changes would not be reasonably likely to cause the occurrence of a Pay Out Event, the Seller may permit Saks to change the terms and provisions of such Charge Account Agreements or the Charge Account Guidelines in any respect.

          (h)  Compliance with Law.  The Seller hereby agrees to comply in all
               -------------------
     material respects with all Requirements of Law applicable to the Seller.

          (i)  Activities of the Seller.  The Seller shall not engage in any
               ------------------------
     business or activity of any kind, or enter into any transaction or indenture, mortgage, instrument, agreement, contract, lease or other undertaking, which is not directly related to the transactions contemplated and authorized by this Agreement or the Receivables Purchase Agreement, except a Permitted Transaction.

          (j)  Indebtedness.  The Seller shall not create, incur, assume or
               ------------
     suffer to exist any Indebtedness or other liability whatsoever, except (i) obligations incurred or owing to the Trust under this Agreement or the Receivables Purchase Agreement, (ii) liabilities incident to the maintenance of its corporate existence in good standing and the ownership of the Receivables or the Transition Certificate or (iii) obligations incident to a Permitted Transaction.

          (k)  Guarantees.  The Seller shall not become or remain liable,
               ----------
     directly or contingently, in connection with any Indebtedness or other liability of any other Person, whether by guarantee, endorsement (other than endorsements of negotiable instruments for deposit or collection in the ordinary course of business), agreement to purchase or repurchase, agreement to supply or advance funds, or otherwise, except incident to a Permitted Transaction.

          (l)  Investments.  The Seller shall not make or suffer to exist any
               -----------
     loans or advances to, or extend any credit to, or make any investments (by way of transfer of property, contributions to capital, purchase of stock or securities or evidences of indebtedness, acquisition of the business or assets, or otherwise) in, any Person except (i) for purchases of Receivables pursuant to the Receivables Purchase Agreement, (ii) for investments in Permitted Investments in accordance with the terms of this Agreement or (iii) pursuant to a Permitted Transaction.

          (m)  Merger; Sales.  The Seller shall not enter into any transaction
               -------------
     of merger or consolidation, or liquidate or dissolve itself (or suffer any liquidation or dissolution), or acquire or be acquired by any Person, or convey, sell, lease or otherwise dispose of all or substantially all of its property or business, except as provided for in this Agreement.

          (n)  Distributions.  The Seller shall not declare or pay, directly or
               -------------
     indirectly, any dividend or make any other distribution (whether in cash or other property) with respect to the profits, assets or capital of the Seller or any Person's interest therein, or purchase, redeem or otherwise acquire for value any of its capital stock now or hereafter outstanding, except that so long as no Pay Out Event has occurred and is continuing and no Pay Out Event would occur as a result thereof or after giving effect thereto, the Seller may declare and pay dividends on its capital stock.

          (o)  Agreements.  The Seller shall not become a party to, or permit
               ----------
     any of its properties to be bound by, any indenture, mortgage, instrument, contract, agreement, lease or other undertaking, except this Agreement, the Receivables Purchase Agreement and the Supplements and except incidental to a Permitted Transaction or amend or modify the provisions of any of Articles First, Third, Fourth, Sixth, Seventh, Eleventh or Twelfth of its Certificate of Incorporation or issue any power of attorney except to the Trustee or to the Servicer.

          (p)  Receivables Purchase Agreement.  The Seller shall not give any
               ------------------------------
     material consent to Saks or exercise any of its rights under the Receivables Purchase Agreement unless the Rating Agency Condition is satisfied with respect thereto.

          (q)  Separate Corporate Existence.  The Seller shall:
               ----------------------------

               (i) Maintain its own deposit account or accounts, separate from those of any Affiliate, with commercial banking institutions. The funds of the Seller will not be diverted to any other Person or for other than corporate uses of the Seller, nor will such funds be commingled with the funds of Saks or any other subsidiary of Saks; provided, however, in the event that payments received on the Accounts in stores or at the corporate offices of the Servicer or through electronic funds transfers are not deposited in an account of the Seller until the second Business Day after receipt, until such deposit such payments may be commingled with funds of Saks.

              (ii) Ensure that, to the extent that it shares the same officers or other employees as any of its stockholders or Affiliates, the salaries of and the expenses related to providing benefits to such officers and other employees shall be fairly allocated among such entities, and each such entity shall bear its fair share of the salary and benefit costs associated with all such common officers and employees.

             (iii) Ensure that, to the extent that it jointly contracts with any of its stockholders or Affiliates to do business with vendors or service providers or to share overhead expenses, the costs incurred in so doing shall be allocated fairly among such entities, and each such entity shall bear its fair share of such costs. To the extent that the Seller contracts or does business with vendors or service providers where the goods and services provided are partially for the benefit of any other Person, the costs incurred in so doing shall be fairly allocated to or among such entities for whose benefit the goods and services are provided, and each such entity shall bear its fair share of such costs. All material transactions between the Seller and any of its Affiliates shall be only on an arm's length basis.

              (iv) Maintain a principal executive and administrative office through which its business is conducted separate from those of its Affiliates. To the extent that the Seller and any of its stockholders or Affiliates have offices in the same location, there shall be a fair and appropriate allocation of overhead costs among them, and each such entity shall bear its fair share of such expenses.

               (v) Conduct its affairs strictly in accordance with its Certificate of Incorporation and observe all necessary, appropriate and customary corporate formalities, including, but not limited to, holding all regular and special stockholders' and directors' meetings appropriate to authorize all corporate action, keeping separate and accurate minutes of its meetings, passing all resolutions or consents necessary to authorize actions taken or to be taken, and maintaining accurate and separate books, records and accounts, including, but not limited to, payroll and intercompany transaction accounts.

              (vi) (A) Maintain one independent director on its Board of Directors and (B) cause the Series A Preferred Stock to continue to be held by a Person that is not an Affiliate of Saks or the Seller and to continue to have the voting rights and other terms in effect on the date hereof; provided that if the Series A Preferred Stock at any time fails to be outstanding or fails to meet the requirements of clause
          (B), the Seller shall maintain two independent directors on its Board of Directors and each action which currently requires the vote of the independent director shall require the vote of both such independent directors.

          (r)  Location of Records.  The Seller (i) shall not move outside the
               -------------------
     State of New York the location of its chief executive office or outside of the State of New York, New Jersey or Texas any of the offices where it keeps its records with respect to the Receivables without 45 days' prior written notice to the Trustee and (ii) will promptly take all actions reasonably requested by the Trustee (including but not limited to all filings and other acts necessary or advisable under the UCC of each relevant jurisdiction) in order to continue the first priority perfected ownership interest of the Certificateholders in all Receivables now owned or hereunder created. The Seller will give the Trustee prompt notice of a change within the State of New York of the location of its chief executive office or of a change within the State of New York, New Jersey or Texas the location of any office where it keeps its records with respect to the Receivables.

          Section 2.6  Addition of Accounts.
                       --------------------

          (a) On each Business Day after the Existing Trust Termination Date (each an "Addition Date"), each charge account established pursuant to a Charge Account Agreement since the preceding Business Day and which is an Eligible Account, and each Restored Account (any such account, an "Additional Account") shall be included as an Account, provided that unless the Rating Agency Condition shall have been satisfied with respect to such action, no such charge account shall be added as an Account if, after giving effect to such addition, the aggregate number of Additional Accounts (other than Restored Accounts) included in the Trust during the then current Fiscal Year shall exceed 10% of the number of Accounts in the Trust as of the last day of the preceding Fiscal Year. The Seller shall be permitted to convey to the Trust the Additional Accounts on the Addition Date with respect thereto.

          (b) On each Determination Date, the Seller shall deliver to the Trustee a written assignment (including an acceptance by the Trustee for the benefit of the Certificateholders) in substantially the form of Exhibit C (a
                                                                ---------
"Confirming Assignment") and a computer file, microfiche or written list containing a true and complete schedule identifying all Additional Accounts added to the Trust during the preceding Monthly Period (or in the case of the Confirming Assignment delivered on the first Determination Date, during the period from the Second Cut-Off Date to the Distribution Date following the Initial Closing Date) and specifying for each such Account, as of the last billing date for such Account, its account number and Receivable balance, and such computer file, microfiche or written list shall be incorporated into and made part of such Confirming Assignment and this Agreement as of the date of such Confirming Assignment.

          (c) On each Addition Date, the Seller shall indicate in its computer files that the Receivables created in the Additional Accounts added to the Trust on such date have been conveyed to the Trust for the benefit of the Certificateholders.

          (d) The Seller shall be deemed to represent and warrant that (i) as of the Addition Date, the computer file or microfiche or written list delivered pursuant to subsection 2.6(b) is an accurate and complete listing in all material respects of all the Additional Accounts as of the Addition Date and the information contained therein with respect to the identity of such Additional Accounts and the Receivables existing thereunder is true and correct in all material respects as of the Addition Date,
(ii) each Additional Account is, as of the Addition Date, an Eligible Account and (iii) as of the Addition Date, the Seller is not insolvent and will not be rendered insolvent by adding any such Additional Account to the Trust.

          (e) The Seller shall be deemed to represent and warrant that, as of the Addition Date, that the transfer of the Additional Accounts transferred on such Addition Date constitutes either (i) a valid transfer to the Trust of all right, title and interest of the Seller in, to and under the Receivables then existing and thereafter arising in respect of the Additional Accounts, all monies due or to become due with respect thereto (including all Finance Charge Receivables), and all proceeds (including, without limitation, as defined in the UCC as in effect in the State of New York) of such Receivables and Insurance Proceeds relating thereto, and such property will be owned by the Trust free and clear of any Lien of any Person, except for (A) Liens permitted under subsection 2.5(b), (B) the interest of the Seller as holder of the Exchangeable Seller Certificate and (C) the Seller's right to receive interest accruing on, and investment earnings in respect of, the Collection Account or any Series Account as provided in this Agreement and any Supplement, or (ii) a grant of a security interest (as defined in the UCC as in effect in the State of New York) in such property to the Trust, which is enforceable with respect to then existing Receivables of the Additional Accounts, all monies due or to become due with respect thereto, the proceeds thereof, and Recoveries and Insurance Proceeds relating thereto upon the transfer of such Receivables to the Trust, and which will be enforceable with respect to the Receivables thereafter transferred in respect of Additional Accounts, the proceeds thereof, Recoveries and Insurance Proceeds relating thereto upon such transfer; and (iii) if the transfer constitutes the grant of a security interest to the Trust in such property, upon such transfer, the Trust shall have a first priority perfected security interest in such property, except for Liens permitted under subsection 2.5(b), the interest of the Seller as holder of the Exchangeable Seller Certificate and the Seller's right to receive interest accruing on, and investment earnings in respect of, the Collection Account or any Series Account, as provided in this Agreement and any Supplement.

          Section 2.7  Removal of Accounts.
                       -------------------

          (a) Subject to the conditions set forth below, during the Revolving Period the Seller may designate from time to time Accounts no longer to be designated for inclusion in the Trust (the "Removed Accounts"); provided, however, that the Seller shall not make more than one such designation in any Monthly Period. On or before the fifth Business Day (the "Removal Notice Date") prior to the date on which Removed Accounts shall be designated (the "Removal Date"), the Seller shall give the Trustee, the Servicer, each Enhancement Provider and the Rating

Agency written notice that the Receivables from such Removed Accounts are to be retransferred to the Seller.

          (b) The Seller shall be permitted to designate and require retransfer to it of the Receivables from Removed Accounts only upon satisfaction of the following conditions:

            (i) The Seller shall satisfy the Rating Agency Condition with respect thereto by such Removal Date;

           (ii) On each Removal Date, the Trustee shall deliver to the Seller a written retransfer agreement in substantially the form of Exhibit D (the
                                                               ---------
     "Retransfer Agreement") prepared by the Seller, and the Seller shall deliver to the Trustee a computer file, microfiche or written list containing a true and complete schedule identifying all Removed Accounts specifying for each such Removed Account, as of the Removal Notice Date, its account number and the Receivable balance thereof. Such computer file, microfiche or written list shall, as of the date of such Retransfer Agreement, be incorporated into and made a part of this Agreement;

          (iii) The Seller shall represent and warrant as of each Removal Date that (a) the list of Removed Accounts, as of the Removal Notice Date, complies in all material respects with the requirements of (ii) above; (b) no selection procedure used by the Seller which is adverse to the interests of the Investor Certificateholders was utilized in selecting the Removed Accounts; and (c) as of the Removal Notice Date and as of the Removal Date, the Seller is not insolvent and the Seller has no present intention of seeking protection under any Debtor Relief Laws;

           (iv) The removal of any Receivables of any Removed Accounts on any Removal Date shall not, in the reasonable belief of the Seller, cause a Pay Out Event to occur, or an event which with notice or lapse of time or both would constitute a Pay Out Event;

            (v) The Seller Amount shall not be less than 105% of the Minimum Seller Amount (or if the Minimum Seller Amount is zero, 2% of the Minimum Aggregate Principal Receivables) after giving effect to such removal and the Aggregate Principal Receivables shall not be less than the Minimum Aggregate Principal Receivables; and

           (vi) The Seller shall have delivered to the Trustee and to each Enhancement Provider an Officer's Certificate of an officer of the Seller confirming the items set forth in (i) through (v) above. The Trustee may conclusively rely on such certificate, shall have no duty to make inquiries with regard to the matters set forth therein and shall incur no liability in so relying.

          Upon satisfaction of the above conditions, the Trustee shall execute and deliver the Retransfer Agreement to the Seller, and the Receivables from the Removed Accounts shall no longer constitute a part of the Trust.

          Section 2.8  Discount Option.  (a)  Subject to the conditions set
                       ---------------
forth in clause (b) below, the Seller shall from time to time have the option to designate all or any specified percentage (which may be fixed or variable based on a formula) (the "Discount Percentage") of Principal Receivables created after the effectiveness of such designation to be treated as Finance Charge Receivables ("Discount Option Receivables"). The aggregate amount of Discount Option Receivables outstanding on any Date of Processing occurring on or after the effectiveness of such designation shall equal the sum of (a) the aggregate Discount Option Receivables at the end of the prior Date of Processing (which amount, prior to such designation, shall be zero) plus (b) any new Discount Option Receivables created on such Date of Processing minus (c) any Discount Option Receivables Collections received on such Date of Processing. Discount Option Receivables created on any Date of Processing shall mean the product of the amount of any Original Principal Receivables created on such Date of Processing and the Discount Percentage.
All Collections of Principal Receivables to which a Discount Percentage did not apply shall be treated in their entirety as Principal Collections and not as Finance Charge Collections.

          (b) The Seller shall also have the option of increasing, reducing or withdrawing the Discount Percentage, at any time and from time to time, on and after the effectiveness of any designation of a Discount Percentage; provided that any such increase, reduction or withdrawal shall not affect the status of any existing Discount Option Receivable. The Seller shall provide to the Servicer, the Trustee and any Rating Agency five Business Days' prior written notice of each designation of the Discount Percentage, and of each increase, reduction or withdrawal of the Discount Percentage after any such designation. Such designation, increase, reduction or withdrawal shall become effective on such fifth Business Day after notice unless (i) a Pay Out Event with respect to any Series shall have occurred prior to such designation, reduction or withdrawal, (ii) the Rating Agency Condition shall not have been satisfied with respect to such designation, reduction or withdrawal or (iii) such designation, reduction or withdrawal in the reasonable belief of the Seller would cause a Pay Out Event, or an event which, with notice or lapse of time or both, would constitute a Pay Out Event, to occur. Notwithstanding the foregoing, a designation of or increase to a Discount Percentage not in excess of 2% shall not require satisfaction of the Rating Agency Condition.

          (c) After the Discount Percentage has been designated pursuant to this Section 2.8 and as long as any Discount Option Receivable remain outstanding, the Seller shall treat Discount Option Receivable Collections as Collections of Finance Charge Receivables.

                                   ARTICLE III

                   ADMINISTRATION AND SERVICING OF RECEIVABLES

          Section 3.1  Acceptance of Appointment and Other Matters Relating to
                       -------------------------------------------------------
the Servicer.  (a)  Saks agrees to act as the Servicer under this Agreement.
- ------------
The Investor Certificateholders by their acceptance of the Investor Certificates consent to Saks acting as Servicer. The parties hereto, and the Investor Certificateholders by their acceptance of the Investor Certificates understand and agree that notwithstanding the provisions of this Section 3.1, prior to the Existing Trust Termination Date, the Servicer's rights and obligations with respect to the administration of the Accounts and the Receivables shall be limited to the exercise of its rights and the performance of its obligations with respect to such Accounts and Receivables as "Servicer" under the Existing Trust Agreement and accordingly, its compensation during such period shall be limited as set forth in Section 3.2. Nothing contained in this paragraph or the Existing Agreement shall affect the rights and obligations of the Servicer hereunder with respect to the administration of the Collection Account, the Excess Funding Account or the Series Accounts.

          (b) Subject to the provisions of this Agreement, the Servicer shall service and administer the Receivables and shall collect payments due under the Receivables in accordance with its customary and usual servicing procedures for servicing charge accounts receivable comparable to the Receivables and in accordance with the Charge Account Guidelines and shall have full power and authority, acting alone or through any party properly designated by it hereunder, to do any and all things in connection with such servicing and administration which it may deem necessary or desirable. Without limiting the generality of the foregoing and subject to Section 10.1, the Servicer is hereby authorized and empowered, unless such power and authority is revoked by the Trustee on account of the occurrence of a Servicer Default pursuant to Section 10.1, (i) to make withdrawals from the Collection Account as set forth in this Agreement, (ii) to instruct the Trustee in writing to make withdrawals and payments from the Series Accounts in accordance with such instructions as set forth in this Agreement, (iii) to instruct the Trustee in writing as provided herein, and (iv) to execute and deliver, on behalf of the Trust for the benefit of the Certificateholders, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, and all other comparable instruments, with respect to the Receivables and, after the delinquency of any Receivable and to the extent permitted under and in compliance with applicable law and regulations, to commence enforcement proceedings with respect to such Receivables. The Trustee agrees that it shall promptly execute any limited power of attorney or other documents furnished to it and follow the written instructions of the Servicer, including those to withdraw funds from the Collection Account, the Excess Funding Account and any other Series Account. The Trustee shall furnish the Servicer with any powers of attorney and other documents as may be reasonably necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties hereunder.

          (c)(i) In the event that the Seller is unable for any reason to transfer Receivables to the Trust in accordance with the provisions of this Agreement (including, without limitation, by reason of the occurrence of an Insolvency Event), (A) the Servicer agrees to allocate and pay to the Trust, after the date of such inability, all Principal Collections and all amounts which would have constituted Principal Collections but for the Seller's inability to transfer such Receivables (up to an aggregate amount equal to the amount of Principal Receivables in the Trust on such date); (B) the Servicer agrees to apply such amounts as Collections in accordance with Article IV; and
(C) for only so long as all Collections and all amounts which would have constituted Collections are allocated and applied in accordance with clauses (A) and (B) above, the Servicer agrees that Principal Receivables (and all amounts which would have constituted Principal Receivables but for the Seller's inability to transfer Receivables to the Trust) that are written off as uncollectible in accordance with this Agreement shall continue to be allocated in accordance with Article IV and all amounts that would have constituted Principal Receivables but for the Seller's inability to transfer Receivables to the Trust shall be deemed to be Principal Receivables for the purpose of calculating (i) the applicable Invested Percentage with respect to any Series and (ii) the Aggregate Invested Percentage thereunder. If the Servicer is unable pursuant to any Requirement of Law to allocate Collections as described above, the Servicer agrees that it shall in any such event allocate, after the occurrence of such event, payments on each Account with respect to the principal balance of such Account first to the oldest principal balance of such Account (it being understood that the foregoing allocation does not affect, with respect to any Obligor, the priority of application of cardholder payments provided for in the related Charge Account Agreement(s)) and to have such payments applied as Collections in accordance with Article IV. The parties hereto agree that Finance Charge Receivables, whenever created or accrued in respect of Principal Receivables which have been conveyed to the Trust, or that would have been conveyed to the Trust but for the above described inability to transfer such Receivables, shall continue to be a part of the Trust notwithstanding any cessation of the transfer of additional Principal Receivables to the Trust and Collections with respect thereto shall continue to be allocated and paid in accordance with Article IV.

           (ii) In the event that pursuant to subsection 2.4(d), the Seller accepts a retransfer of an Ineligible Receivable as a result of a breach of the representations and warranties in subsection 2.4(b) relating to such Receivable, the Servicer agrees to allocate principal payments received in respect of the Account giving rise to such Receivable first to the total amount of Principal Receivables of the appropriate Obligor retained in the Trust and thereafter to the total amount owing by such Obligor on any Ineligible Receivables retransferred to the Seller.

          (d) The Servicer shall not be obligated to use separate servicing procedures, offices, employees or accounts for servicing the Receivables from the procedures, offices, employees and accounts used by the Servicer in connection with servicing other credit card receivables.

          (e) The Servicer shall maintain fidelity bond coverage insuring against losses through wrongdoing of its officers and employees who are involved in the servicing of credit card receivables covering such actions and in such amounts as the Servicer reasonably believes to be adequate.

          Section 3.2  Servicing Compensation.  As compensation for its
                       ----------------------
servicing activities hereunder and reimbursement for its expenses as set forth in the immediately following paragraph, from and after the Existing Trust Termination Date, the Servicer shall be entitled to receive a monthly servicing fee in respect of any Monthly Period (or portion thereof) prior to the termination of the Trust pursuant to Section 12.1 (with respect to each Monthly Period, the "Monthly Servicing Fee"). The share of the Monthly Servicing Fee allocable to each Series of Investor Certificates with respect to any Monthly Period (or portion thereof) (the "Investor Monthly Servicing Fee") shall be payable on the related Transfer Date and, with respect to each Series (unless provided in the related Supplement) and shall be equal to one-twelfth of the product of (A) the Series Servicing Fee Percentage and (B) the weighted average daily Adjusted Invested Amount of such Series during such Monthly Period, or portion thereof. The share of the Monthly Servicing Fee allocable to the Holder of the Exchangeable Seller Certificate with respect to any Monthly Period (or portion thereof) shall be equal to one-twelfth of the product of (A) the weighted average daily Seller Amount during such Monthly Period and (B) the weighted average of the Series Servicing Fee Percentages with respect to each Series of Investor Certificates then outstanding (the "Monthly Seller Servicing Fee"). The Monthly Servicing Fee shall equal the sum of (x) the aggregate amount of Investor Monthly Servicing Fees with respect to each Series then outstanding and (y) the Monthly Seller Servicing Fee. The Investor Monthly Servicing Fee with respect to any Series is payable in arrears on the related

Transfer Date (unless otherwise provided in the related Supplement) and the Monthly Seller Servicing Fee is payable in arrears no later than the last Transfer Date with respect to any Series occurring in a Monthly Period.

          The Servicer's expenses include the reasonable fees and disbursements of independent accountants and all other expenses incurred by the Servicer in connection with its activities hereunder; provided that the Servicer shall not be liable for any liabilities, costs or expenses of the Trust, the Investor Certificateholders or the Certificate Owners arising under any tax law, including without limitation any federal, state or local income or franchise taxes or any other tax imposed on or measured by income (or any interest or penalties with respect thereto or arising from a failure to comply therewith). The Servicer shall be required to pay such expenses for its own account and shall not be entitled to any payment therefor other than the Monthly Servicing Fee.

          Section 3.3  Representations; Warranties and Covenants of the
                       ------------------------------------------------
Servicer.  Saks, as initial Servicer, hereby makes, and any successor Servicer
- --------
by its appointment hereunder shall make, the following representations and warranties and covenants on which the Trustee has relied in accepting the Trust Assets in trust and in authenticating Certificates:

          (a)  Organization and Good Standing.  The Servicer is duly organized,
               ------------------------------
     validly existing and in good standing under the laws of its jurisdiction of organization, and has full corporate power, authority and right to own its properties and conduct its business as such properties are presently owned and such business is presently conducted, and to execute, deliver and perform its obligations under this Agreement.

          (b)  Due Qualification.  The Servicer is qualified as a foreign
               -----------------
     corporation in each state where it is required to be so qualified to service the Receivables as required by this Agreement and has obtained all necessary licenses and approvals as required under federal and state law, in each case, where the failure to be so qualified, licensed or approved, could reasonably be expected materially and adversely to affect the ability of the Servicer to comply with the terms of this Agreement.

          (c)  Due Authorization.  The execution, delivery, and performance of
               -----------------
     this Agreement have been duly authorized by the Servicer by all necessary corporate action on the part of the Servicer.

          (d)  Binding Obligation.  This Agreement constitutes legal, valid and
               ------------------
     binding obligations of the Servicer, enforceable in accordance with its terms, except as enforceability may be limited by Debtor Relief Laws and except as such enforceability may be limited by general principles of equity (whether considered in a proceeding at law or in equity).

          (e)  No Violation.  The execution and delivery of this Agreement by
               ------------
     the Servicer, and the performance of the transactions contemplated by this Agreement and the fulfillment of the terms hereof applicable to the Servicer, will not conflict with, violate, result in any material breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time or both) a material default under, any Requirement of Law applicable to the Servicer or any indenture, contract, agreement, mortgage, deed of trust or other material instrument to which the Servicer is a party or by which it is bound.

          (f)  No Proceedings.  There are no proceedings or investigations
               --------------
     pending or, to the best knowledge of the Servicer, threatened against the Servicer before any court, regulatory body, administrative agency or other tribunal or governmental instrumentality seeking to prevent the issuance of the Certificates or the consummation of any of the transactions contemplated by this Agreement, seeking any determination or ruling that, if adversely determined, would materially and adversely affect the performance by the Servicer of its obligations under this Agreement, or seeking any determination or ruling that would materially and adversely affect the validity or enforceability of this Agreement.

          (g)  Rescission and Cancellation.  Other than pursuant to and in
               ---------------------------
     accordance with the Charge Account Guidelines or the normal operating procedures of the Servicer, the Servicer shall not rescind or cancel any Receivable unless such rescission or cancellation shall have been ordered or directed by a Governmental Authority.

          (h)  Other Actions.  Other than pursuant to and in accordance with the
               -------------
     Charge Account Guidelines or the normal operating procedures of the Servicer, and as otherwise specifically permitted by this Agreement, the Servicer shall not (i) take or fail to take any action if such action or failure to act would impair the rights of the Trust in any Receivable, or
     (ii) revise or defer any payment due in respect of any Receivable.

          (i)  Compliance with Requirements of Law.  The Servicer shall duly
               -----------------------------------
     satisfy all obligations on its part to be fulfilled under or in connection with the Receivables or Accounts, will maintain in effect all qualifications required under Requirements of Law in order to properly service the Receivables and the Accounts and will comply in all material respects with all other Requirements of Law in connection with servicing the Receivables and the Accounts the failure to comply with which would have a material adverse effect on the Certificateholders.

               Section 3.4  Reports and Records for the Trustee.
                            -----------------------------------

          (a)  Daily Reports.  (i) On each Business Day prior to the Existing
               -------------
Trust Termination Date, the Servicer shall prepare and deliver to the Trustee or its agent a "Daily Report" as set forth in the Transition Supplement and (ii) on each Business Day following the Existing Trust Termination Date, the Servicer shall prepare and deliver to the Trustee or its agent a report (the "Daily Report") setting forth (in each case determined in the manner set forth herein)
(A) the aggregate amount of Collections processed by the Servicer on the preceding Business Day, (w) the Aggregate Principal Receivables as of the close of business on the preceding Business Day, (B) the amount of Finance Charge Collections for the preceding Business Day, (C) the amount on deposit in the Excess Funding Account on the preceding Business Day, (D) a calculation of the Seller Amount and the Minimum Seller Amount and the Minimum Aggregate Principal Receivables on the preceding Business Day and a determination of whether the Seller Amount on the preceding Business Day was greater than the Minimum Seller Amount on such Business Day and whether the Aggregate Principal Receivables on the preceding Business Day was greater than the Minimum Aggregate Principal Receivables on the preceding Business Day, (E) the Principal Receivables created since the preceding Business Day, (F) the Daily Estimated Principal Collections and Daily Estimated Finance Charge Collections since the preceding Business Day,
(G) the aggregate amount of Receivables and the balance on deposit in the Collection Account (or any subaccount thereof) or any Series Account applicable to any Series then outstanding with respect to Collections processed as of the end of the last day of the preceding Monthly Period, and (H) such other information as may be specified in a Supplement.

          (b)  Monthly Servicer's Statement.  Unless otherwise stated in the
               ----------------------------
related Supplement with respect to any Series, on each Determination Date, the Servicer shall prepare, and within two days thereafter shall deliver to the Trustee, the Paying Agent, any Rating Agency and any Enhancement Provider (i) during the period prior to the Existing Trust Termination Date a "Monthly Settlement Statement" as required by the Transition Supplement and (ii) during the period commencing with the Existing Trust Termination Date a report and certificate of a Servicing Officer substantially in the form of Exhibit E (the
                                                                ---------
report referred to in clause (i) and (ii), collectively, the "Monthly Servicer's Statement") setting forth (i) the aggregate amounts for the preceding Monthly Period with respect to each of the items specified in clauses (i) and
(ii) of subsection 3.4(a), together with the amount and nature of any true-up adjustment required by subsection 1.3(b), (ii) the Default Amount for the preceding Monthly Period, (iii) Recoveries for the preceding Monthly Period,
(iv) a calculation of the Portfolio Yield and

Base Rate for each Series then outstanding, (v) Shared Principal Collections and Shared Finance Charge Collections available to and contributed by each Series,
(vi) the aggregate amount of Credit Adjustments from the preceding Monthly Period, (vii) the aggregate amount, if any, of withdrawals, drawings or payments under any Enhancement and the remaining balance thereof with respect to each Series required to be made with respect to the previous Monthly Period, and
(viii) the sum of all amounts payable to the Investor Certificateholders on the succeeding Distribution Date in respect of Certificate Interest and Certificate Principal and the remaining principal balances of all Investor Certificates after giving effect to such payments. The Servicer shall also certify that to the best of the Servicer's knowledge, no Pay Out Event has occurred and is continuing.

          Section 3.5  Annual Servicer's Certificate.  The Servicer will deliver
                       -----------------------------
to the Trustee, any Enhancement Provider and any Rating Agency on or before May 31 of each calendar year, beginning with May 31, 1997, an Officer's Certificate substantially in the form of Exhibit F stating that (a) a review of the
                             ---------
activities of the Servicer during the preceding Fiscal Year (or, with respect to the certificate to be delivered on May 31, 1997, since the Trust's inception) and of its performance under this Agreement was made under the supervision of the officer signing such certificate and (b) to the best of such officer's knowledge, based on such review, the Servicer has fully performed all its obligations under this Agreement throughout such period, or, if there has been a default in the performance of any such obligation, specifying each such default known to such officer and the nature and status thereof. A copy of such certificate may be obtained by any Investor Certificateholder by a request in writing to the Trustee addressed to the Corporate Trust Office.

          Section 3.6  Annual Independent Public Accountants' Servicing Report.
                       -------------------------------------------------------

          Beginning with June 30, 1997, the Servicer shall engage a firm of nationally recognized independent public accountants (who may also render other services to the Servicer or the Seller) to furnish, on or before June 30 of each calendar year, to the Trustee, each Enhancement Provider and the Seller a report covering the preceding Fiscal Year to the effect that such accountants have applied certain agreed-upon procedures to amounts contained in the Monthly Servicer's Statements delivered during the Fiscal Year. The accountants shall perform the agreed-upon procedures pursuant to the relevant standards of the American Institute of Certified Public Accountants, vis. Statement on Auditing Standards No. 75, Engagements to Apply Agreed-Upon Procedures to Specified Elements, Accounts or Items of a Financial Statement, or Statement on Auditing Standards for Attestation Engagements No. 4, Agreed Upon Procedures Engagements (as such statements may be amended, modified or superseded). The Certificateholders shall be deemed to have directed the Servicer to have selected the procedures set forth in Exhibit G to be performed by the
                                             ---------
accountants in such report. The Servicer shall assume sole responsibility for the sufficiency of such procedures. The accountants shall report their procedures and findings; however, the engagement will not constitute an audit or an examination and, thus, the accountants will not provide an opinion or negative assurance. Such report will identify exceptions in excess of individual differences of $200 or more for each procedure and cumulative
differences for all procedures of $5,000 or more.   A copy of such report may be
obtained by any Investor Certificateholder by a request in writing to the Trustee addressed to the Corporate Trust Office. In addition, the Servicer shall cause such accountants to furnish a copy of such report to each Rating Agency and to each Enhancement Provider, provided that any party that requests such report must agree to the procedures performed and agree to assume responsibility for the sufficiency of the procedures therein.

          Section 3.7  Tax Treatment.  The Seller has structured this Agreement
                       -------------
and the Investor Certificates with the intention that the Investor Certificates will constitute indebtedness of the Seller for federal, state, local and foreign tax purposes. The Seller, the Servicer, each Certificateholder and each Certificate Owner agree to treat and to take no action inconsistent with the treatment of the Investor Certificates (or any beneficial interest therein) as indebtedness for purposes of federal, state, local and foreign income or franchise taxes and any other tax imposed on or measured by income. Each Certificateholder, by accepting its Certificate, and each Certificate Owner, by acquiring a beneficial interest in a Certificate, agrees to be bound by the provisions of this Section 3.7. Each Certificateholder will cause any Certificate Owner acquiring an interest in a Certificate through it to comply with this Agreement as to treatment as indebtedness under applicable tax law, as described in this Section 3.7.


                                   ARTICLE IV

                   RIGHTS OF CERTIFICATEHOLDERS AND ALLOCATION
                         AND APPLICATION OF COLLECTIONS

          Section 4.1  Rights of Certificateholders.  Each Series of Investor
                       ----------------------------
Certificates shall represent Undivided Interests in the Trust, including the benefits of any Enhancement with respect to such Series and the right to receive the Collections and other amounts at the times and in the amounts specified in this Article IV to be deposited in the Collection Account or the Series Accounts maintained for the benefit of such Investor Certificates or paid to the Investor Certificateholders of such Series; provided, however, that the aggregate interest represented by such Series of Certificates at any time in the Principal Receivables shall not exceed an amount equal to the Invested Amount for such Series at such time. The Exchangeable Seller

Certificate shall represent the remaining Undivided Interest in the Trust not represented by any Series of Investor Certificates then outstanding, including the right to receive the Collections and other amounts at the times and in the amounts specified in this Article IV to be paid to the Holder of the Exchangeable Seller Certificate, provided, however, that the aggregate interest represented by the Exchangeable Seller Certificate at any time in the Principal Receivables shall not exceed the Seller Amount at such time and such Certificate shall not represent any interest in the Collection Account or any Series Accounts maintained for the benefit of the Certificateholders of any Series or the benefits of any Enhancement issued with respect to any Series, except as provided in this Agreement.

          Section 4.2  Establishment of Accounts and Allocations with Respect to
                       ---------------------------------------------------------
the Exchangeable Seller Certificate.
- -----------------------------------

          (a)  The Collection Account.  The Servicer, for the benefit of the
               ----------------------
Certificateholders, shall establish and maintain in the name of the Trustee on behalf of the Trust, or cause to be established and maintained, with an office or branch located in the state designated by the Servicer of a depository institution or trust company (which may include the Trustee) organized under the laws of the United States of America or any one of the states thereof an Eligible Deposit Account bearing a designation clearly indicating that the funds deposited therein are held in trust for the benefit of the Certificateholders (the "Collection Account"). For administrative purposes only, the Collection Account shall be divided into two subaccounts (each respectively, the "Principal
Collections Account" and the "Finance Charge Account").   The Supplement for a
Series may require the Trustee to establish and maintain, for administrative purposes only, a sub-subaccount of the Collection Account (such sub-subaccount, a "Collection Subaccount") and other Series Accounts for such Series bearing a designation clearly indicating that the funds allocated thereto are held in trust for the benefit of the Certificateholders of such Series. The Collection Account or any Collection Subaccount may not be invested except as provided in the related Supplement. The funds on deposit in such Collection Subaccount may be invested in the manner provided in the related Supplement, and any earnings resulting from such investment shall be applied as provided in such Supplement. Pursuant to authority granted to it pursuant to subsection 3.1(b), the Servicer shall have the power, revocable by the Trustee, to withdraw funds from the Collection Account for the purposes of carrying out its duties hereunder. The Trustee, for the benefit of the Certificateholders, shall possess all right, title and interest in all funds on deposit from time to time in the Collection Account and in all proceeds thereof. Subject to the foregoing provisions, the Collection Account shall initially be located at Chemical Bank.

          (b)  Establishment of the Excess Funding Account.  The Servicer, for
               -------------------------------------------
the benefit of the Investor Certificateholders, shall establish and maintain or cause to be established and maintained in the name of the Trustee, on behalf of the Trust, an Eligible Deposit Account, bearing a designation clearly indicating that the funds deposited therein are held in trust for the benefit of the Investor Certificateholders (the "Excess Funding Account"). The Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Excess Funding Account and in all proceeds thereof. Pursuant to the authority granted to it pursuant to subsection 3.1(b), the Servicer shall have the power, revocable by the Trustee, to withdraw funds and to instruct the Trustee in writing to withdraw funds from the Excess Funding Account for the purposes of carrying out its duties hereunder. Subject to the foregoing provisions, the Excess Funding Account shall initially be located at Chemical Bank.

          (c)  Failure of Institution to Qualify.  If any institution with which
               ---------------------------------
any of the accounts established pursuant to this Section 4.2 are established ceases to be a Qualified Institution, the Servicer or the Trustee (as the case may be) shall within 10 Business Days of acquiring actual knowledge of such condition establish a replacement Eligible Deposit Account at a Qualified Institution after notice thereof.

          (d)  Allocations for the Exchangeable Seller Certificate.  Throughout
               ---------------------------------------------------
the existence of the Trust, unless otherwise stated in any Supplement, on each day on which the Servicer allocates Collections, the Servicer shall allocate to the Holder of the Exchangeable Seller Certificate an amount equal to the product of (A) the applicable Seller Percentage determined for such day and (B) the aggregate amount of Principal Collections and Finance Charge Collections on such day. Notwithstanding anything in this Agreement to the contrary, unless otherwise stated in any Supplement, the Servicer need not deposit this amount or any other amounts so allocated to the Exchangeable Seller Certificate pursuant to any Supplement into the Collection Account and shall pay, or be deemed to pay, such amounts as collected to the Holder of the Exchangeable Seller Certificate; provided, however, that such payments shall not be made to the Holder of the Exchangeable Seller Certificate if and to the extent that the Seller Amount is less than the Minimum Seller Amount or if and to the extent that such payment would cause the Seller Amount to be less than the Minimum Seller Amount. Amounts not distributed to the Holder of the Exchangeable Seller Certificate pursuant to this subsection 4.2(d) shall be allocated as provided in subsection 4.3(g).

          Section 4.3  Collections and Allocations.
                       ---------------------------

          (a)  Collections.  The Servicer shall, subject to subsections 4.2(d),
               -----------
4.3(c) and 4.3(f), deposit all Collections in the Collection Account as promptly as possible after the Date of Processing of such Collections, but in no event later than the second Business Day following such Date of Processing.

          The Servicer shall allocate such amounts to each Series of Investor Certificates and to the Holder of the Exchangeable Seller Certificate in accordance with this Article IV and shall withdraw the required amounts from the Collection Account or pay such amounts to the Holder of the Exchangeable Seller Certificate or to the other Persons entitled thereto in accordance with this
Article IV, in both cases as modified by any Supplement. The Servicer shall make such deposits or payments on the date indicated therein, if applicable, by wire transfer in same day funds or as otherwise provided in the Supplement for any Series with respect to such Series. Principal Collections shall be deemed to be paid, first, from Collections received in the stores or by any Person to whom the Servicer shall have delegated its collection duties and, second, from Collections received in the Lockbox.

          (b)  Servicer Letter of Credit; Deposits to Trust Accounts.
               -----------------------------------------------------
Notwithstanding anything in this Agreement to the contrary, for so long as, and only so long as, Saks shall remain the Servicer hereunder and no Servicer Default has occurred and is continuing and (a)(i) the Servicer provides to the Trustee a letter of credit or other arrangement covering risk of collection of the Servicer and (ii) the Servicer shall have satisfied the Rating Agency Condition with respect to such arrangement or (b) the Servicer (unless the Rating Agency shall have notified the Servicer that making monthly deposits will result in the reduction or withdrawal of its then-existing rating of the Certificates) shall have and maintain a short-term debt rating of P-1 by Moody's and either A-1 by S&P or D-1 by Duff & Phelps, the Servicer need not deposit Collections to the Collection Account in the manner provided in this Article IV or make payments to the Holder of the Exchangeable Seller Certificate prior to the close of business on the day any Collections are deposited in the Collection Account as provided in Article IV, but may make such deposits, payments and withdrawals on each Transfer Date in an amount equal to the net amount of such deposits, payments and withdrawals which would have been made but for the provisions of this paragraph.

          Notwithstanding anything else in this Agreement to the contrary, with respect to any Monthly Period other than during a Rapid Amortization Period, so long as (i) Saks is the Servicer and shall maintain an investment grade long-term debt rating by Moody's and S&P and (ii) the Rating Agency Condition shall have been satisfied, whether the Servicer is required to make monthly or daily deposits from the Collection Account into the Finance Charge Account, the Principal Collections Account, the Excess Funding Account or any Series Account, as provided in any Supplement, (i) the Servicer will only be required to deposit Collections from the Collection Account into the Finance Charge Account, the Principal Collections Account, the Excess Funding Account or any Series Account in an amount equal to the lesser of (x) the amount required to be deposited into any such deposit account pursuant to this Agreement or any Supplement and (y) the amount required to be distributed on or prior to the related Distribution Date or Transfer Date, as the case may be, to Investor Certificateholders or any Enhancement Provider pursuant to the terms of any Supplement or agreement relating to such Investor Certificate or Enhancement and (ii) if any time prior to such Distribution Date the amount of Collections deposited in the Collection Account exceeds the amount required to be deposited pursuant to clause (i) above, the Servicer will be permitted to withdraw the excess from the Collection Account.

          (c)  Allocation of Collections of Recoveries and Defaulted
               -----------------------------------------------------
Receivables.
- -----------

          (i) On the date on which a Receivable becomes a Defaulted Receivable, the Trust shall automatically and without further action or consideration be deemed to transfer, set over, and otherwise convey to the Seller, without recourse, representation or warranty, all the right, title and interest of the Trust in and to such Receivable, all monies due or to become due with respect thereto (including Finance Charge Receivables accruing after the date of such retransfer), all proceeds of such Receivables allocable to the Trust with respect to such Receivable, and all rights to security for any such Receivable, and all proceeds and products of the foregoing, excluding Recoveries relating thereto, which shall remain a part of the Trust Assets. The Trustee, at the written direction and expense of the Servicer, shall take all actions reasonably necessary to release its security interest in such Receivables, including the execution and delivery to the Servicer of UCC-3 Termination Statements where appropriate.

         (ii) On each Determination Date, the Servicer shall calculate the Investor Default Amount for the preceding Monthly Period with respect to each Series.

          (d)  Adjustments for Miscellaneous Credits.  The Servicer shall be
               -------------------------------------
obligated to reduce or adjust, as the case may be, on a net basis, the aggregate amount of Principal Receivables used to calculate the Seller Amount as provided in this subsection 4.3(d) (a "Credit Adjustment") with respect to any Principal Receivable (i) which was created in respect of merchandise refused or returned by the Obligor thereunder, (ii) which is reduced by the Servicer by any rebate, refund, chargeback or adjustment, (iii) as to which the Obligor thereunder has asserted a counterclaim or defense, or (iv) which the Servicer has determined was created through a fraudulent or counterfeit charge.

          In the event that the exclusion of the amount of a Credit Adjustment from the calculation of the Seller Amount would cause the Seller Amount to be less than the Minimum Seller Amount, the Seller shall make a deposit, no later than the Business Day following the Date of Processing of such Credit Adjustment, in the Excess Funding Account in immediately available funds, in an amount equal to the Shortfall Amount, after giving effect to such exclusion.

          (e)  Net Payments.  So long as Saks is the Servicer and Saks, as
               ------------
Servicer, is making deposits to the Collection Account in accordance with subsection 4.3(a), Saks, acting as Servicer and as agent for the Holder of the Exchangeable Seller Certificate, may make a net payment to the Collection Account on each Business Day in the amount of all Collections received by the Servicer since the previous Business Day, minus all amounts payable to the Holder of the Exchangeable Seller Certificate on or before such day in accordance with this Article IV.

          (f)  Unallocated Principal Collections; Excess Funding Account.  On
               ---------------------------------------------------------
each Business Day, Principal Collections allocable to the Exchangeable Seller Certificate in an amount equal to the Shortfall Amount shall be deposited in the Excess Funding Account. Thereafter, amounts in the Excess Funding Account shall be treated as Shared Principal Collections. Shared Principal Collections shall be allocated to each outstanding Series pro rata based on the Principal Shortfall, if any, for each such Series and the Servicer shall (except to the extent otherwise provided in any Supplement) pay any remaining Shared Principal Collections on such Business Day to the Holder of the Exchangeable Seller Certificate.

          (g)  Amounts in Excess Funding Account.  Amounts on deposit in the
               ---------------------------------
Excess Funding Account on any Business Day will be invested, at the written direction of the Seller, by the Servicer or, if the Excess Funding Account is maintained by the Trustee, the Trustee on behalf of and at the written direction of the Seller in Permitted Investments maturing or available for withdrawal on the next Business Day. Earnings from such investments received shall be deposited in the Finance Charge Subaccount and treated as Finance Charge Collections. If on any Business Day the Seller Amount exceeds the Minimum Seller Amount, such excess shall be treated as Shared Principal Collections.
Any investment instructions to the Trustee shall be in writing and include a certification that the proposed investment is a Permitted Investment that matures at or prior to the date required by this Agreement.

          (h)  Allocation of Deposit Obligations.  If the Seller or the Servicer
               ---------------------------------
shall fail to perform any Deposit Obligation, the amount thereof shall first be allocated to reduce the Seller Amount but not below the Minimum Seller Amount. Any remaining shortfall shall be allocated to each Series ratably based upon a fraction the numerator of which is the Invested Percentage used by such Series to allocate the Default Amount and the denominator of which is the sum of all such numerators of all Series outstanding (such allocated amount, the "Shortfall Share"). The Shortfall Share of each Series that specifies a Minimum Seller Percentage greater than zero shall be allocated to reduce the Minimum Seller Amount to zero and any Collections otherwise allocable to the Seller Amount shall be available on a ratable basis to such Series to cover the Shortfall Share of such Series.

          (i)  True-up.  On each Determination Date the Servicer shall make such
               -------
adjustments to the balances in the Excess Funding Account, the Principal Collections Account and the Finance Charge Account as shall be necessary or appropriate, in the judgement of the Servicer, to reflect the true-up adjustments described in subsection 1.3(b).

                  [THE REMAINDER OF ARTICLE IV IS RESERVED AND
                      SHALL BE SPECIFIED IN ANY SUPPLEMENT
                           WITH RESPECT TO ANY SERIES]

                                    ARTICLE V

                        [ARTICLE V IS RESERVED AND SHALL
                         BE SPECIFIED IN ANY SUPPLEMENT
                           WITH RESPECT TO ANY SERIES]


                                   ARTICLE VI

                                THE CERTIFICATES

          Section 6.1  The Certificates.  Subject to Sections 6.9 and 6.12, the
                       ----------------
Investor Certificates of each Series and any Class thereof may be issued in bearer form (the "Bearer Certificates") with attached interest coupons and a special coupon (the "Coupons") or in fully registered form (the "Registered Certificates") and shall be substantially in the form of the exhibits with respect thereto attached to the related Supplement. The Exchangeable Seller Certificate shall be substantially in the form of Exhibit A. The Investor
                                                  ---------
Certificates and the Exchangeable Seller Certificate shall, upon issue, be executed and delivered by the Seller to the Trustee for authentication and redelivery as provided in Section 6.2. The Investor Certificates shall be issuable in a minimum denomination of $1,000 Undivided Interest and integral multiples thereof, unless otherwise provided in any Supplement, and the Investor Certificates of each Series shall be issued upon initial issuance in an aggregate original principal amount equal to the Initial Invested Amount of such Series. The Exchangeable Seller Certificate shall be issued in one Certificate. Each Certificate shall be executed by manual or facsimile signature on behalf of the Seller by an authorized officer of the Seller. Certificates bearing the manual or facsimile signature of the individual who was, at the time when such signature was affixed, authorized to sign on behalf of the Seller or the Trustee shall not be rendered invalid, notwithstanding that such individual has ceased to be so authorized prior to the authentication and delivery of such Certificates or does not hold such office at the date of such Certificates. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless there appears on such Certificate a certificate of authentication substantially in the form provided for herein executed by or on behalf of the Trustee by the manual or facsimile signature of a duly authorized signatory, and such certificate upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication.

          Section 6.2  Authentication of Certificates.  Contemporaneously with
                       ------------------------------
the transfer of the Initial Trust Assets, the Trustee shall authenticate and deliver the initial Series of Investor Certificates. The Trustee shall deliver the Exchangeable Seller Certificate to the Seller simultaneously with its delivery to or upon the written order of the Seller of the initial Series of Investor Certificates. The Certificates shall be duly authenticated by or on behalf of the Trustee, and together shall evidence the entire ownership of the
Trust.   If specified in the related Supplement for any Series, the Trustee shall authenticate Book-Entry Certificates that are issued upon original issuance thereof, upon the written order of the Seller, to the Depository against payment of the purchase price therefor. If specified in the related Supplement for any Series, the Trustee shall authenticate Book-Entry Certificates that are issued upon original issuance thereof, upon the written order of the Seller, to a Clearing Agency or its nominee as provided in Section
6.9 against payment of the purchase price therefor.

          Section 6.3  Registration of Transfer and Exchange of Certificates.
                       -----------------------------------------------------
(a) The Trustee shall cause to be kept at the office or agency to be maintained by a transfer agent and registrar (the "Transfer Agent and Registrar") in accordance with the provisions of Section 11.16 a register (the "Certificate Register") in which, subject to such reasonable regulations as it may prescribe, the Transfer Agent and Registrar shall provide for the registration of the Investor Certificates and of transfers and exchanges of the Investor Certificates as herein provided. The Trustee is hereby initially appointed Transfer Agent and Registrar for the purpose of registering the Investor Certificates and transfers and exchanges of the Investor Certificates as herein provided. If any form of Investor Certificate is issued as a Global Certificate, the Trustee may, or if and so long as any Series of Investor Certificates are listed on the Luxembourg Stock Exchange and such exchange shall so require, the Trustee shall appoint a co-transfer agent and co-registrar in Luxembourg or another European city. Any references in this Agreement to the Transfer Agent and Registrar shall include a co-transfer agent and co-registrar unless the context otherwise requires. The Trustee shall be permitted to resign as Transfer Agent and Registrar upon 30 days written notice to the Seller. In the event that the Trustee shall no longer be the Transfer Agent and Registrar, the Seller shall appoint a successor Transfer Agent and Registrar.

          Upon surrender for registration of transfer of any Investor Certificate of any Series at any office or agency of the Transfer Agent and Registrar maintained for such purpose, the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Investor Certificates of such Series in authorized denominations of like aggregate Undivided Interests; provided, however, that the provisions of this paragraph shall not apply to Bearer Certificates.

          At the option of an Investor Certificateholder, Investor Certificates of any Series may be exchanged for other Investor Certificates of the same Series and authorized denominations of like Undivided Interests, upon surrender of the Investor Certificates to be exchanged at any such office or agency. At the option of any Holder of Registered Certificates, Registered Certificates may be exchanged for other Registered Certificates of the same Series in authorized denominations of like aggregate Undivided Interests in the Trust, upon surrender of the Registered Certificates to be exchanged at any office or agency of the Transfer Agent and Registrar maintained for such purpose. At the option of a Bearer Certificateholder, subject to applicable laws and regulations (including, without limitation, the Bearer Rules), Bearer Certificates may be exchanged for other Bearer Certificates or Registered Certificates of the same Series in authorized denominations of like aggregate Undivided Interest in the Trust, in the manner specified in the Supplement for such Series, upon surrender of the Bearer Certificates to be exchanged at an office or agency of the Transfer Agent and Registrar located outside the United States. Each Bearer Certificate surrendered pursuant to this Section 6.3 shall have attached thereto (or be accompanied by) all unmatured Coupons, provided that any Bearer Certificate so surrendered after the close of business on the Record Date preceding the relevant Distribution Date after the related Series Termination Date need not have attached the Coupons relating to such Distribution Date.

          Whenever any Investor Certificates are so surrendered for exchange the Trustee shall authenticate and deliver the Investor Certificates which the Certificateholder making the exchange is entitled to receive. Every Investor Certificate presented or surrendered for registration of transfer or exchange shall be accompanied by a written instrument of transfer in a form satisfactory to the Trustee and the Transfer Agent and Registrar duly executed by the Certificateholder thereof or his attorney duly authorized in writing.

          No service charge shall be made for any registration of transfer or exchange of Investor Certificates, but the Transfer Agent and Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Investor Certificates.

          All Investor Certificates (together with any Coupons attached to Bearer Certificates) surrendered for registration of transfer or exchange shall be canceled and disposed of in a manner satisfactory to the Seller and the Trustee. The Trustee shall cancel and destroy any Global Certificates upon its exchange in full for Definitive Certificates and shall deliver a certificate of destruction to the Seller. Such Certificate shall also state that a certificate or certificates of each Foreign Clearing Agency to the effect referred to in Section 6.12 was received with respect to each portion of such Global Certificate exchanged for Definitive Certificates.

          (b) Except as provided in Section 6.12 and Section 7.2, the Exchangeable Seller Certificate, or any interest therein, shall not be transferred, assigned, exchanged, or otherwise transferred other than from the Seller to any of its Affiliates, provided that if such a transfer, assignment or exchange occurs pursuant to Section 7.2, (i) the Rating Agency Condition will have been satisfied with respect thereto, (ii) the Seller will have delivered to the Trustee an Officer's Certificate to the effect that, based upon the facts known to such officer at such time, such transfer, assignment or exchange will not cause a Pay Out Event and (iii) the Seller will have delivered to the Trustee an opinion of tax counsel to the Seller to the effect that such transfer, assignment or exchange will not cause outstanding Certificates to be characterized as other than indebtedness for federal income tax purposes.

          (c) The Transfer Agent and Registrar will maintain at its expense in the Borough of Manhattan, The City of New York, an office or offices or agency or agencies where Investor Certificates may be surrendered for registration of transfer or exchange.

          Section 6.4  Mutilated, Destroyed, Lost or Stolen Certificates.  If
                       -------------------------------------------------
(a) any mutilated Certificate (together, in the case of Bearer Certificates, with all unmatured Coupons, if any appertaining thereto) is surrendered to the Transfer Agent and Registrar, and the Transfer Agent and Registrar receives evidence to its satisfaction of the destruction, loss or theft of any Certificate and (b) there is delivered to the Transfer Agent and Registrar and the Trustee such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Trustee that such Certificate has been acquired by a bona fide purchaser, the Trustee shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor and aggregate Undivided Interest. In connection with the issuance of any new Certificate under this Section 6.4, the Trustee or the Transfer Agent and Registrar may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee and the Transfer Agent and Registrar) connected therewith. Any duplicate Certificate issued pursuant to this Section 6.4 shall constitute complete and indefeasible evidence of ownership in the Trust, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

          Section 6.5  Persons Deemed Owners.  Prior to due presentation of a
                       ---------------------
Certificate for registration of transfer, the Trustee and the Paying Agent, the Transfer Agent and Registrar and any agent of any of them may treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to Article V (as described in any Supplement) and for all other purposes whatsoever, and neither the Trustee and the Paying Agent, the Transfer Agent and Registrar nor any agent of any of them shall be affected by any notice to the contrary: provided, however, that in determining whether the Holders of Investor Certificates evidencing the requisite Undivided Interests have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Investor Certificates owned by the Seller, the Servicer or any Affiliate thereof shall be disregarded and deemed not to be outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Investor Certificates which a Responsible Officer in the Corporate Trust Office of the Trustee actually knows to be so owned shall be so disregarded. Investor Certificates so owned which have been pledged in good faith shall not be disregarded and may be regarded as outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Investor Certificates and that the pledgee is not the Seller, the Servicer or an Affiliate thereof.

          In the case of a Bearer Certificate, the Trustee, the Paying Agent, the Transfer Agent and Registrar and any agent or any of them may treat the holder of a Bearer Certificate or Coupon as the owner of such Bearer Certificate or Coupon for the purposes of receiving distributions pursuant to Article IV and
Article XII and for all other purposes whatsoever, and neither the Trustee, the Paying Agent, the Transfer Agent and Registrar nor any agent of any of them shall be affected by any notice to the contrary. Certificates so owned which have been pledged in good faith shall not be disregarded and may regarded as outstanding, if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Investor Certificates and that the pledgee is not the Seller, the Servicer or an Affiliate thereof.

          Section 6.6  Appointment of Paying Agent.  (a)  The Paying Agent shall
                       ---------------------------
make distributions to Investor Certificateholders from the Distribution Account pursuant to Articles IV and V hereof. Any Paying Agent shall have the revocable power to withdraw funds from the Distribution Account for the purpose of making distributions referred to above. The

Trustee may revoke such power and remove the Paying Agent for a particular Series, if the Trustee determines in its sole discretion that the Paying Agent shall have failed to perform its obligations under this Agreement in any material respect. The Paying Agent, unless the Supplement relating to any Series states otherwise, shall initially be the Trustee. If any form of Investor Certificate is issued as a Global Certificate, or if and so long as any Series of Investor Certificates are listed on the Luxembourg Stock Exchange and such exchange shall so require, the Trustee shall appoint a co-paying agent in Luxembourg or another European city. The Trustee shall be permitted to resign as Paying Agent upon 30 days' written notice to the Seller. In the event that the Trustee shall no longer be the Paying Agent, the Seller shall appoint a successor. Each Paying Agent must be acceptable to the Seller, the Trustee and the Servicer. The provisions of Sections 7.4, 8.4, 11.1, 11.2 and 11.3 shall apply to any Paying Agent and to the Trustee also in its role as Paying Agent, for so long as the Trustee shall act as Paying Agent. Any reference in this Agreement to the Paying Agent shall include any co-paying agent unless the context requires otherwise.

          (b) The Trustee shall cause the Paying Agent (other than itself) to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee that such Paying Agent will hold all sums, if any, held by it for payment to the Investor Certificateholders in trust for the benefit of the Investor Certificateholders entitled thereto until such sums shall be paid to such Certificateholders and shall agree, and if the Trustee is the Paying Agent and making distributions in such capacity it hereby agrees, that it shall comply with all requirements of the Internal Revenue Code, if any, imposed on it regarding the withholding of payments in respect of federal income taxes due from Certificateholders by the Trustee.

          Section 6.7  Access to List of Certificateholders' Names and
                       -----------------------------------------------
Addresses.  The Trustee will furnish or cause to be furnished by the Transfer
- ---------
Agent and Registrar to the Servicer or the Paying Agent, within five Business Days after receipt by the Trustee of a request therefor from the Servicer or the Paying Agent, respectively, in writing, a list in such form as the Servicer or the Paying Agent may reasonably require, of the names and addresses of the Investor Certificateholders as of the most recent Record Date for payment of distributions to Investor Certificateholders. If Holders of Investor Certificates (the "Applicants") evidencing Undivided Interests aggregating not less than 10% of the Invested Amount of the Investor Certificates of any Series apply in writing to the Trustee, and such application states that the Applicants desire to communicate with other Investor Certificateholders of any Series with respect to their rights under this Agreement or under the Investor Certificates and is accompanied by a copy of the communication which such Applicants propose to transmit, then the Trustee, after having been indemnified in an amount satisfactory to it by such Applicants for its costs and expenses, shall afford or shall cause the Transfer Agent and Registrar to afford such Applicants access during normal business hours to the most recent list of Certificateholders held by the Trustee and shall give the Servicer notice that such request has been made, within five Business Days after the receipt of such application. Such list shall be as of a date no more than 45 days prior to the date of receipt of such Applicants' request. Every Certificateholder, by receiving and holding a Certificate, agrees that neither the Trustee nor the Transfer Agent and Registrar nor the Seller nor any of their respective agents shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Certificateholders hereunder, regardless of the source from which such information was obtained.

          Section 6.8  Authenticating Agent.  (a)  The Trustee may appoint one
                       --------------------
or more authenticating agents with respect to the Certificates which shall be authorized to act on behalf of the Trustee in authenticating the Certificates in connection with the issuance, delivery, registration of transfer, exchange or repayment of Certificates. Whenever reference is made in this Agreement to the authentication of Certificates by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication on behalf of the Trustee by an authenticating agent and a certificate of authentication executed on behalf of the Trustee by an authenticating agent. Each authenticating agent must be acceptable to the Seller and the Servicer.

          (b) Any institution succeeding to the corporate agency business of an authenticating agent shall continue to be an authenticating agent without the execution or filing of any paper or any further act on the part of the Trustee or such authenticating agent.

          (c) An authenticating agent may at any time resign by giving written notice of resignation to the Trustee and to the Seller. The Trustee may at any time terminate the agency of an authenticating agent by giving notice of termination to such authenticating agent and to the Seller. Upon receiving such a notice of resignation or upon such a termination, or in case at any time an authenticating agent shall cease to be acceptable to the Trustee or the Seller or the Servicer, the Trustee promptly may appoint a successor authenticating agent. Any successor authenticating agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an authenticating agent. No successor authenticating agent shall be appointed unless acceptable to the Trustee, the Seller and the Servicer.

          (d) The Seller agrees to pay each authenticating agent from time to time reasonable compensation for its services under this Section 6.8.

          (e) The provisions of Sections 11.1, 11.2 and 11.3 shall be applicable to any authenticating agent.

          (f) Pursuant to an appointment made under this Section 6.8, the Certificates may have endorsed thereon, in lieu of the Trustee's certificate of authentication, an alternate certificate of authentication in substantially the following form:

          This is one of the Certificates described in the Pooling and Servicing Agreement.


                         ----------------------------------------
                         as Authenticating Agent for the Trustee,

                         By:
                            -------------------------------------
                                   Authorized Officer

          Section 6.9  Book-Entry Certificates.  Unless otherwise provided in
                       -----------------------
any related Supplement, the Investor Certificates of any Series upon original issuance, shall be issued in the form of one or more typewritten Certificates representing the Book-Entry Certificates, to be delivered to the Clearing Agency or Foreign Clearing Agency specified in the Supplement for such Series, by, or on behalf of, the Seller. The Investor Certificates of each Series shall, unless otherwise provided in the related Supplement, initially be registered on the Certificate Register in the name of the nominee of the Clearing Agency or Foreign Clearing Agency, and no Certificate Owner will receive a definitive certificate representing such Certificate Owner's interest in the Investor Certificates, except as provided in Section 6.11. Unless and until definitive, fully registered Investor Certificates of any Series (the "Definitive Certificates") have been issued to Certificate Owners:

            (i) the provisions of this Section 6.9 shall be in full force and effect with respect to each such Series;

           (ii) the Seller, the Servicer, the Paying Agent, the Transfer Agent and Registrar and the Trustee may deal with the related Clearing Agency or Foreign Clearing Agency and the related Clearing Agency Participants for all purposes (including the making of distributions on the Investor Certificates of each such Series) as the authorized representatives of such Certificate Owners;

          (iii) to the extent that the provisions of this Section 6.9 conflict with any other provisions of this Agreement, the provisions of this Section
     6.9 shall control with respect to each such Series; and

           (iv) the rights of Certificate Owners of each such Series shall be exercised only through the Clearing Agency or Foreign Clearing Agency and the applicable Clearing

     Agency Participants and shall be limited to those established by law and agreements between such Certificate Owners and the Clearing Agency or Foreign Clearing Agency and/or the Clearing Agency Participants. Pursuant to the Depository Agreement applicable to a Series, unless and until Definitive Certificates are issued pursuant to Section 6.11, the initial Clearing Agency or Foreign Clearing Agency will make book-entry transfers among the Clearing Agency Participants and receive and transmit distributions of principal and interest on the Investor Certificates to such Clearing Agency Participants.

          Section 6.10  Notices to Clearing Agency.  Whenever notice or other
                        --------------------------
communication to the Certificateholders of a Series is required under this Agreement, unless and until Definitive Certificates shall have been issued to the Certificate Owners of such Series, the Trustee shall give all such notices and communications specified herein to be given to Holders of the Investor Certificates of such Series to the Clearing Agency or Foreign Clearing Agency.

          Section 6.11  Definitive Certificates Initially Issued as Book-Entry
                        ------------------------------------------------------
Certificates.  If (i)(A) the Seller advises the Trustee in writing that the
- ------------
Clearing Agency or Foreign Clearing Agency is no longer willing or able properly to discharge its responsibilities under the related Depository Agreement, and
(B) the Trustee or the Seller is unable to locate a qualified successor, (ii) the Seller, at its option, advises the Trustee in writing that it elects to terminate the book-entry system through such Clearing Agency or Foreign Clearing Agency or (iii) after the occurrence of a Servicer Default, Certificate Owners of a Series representing beneficial interests aggregating not less than 50% of the Invested Amount of a Series advise the Trustee and the related Clearing Agency or Foreign Clearing Agency through the related Clearing Agency Participants in writing that the continuation of a book-entry system through such Clearing Agency or Foreign Clearing Agency is no longer in the best interests of the Certificate Owners, the Trustee shall notify all Certificate Owners of such Series through such Clearing Agency or Foreign Clearing Agency, of the occurrence of any such event and of the availability of Definitive Certificates to Certificate Owners requesting the same. Upon surrender to the Trustee of the Investor Certificates of such Series by the related Clearing Agency or Foreign Clearing Agency, accompanied by registration instructions from the related Clearing Agency or Foreign Clearing Agency for registration, the Trustee shall issue the Definitive Certificates of such Series. Neither the Seller nor the Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Certificates of such Series, all references herein to obligations imposed upon or to be performed by the Clearing Agency or Foreign Clearing Agency shall be deemed to be imposed upon and performed by the Trustee, to the extent applicable with respect to such

Definitive Certificates and the Trustee shall recognize the Holders of the Definitive Certificates of such Series as Certificateholders of such Series hereunder.

          Section 6.12  Global Certificate.  If specified in the related
                        ------------------
Supplement for any Series, the Investor Certificates may be initially issued in the form of a single temporary Global Certificate (the "Global Certificate") in bearer form, without interest coupons, in the denomination of the Initial Invested Amount and substantially in the form attached to the related Supplement. Unless otherwise specified in the related Supplement, the provisions of this Section 6.12 shall apply to such Global Certificate. The Global Certificate will be executed by the Seller and authenticated by the Trustee upon the same conditions, in substantially the same manner and with the same effect as the Definitive Certificates. The Global Certificate may be exchanged in the manner described in the related Supplement for Registered or Bearer Certificates in definitive form.

          Section 6.13  Meetings of Certificateholders.  To the extent provided
                        ------------------------------
by the Supplement for any Series issued in whole or in part in Bearer Certificates, the Servicer or the Trustee may at any time call a meeting of the Certificateholders of such Series, to be held at such time and at such place as the Servicer or Trustee, as the case may be, shall determine, all in accordance with the provisions of the applicable Supplement, for the purpose of approving a modification of or amendment to, or obtaining a waiver of, any covenant or condition set forth in this Agreement with respect to such Series or in the Certificates of such Series, subject to Section 13.1.

          Section 6.14  Tender of Exchangeable Seller Certificate.
                        -----------------------------------------

          (a) Upon any Exchange, the Seller shall, pursuant to Section 6.1, deliver to the Trustee for authentication under Section 6.2, one or more new Series of Investor Certificates. Any such Series of Investor Certificates shall be substantially in the form specified in the related Supplement and shall bear, upon its face, the designation for the Series to which it belongs, as selected by the Seller. Except as specified in any Supplement for a related Series, all Investor Certificates of any Series shall rank pari passu and be equally and ratably entitled as provided herein to the benefits hereof (except that the Enhancement provided for any Series shall not be available for any other Series) without preference, priority or distinction on delivery, all in accordance with terms and provisions of this Agreement and the related Supplement.

          (b) The Holder of the Exchangeable Seller Certificate may tender the Exchangeable Seller Certificate to the Trustee in exchange for (i) one or more newly issued Series of Investor Certificates and (ii) a reissued Exchangeable Seller Certificate

(any such tender, a "Seller Exchange"). In addition, to the extent permitted for any Series of Investor Certificates as specified in the related Supplement, the Investor Certificateholders of such Series may tender their Investor Certificates and the Holder of the Exchangeable Seller Certificate may tender the Exchangeable Seller Certificate to the Trustee pursuant to the terms and conditions set forth in such Supplement in exchange for (i) one or more newly issued Series of Investor Certificates and (ii) a reissued Exchangeable Seller Certificate (an "Investor Exchange"). The Seller Exchange and Investor Exchange
are referred to collectively herein as an "Exchange".   The Holder of the
Exchangeable Seller Certificate may perform an Exchange by notifying the Trustee in writing at least five days (but in no event less than three Business Days) in advance (an "Exchange Notice") of the date upon which the Exchange is to occur (an "Exchange Date"). Any Exchange Notice shall state the designation of any Series to be issued on the Exchange Date and, with respect to each such Series:
(a) its Initial Invested Amount (or the method of calculating such Initial Invested Amount), which at any time may not be greater than the current principal amount of the Exchangeable Seller Certificate at such time (or in the case of an Investor Exchange, the sum of the Invested Amount of the Series of Investor Certificates to be exchanged plus the current principal amount of the Exchangeable Seller Certificate), (b) its Certificate Rate (or the method of allocating interest payments or other cash flows to such Series), if any, (c) the Enhancement Provider, if any, with respect to such Series, and (d) whether such Series is a Replacement Series. On the Exchange Date, the Trustee shall authenticate and deliver any such Series of Investor Certificates only upon delivery to it of the following: (a) a Supplement in form satisfactory to the Trustee satisfying the criteria set forth in subsection 6.12(c) executed by the Seller and specifying the Principal Terms of such Series, (b) the applicable Enhancement, if any, (c) the agreement, if any, pursuant to which the Enhancement Provider agrees to provide the Enhancement, if any, (d) an Opinion of Counsel to the Seller to the effect that (i) unless otherwise stated in the related Supplement, all newly-issued Certificates not retained by the Seller or an Affiliate thereof will be treated as debt or as an interest in an entity other than an association (or publicly traded partnership) taxable as a corporation for federal or New York state income or franchise tax purposes,
(ii) that the issuance of the Series of Investor Certificates will not have a material adverse effect on the characterization as debt of any outstanding Series of Investor Certificates that were characterized as debt at the time of their issuance and (iii) that the issuance of the new Series of Investor Certificates will not result in the Trust being deemed an association (or publicly-traded partnership) taxable as a corporation for federal or New York State income or franchise tax purposes, (e) evidence that the Rating Agency Condition with respect to the Exchange has been satisfied, (f) an Officer's Certificate of the Seller that (i) all conditions precedent to such Seller Exchange or Investor Exchange have been satisfied and

(ii) on the Exchange Date, after giving effect to such Exchange, the Seller Amount would be at least equal to the Minimum Seller Amount, (g) the existing Exchangeable Seller Certificate or applicable Investor Certificates, as the case may be and (h) evidence, satisfactory to the Trustee, of any deposit to the Distribution Account required in connection with the issuance of a Replacement Series. Upon satisfaction of such conditions, the Trustee shall cancel the existing Exchangeable Seller Certificate or applicable Investor Certificates, as the case may be, and issue, as provided above, such Series of Investor Certificates and a new Exchangeable Seller Certificate, dated the Exchange Date. There is no limit to the number of Exchanges that may be performed under this Agreement.

          (c) In conjunction with an Exchange, the parties hereto shall execute a Supplement, which shall specify the relevant terms with respect to any newly issued Series of Investor Certificates, which may include without limitation:
(i) its name or designation, (ii) an Initial Invested Amount or the method of calculating the Initial Invested Amount, (iii) the Certificate Rate (or formula for the determination thereof), (iv) the Closing Date, (v) the Rating Agency or Agencies rating such Series, (vi) the name of the Clearing Agency, if any, (vii) the rights of the Holder of the Exchangeable Seller Certificate that have been transferred to the Holders of such Series pursuant to such Exchange (including any rights to allocations of Collections of Finance Charge Receivables and Principal Receivables), (viii) the interest payment date or dates and the date or dates from which interest shall accrue, (ix) the method of allocating Collections with respect to Principal Receivables for such Series and, if applicable, with respect to other Series and the method by which the principal amount of Investor Certificates of such Series shall amortize or accrue and the method for allocating Collections with respect to Finance Charge Receivables and Defaulted Receivables, (x) the names of any accounts to be used by such Series and the terms governing the operation of any such account, (xi) the Series Servicing Fee Percentage, (xii) the Minimum Seller Percentage, (xiii) the Series Termination Date, (xiv) the terms of any Enhancement with respect to such Series, (xv) the Enhancement Provider, if applicable, (xvi) the Base Rate applicable to such Series, (xvii) the terms on which the Certificates of such Series may be repurchased or remarketed to other investors, (xviii) any deposit into any account provided for such Series, (xix) the number of Classes of such Series, and if more than one Class, the rights and priorities of each such Class, (xx) the priority of any Series with respect to any other Series and
(xxi) any other relevant terms of such Series (including whether or not such Series will be pledged as collateral for an issuance of any other securities, including commercial paper or whether or not such Series is a Replacement Series) (all such terms, the "Principal Terms" of such Series). The terms of such Supplement may modify or amend the terms of this Agreement solely as applied to such new Series.

                                   ARTICLE VII

                      OTHER MATTERS RELATING TO THE SELLER

          Section 7.1  Liability of the Seller.  The Seller shall be liable in
                       -----------------------
accordance herewith to the extent, and only to the extent, of the obligations specifically undertaken by the Seller hereunder.

          Section 7.2  Merger or Consolidation of, or Assumption of the
                       ------------------------------------------------
Obligations of, the Seller, etc.
- --------------------------------

          (a) The Seller shall not consolidate with or merge into any other Person or convey or transfer its properties and assets substantially as an entirety to any Person, unless:

            (i) the Person formed by such consolidation or into which the Seller is merged or the Person which acquires by conveyance or transfer the properties and assets of the Seller substantially as an entirety shall be, if the Seller is not the surviving entity, organized and existing under the laws of the United States of America or any State or the District of Columbia and shall expressly assume, by an agreement supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the performance of every covenant and obligation of the Seller, as applicable hereunder, and shall benefit from all the rights granted to the Seller, as applicable hereunder. To the extent that any right, covenant or obligation of the Seller, as applicable hereunder, is inapplicable to the successor entity, such successor entity shall be subject to such covenant or obligation, or benefit from such right, as would apply, to the extent practicable, to such successor entity. In furtherance hereof, in applying this Section 7.2 to a successor entity, Section 9.2 hereof shall be applied by reference to events of involuntary liquidation, receivership or conservatorship applicable to such successor entity as such be set forth in the officer's certificate described in subsection 7.2(a)(ii);

           (ii) The Seller shall have delivered to the Trustee and each Enhancement Provider an Officer's Certificate of the Seller and an Opinion of Counsel, each stating that such consolidation, merger, conveyance or transfer and such supplemental agreement comply with this Section 7.2 and that all conditions precedent herein provided for relating to such transaction have been complied with and, in the case of the Opinion of Counsel, that such supplemental agreement is legal, valid and binding with respect to the Seller; and

          (iii) The Seller shall have delivered notice of such consolidation, merger, conveyance or transfer to each Rating Agency.

          (b) The obligations of the Seller hereunder shall not be assignable nor shall any Person succeed to the obligations of the Seller hereunder except for mergers, consolidations, assumptions or transfers in accordance with the provisions of the foregoing paragraph.

          Section 7.3  Limitation on Liability of the Seller.  Except as
                       -------------------------------------
expressly provided herein, neither the Seller nor any of the directors, officers, employees and agents of the Seller shall be under any liability to the Trust, the Trustee, the Certificateholders or any other Person for any action taken or for refraining from the taking of any action pursuant to this Agreement whether arising from express or implied duties under this Agreement it being expressly understood that all such liability is expressly waived and released as a condition of, and as consideration for, the execution of this Agreement and any Supplement and the issuance of the Certificates; provided, however, that this provision shall not protect the Seller or any such person against any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of willful misconduct hereunder. The Seller and any director, officer, employee and agent of the Seller may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder.

          Section 7.4  Liabilities.  The Seller, by entering into this
                       -----------
Agreement, agrees to be liable directly to the injured party, for the entire amount of any losses, damages, reasonable expenses, injuries or liabilities (to the extent that Trust Assets remaining after the Investor Certificateholders have been paid in full are insufficient to pay such losses, damages, expenses, injuries or liabilities) arising out of or based upon the arrangement created by this Agreement or any Supplement hereto or on the actions of the Servicer taken pursuant to this Agreement or such Supplement as though this Agreement created a partnership under the New York Revised Limited Partnership Act in which the Seller is a general partner and pursuant to which it agreed to provide the foregoing indemnity; provided, however, that the Seller shall not be liable to or indemnify or hold harmless the Trustee or any of its officers, directors, employees or agents as to any loss, liability, expense, damage or injury suffered or sustained by reason of fraud, negligence or willful misconduct on the part of the Trustee or any of its officers, directors, employees or agents; and provided further, however, that, in no event will the Seller be liable, directly or indirectly, for or in respect of any loss, damage, expense, injury or liability incurred by an Investor Certificateholder in its capacity as an investor in the Investor Certificates, recourse for which loss, damage, expense, injury or liability will be limited solely to the Trust Assets allocated for the payment thereof as provided in this Agreement and in any applicable Supplement.

                                  ARTICLE VIII

                     OTHER MATTERS RELATING TO THE SERVICER

          Section 8.1  Liability of the Servicer.  The Servicer shall be liable
                       -------------------------
in accordance herewith only to the extent of the obligations specifically undertaken by the Servicer in such capacity herein.

          Section 8.2  Merger or Consolidation of, or Assumption of the
                       ------------------------------------------------
Obligations of, the Servicer.  The Servicer shall not consolidate with or merge
- ----------------------------
into any other Person or convey or transfer its properties and assets substantially as an entirety to any Person, unless:

            (i) the Person formed by such consolidation or into which the Servicer is merged or the Person which acquires by conveyance or transfer the properties and assets of the Servicer substantially as an entirety shall be if the Servicer is not the surviving entity, organized and existing under the laws of the United States of America or any State or the District of Columbia and shall expressly assume, by an agreement supplemental hereto, executed and delivered to the Trustee in form satisfactory to the Trustee, the performance of every covenant and obligation of the Servicer hereunder, and shall benefit from all the rights granted to the Servicer, as applicable hereunder. To the extent that any right, covenant or obligation of the Servicer, as applicable hereunder, is inapplicable to the successor entity, such successor entity shall be subject to such covenant or obligation, or benefit from such right, as would apply, to the extent practicable, to such successor entity;

           (ii) the Servicer has delivered to the Trustee and each Enhancement Provider an Officer's Certificate and an Opinion of Counsel each stating that such consolidation, merger, conveyance or transfer and such supplemental agreement comply with this Section 8.2 and that all conditions precedent herein provided for relating to such transaction have been complied with and, in the case of the Opinion of Counsel, that such supplemental agreement is legal, valid and binding with respect to the Servicer; and

          (iii) the Servicer shall have delivered notice of such consolidation, merger, conveyance or transfer to each of the Rating Agencies.

          Section 8.3  Limitation on Liability of the Servicer and Others.
                       --------------------------------------------------
Except as provided herein, neither the Servicer nor any of the directors or officers or employees or agents of the Servicer shall be under any liability to the Trust, the Trustee, the Certificateholders, any Enhancement Provider or any other Person for any action taken or for refraining from the taking of any action pursuant to this Agreement whether arising from express or implied duties under this Agreement; provided, however, that this provision shall not protect the Servicer or any such Person against any liability which would otherwise be imposed by reason of its willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of its willful misconduct hereunder. The Servicer and any director or officer or employee or agent of the Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Servicer shall not be under any obligation to appear in, prosecute or defend any legal action which does not arise out of its activities in servicing the Receivables in accordance with this Agreement which in its reasonable opinion may involve it in any expense or liability.

          Section 8.4  Indemnification of the Trust and the Trustee.  The
                       --------------------------------------------
Servicer shall indemnify and hold harmless the Seller, the Trust and the Trustee directors, officers, employees and agents from and against any loss, liability, expense, damage or injury suffered or sustained by reason of any acts, omissions or alleged acts or omissions of the Servicer with respect to activities of the Trust or the Trustee for which the Servicer is responsible pursuant to this Agreement, including those arising from acts or omissions of the Servicer pursuant to this Agreement, including, but not limited to any judgment, award, settlement, reasonable attorneys' fees and other costs or expenses incurred in connection with the defense of any actual or threatened action, proceeding or claim; provided, however, that the Servicer shall not indemnify the Seller, the Trust or the Trustee if such acts, omissions or alleged acts constitute fraud, negligence or breach of fiduciary duty by the Trustee; provided further, that the Servicer shall not indemnify the Seller, the Trust or the Trustee, (or, directly or indirectly, any Investor Certificateholders or any Certificate Owners) for any liabilities, costs or expenses of the Seller or the Trust with respect to any action taken by the Trustee at the request of any Investor Certificateholders (to the extent that such Investor Certificateholders have agreed to indemnify the Trustee as provided herein); provided further, that the Servicer shall not indemnify the Seller or the Trust (or, directly or indirectly, any Investor Certificateholders or any Certificate Owners) as to any losses, claims or damages incurred by any of them in their capacities as investors, including without limitation losses incurred as a result of Defaulted Receivables or Receivables which are written off as uncollectible; and provided further, that the Servicer shall not indemnify the Trust, the Trustee (or, directly or indirectly, any Investor Certificateholders or the Certificate Owners) for any liabilities, costs or expenses of the Trust, the Trustee (or, directly or indirectly, any Investor Certificateholders or the Certificate Owners) arising under any tax law in respect of any federal, state or local income or franchise taxes or any other tax imposed on or measured by income (or any interest or penalties with respect thereto or arising from a failure to comply therewith) required to be paid by the

Trust, such Investor Certificateholders or such Certificate Owners in connection herewith to any taxing authority. The provisions of this indemnity shall run directly to and be enforceable by an injured party subject to the limitations hereof.

          Any indemnification pursuant to this Section shall not be payable from the assets of the Trust.

          The obligations of the Servicer under this Section 8.4 shall survive the termination of the Trust and the resignation or removal of the Trustee.

          Section 8.5  The Servicer Not to Resign.  The Servicer shall not
                       --------------------------
resign from the obligations and duties hereby imposed on it except upon determination that (i) the performance of its duties hereunder is or becomes impermissible under applicable law and (ii) there is no reasonable action which the Servicer could take to make the performance of its duties hereunder permissible under applicable law. Any such determination permitting the resignation of the Servicer shall be evidenced as to clause (i) above by an Opinion of Counsel to such effect delivered to the Trustee. No such resignation shall become effective until the Trustee or a Successor Servicer shall have assumed the responsibilities and obligations of the Servicer in accordance with
Section 10.2 hereof. If the Trustee is unable within 180 days of the date of such determination to appoint a Successor Servicer, the Trustee shall serve as successor Servicer hereunder subject to the provisions of Section 10.2 hereof.

          Section 8.6  Access to Certain Documentation and Information Regarding
                       ---------------------------------------------------------
the Receivables.  The Servicer shall provide to the Trustee access to the
- ---------------
documentation regarding the Accounts and the Receivables in such cases where the Trustee is required in connection with the enforcement of the rights of the Investor Certificateholders, or by applicable statutes or regulations to review such documentation, such access being afforded without charge but only (i) upon reasonable request, (ii) during normal business hours, (iii) subject to the Servicer's normal security and confidentiality procedures and (iv) at offices designated by the Servicer. Nothing in this Section 8.6 shall derogate from the obligation of the Seller, the Trustee or the Servicer to observe any applicable law prohibiting disclosure of information regarding the Obligors and the failure of the Servicer to provide access as provided in this Section 8.6 as a result of such obligation shall not constitute a breach of this Section 8.6.

          Section 8.7  Delegation of Duties.  In the ordinary course of
                       --------------------
business, the Servicer has delegated certain of its duties to BSI Business Services, Inc. and may from time to time delegate any duties hereunder to any other Person who agrees to conduct such duties in accordance with the Charge Account Guidelines. Any such delegations shall not relieve the Servicer of its liability and responsibility with respect to such duties, and shall not constitute a resignation within the meaning of Section 8.5 hereof.

          Section 8.8  Examination of Records.  The Servicer shall clearly and
                       ----------------------
unambiguously identify each Account (including any Additional Account designated pursuant to Section 2.6) in its computer or other records to reflect that the Receivables arising in such Account have been transferred by the Seller to the Trust pursuant to this Agreement. The Servicer shall, prior to the sale or transfer to a third party of any receivable held in its custody, examine its computer and other records to determine that such receivable is not a Receivable.


                                   ARTICLE IX

                                 PAY OUT EVENTS

          Section 9.1  Pay Out Events.  If any one of the following events shall
                       --------------
occur during either the Revolving Period, the Accumulation Period or the Controlled Amortization Period with respect to any Series of the Investor
Certificates:

          (a) The Seller or Saks shall (A) become insolvent or admit in writing its inability to pay its debts as they become due or voluntarily and generally suspend payment of its obligations, (B) voluntarily seek, consent to, or acquiesce in the benefit or benefits of any Debtor Relief Law, (C) become a party to (or be made the subject of) any proceeding provided for by any Debtor Relief Law, other than as a creditor or claimant, and, in the event such proceeding is involuntary, (1) within 10 Business Days after the Seller or Saks has knowledge of such proceeding or the filing thereof either (a) the petition instituting same has not been dismissed or (b) an order has not been entered by the court having jurisdiction which allows continued transfer to the Trust of Principal Receivables with no adverse effect to the Trust or the Investor Certificateholders or (2) an order as contemplated in (l)(b) above having previously been entered, is no longer in effect other than by reason of the termination of such proceeding, or
     (D) become unable for any reason to transfer Receivables to the Trust in accordance with the provisions of this Agreement; or

          (b) the Trust or the Seller shall become an "investment company" within the meaning of the Investment Company Act of 1940, as amended;

then a Trust Pay Out Event shall occur without any notice or other action on the part of the Trustee or the Investor Certificateholders, immediately upon the occurrence of such event.

          Section 9.2  Additional Rights Upon the Occurrence of Certain Events.
                       -------------------------------------------------------
(a) If on or after the Existing Trust Termination Date the Seller voluntarily seeks, consents to or acquiesces in the benefit or benefits of any Debtor Relief Law or becomes a party to (or is made the subject of) any proceeding provided for by any Debtor Relief Law, other than as a creditor or claimant, and, in the event such proceeding is involuntary, (1) within 10 business days after the Seller has knowledge of such proceeding or the filing thereof either (x) the petition instituting same has not been dismissed or (y) an order has not been entered by the court having jurisdiction which allows continued transfer to the Trust of Principal Receivables, with no adverse effect to the Trust or the Investor Certificateholders or (2) an order as contemplated in (1)(y) above having previously been entered, is no longer in effect other than by reason of the termination of such proceeding (each, an "Insolvency Event"), the Seller shall on the date of such Insolvency Event promptly give notice to the Trustee of such Insolvency Event and shall immediately cease to transfer Principal Receivables to the Trust. Notwithstanding any cessation of the transfer to the Trust of additional Principal Receivables, Finance Charge Receivables, whenever created, accrued in respect of Principal Receivables which have been transferred to the Trust shall continue to be a part of the Trust. Within 15 days after a Responsible Officer of the Trustee receives written notice or actual knowledge of the Insolvency Event, the Trustee shall (i) publish a notice in an Authorized Newspaper that an Insolvency Event has occurred and that the Trustee intends to sell, dispose of or otherwise liquidate the Receivables in a commercially reasonable manner and (ii) send written notice to the Investor Certificateholders describing the provisions of this Section 9.2 and requesting instructions from such Holders. If after 90 days from the day notice pursuant to clause (i) above is first published, the Trustee shall not have received written instructions from Holders of Investor Certificates representing Undivided Interests aggregating in excess of 50% of the Unpaid Invested Amount of any Series to the effect that the Trustee shall not instruct the Servicer to sell, dispose of, or otherwise liquidate the Receivables, the Trustee, subject to the following proviso, shall instruct the Servicer to proceed to take such preparatory actions in order to sell, dispose of, or otherwise liquidate the Receivables or the Transition Certificate, as the case may be, in a commercially reasonable manner and on commercially reasonable terms, which shall include the solicitation of competitive bids. The Trustee may obtain a prior determination from any bankruptcy trustee, conservator or receiver that the terms and manner of any proposed sale, disposition or liquidation are commercially reasonable. The provisions of Sections 9.1 and 9.2 shall not be deemed to be mutually exclusive.

          (b) The proceeds from the sale, disposition or liquidation of the Receivables pursuant to subsection (a) above shall be treated as Collections on the Receivables and shall be allocated and deposited in accordance with the provisions of

Article IV. On the day following the Distribution Date on which such proceeds are scheduled to be distributed to the Investor Certificateholders, the Trust shall terminate.


                                    ARTICLE X

                                SERVICER DEFAULTS

          Section 10.1  Servicer Defaults.  If any one of the following events
                        -----------------
(a "Servicer Default") shall occur and be continuing:

          (a) any failure by the Servicer to make any payment, transfer or deposit or to give instructions or notice to the Trustee pursuant to
     Article IV or to make any required drawing, withdrawal, or payment under any Enhancement on or before the date occurring five Business Days after the date such payment, transfer, deposit, withdrawal or drawing, or such instruction or notice is required to be made or given, as the case may be, under the terms of this Agreement; or

          (b) failure on the part of the Servicer duly to observe or perform in any material respect any other covenants or agreements of the Servicer set forth in this Agreement which has a material adverse effect on the Certificateholders, which continues unremedied for a period of 60 days after the date on which written notice of such failure requiring the same to be remedied shall have been given to the Servicer by the Trustee, or to the Servicer and the Trustee by the Holders of Investor Certificates evidencing Undivided Interests aggregating not less than 50% of the Unpaid Invested Amount of any Series adversely affected thereby and continues to materially adversely affect such Investor Certificateholders for such period; or the Servicer's delegation of its duties under this Agreement except as permitted by Section 8.7; or

          (c) any representation, warranty or certification made by the Servicer in this Agreement or in any certificate delivered pursuant to this Agreement shall prove to have been incorrect when made, which has a material adverse effect on the Certificateholders and which continues to be incorrect in any material respect for a period of 60 days after the date on which written notice of such failure requiring the same to be remedied shall have been given to the Servicer by the Trustee, or to the Servicer and the Trustee by the Holders of Investor Certificates evidencing Undivided Interests aggregating not less than 50% of the Unpaid Invested Amount of any Series adversely affected thereby and continues to materially adversely affect such Investor Certificateholders for such period; or

          (d) the Servicer shall (a) become insolvent or admit in writing its inability to pay its debts as they become due or voluntarily and generally suspend payment of its obligations, (b) voluntarily seek, consent to, or acquiesce in the benefit or benefits of any Debtor Relief Law, or (c) become a party to (or be made the subject of) any proceeding provided for by any Debtor Relief Law, other than as a creditor or claimant, and, in the event such proceeding is involuntary, the petition instituting same is not dismissed within 60 days after its filing;

then, so long as such Servicer Default shall not have been remedied, either the Trustee, or the Holders of Investor Certificates evidencing Undivided Interests aggregating more than 50% of the Aggregate Unpaid Invested Amount, by notice then given in writing to the Servicer (and to the Trustee if given by the Investor Certificateholders) (a "Termination Notice"), may terminate all of the rights and obligations of the Servicer as Servicer under this Agreement and in and to the Receivables and the proceeds thereof. After receipt by the Servicer of such Termination Notice, and on the date that a Successor Servicer shall have been appointed by the Trustee pursuant to Section 10.2, all authority and power of the Servicer under this Agreement shall pass to and be vested in a Successor Servicer; and, without limitation, the Trustee is hereby authorized and empowered (upon the failure of the Servicer to cooperate) to execute and deliver, on behalf of the Servicer, as attorney-in-fact or otherwise, all documents and other instruments upon the failure of the Servicer to execute or deliver such documents or instruments, and to do and accomplish all other acts or things necessary or appropriate to effect the purposes of such transfer of servicing rights. The Servicer agrees to cooperate with the Trustee and such Successor Servicer in effecting the termination of the responsibilities and rights of the Servicer to conduct servicing hereunder, including without limitation, the transfer to such Successor Servicer of all authority of the Servicer to service the Receivables provided for under this Agreement, including, without limitation, all authority over all Collections which shall on the date of transfer be held by the Servicer for deposit, or which have been deposited by the Servicer, in any Collection Account or Series Account, or which shall thereafter be received with respect to the Receivables, and in assisting the Successor Servicer and in enforcing all rights to Insurance Proceeds. The Servicer shall promptly transfer its electronic records or electronic copies thereof relating to the Receivables to the Successor Servicer in such electronic form as the Successor Servicer may reasonably request and shall promptly transfer to the Successor Servicer all other records, correspondence and documents necessary for the continued servicing of the Receivables in the manner and at such times as the Successor Servicer shall reasonably request. To the extent that compliance with this Section 10.1 shall require the Servicer to disclose to the Successor Servicer information of any kind which the Servicer reasonably deems to be confidential, the

Successor Servicer shall be required to enter into such customary licensing and confidentiality agreements as the Servicer shall deem reasonably necessary to protect its interest. The Servicer shall, on the date of any servicing transfer, transfer all of its rights and obligations, if any, in respect of any Enhancement to the Successor Servicer. In connection with any servicing transfer, all reasonable costs and expenses (including reasonable attorneys' fees and expenses) incurred in connection with transferring the Receivables and the other Trust Assets to the Successor Servicer and amending this Agreement to reflect such succession as Successor Servicer pursuant to this Section 10.1 and
Section 10.2 shall be paid by the Servicer (unless the Trustee is acting as the Servicer, in which case the original Servicer) upon presentation of reasonable documentation of such costs and expenses.

          Notwithstanding the foregoing, a delay in or failure of performance referred to in subsection 10.1(a) for a period of five Business Days, or under subsection 10.1(b) or (c) for a period of 60 days, shall not constitute a Servicer Default if such delay or failure could not have been prevented by the exercise of reasonable diligence by the Servicer and such delay or failure was caused by an act of God or public enemy, acts of declared or undeclared war, public disorder, rebellion, riot or sabotage, epidemics, landslides, lightning, fire, hurricanes, tornadoes, earthquakes, nuclear disasters or meltdowns, floods, power outages, bank closings, communications malfunction, computer malfunction or other electronic system malfunction or similar causes. The preceding sentence shall not relieve the Servicer from using its best efforts to perform its obligations in a timely manner in accordance with the terms of this Agreement and the Servicer shall provide the Trustee and the Seller with an Officer's Certificate giving prompt notice of such failure or delay by it, together with a description of the cause of such failure or delay and its efforts so to perform its obligations.

          Section 10.2  Trustee to Act; Appointment of Successor. (a)  On and
                        ----------------------------------------
after the receipt by the Servicer of a Termination Notice pursuant to Section 10.1, the Servicer shall continue to perform all servicing functions under this Agreement until the date specified in the Termination Notice or otherwise specified by the Trustee in writing or, if no such date is specified in such Termination Notice or otherwise specified by the Trustee, until a date mutually agreed upon by the Servicer and the Trustee. The Trustee shall as promptly as possible after the giving of a Termination Notice appoint a successor servicer (the "Successor Servicer"), and such Successor Servicer shall accept its appointment by a written assumption in a form acceptable to the Trustee. If the Trustee is unable to appoint any successor servicer and the Servicer delivers an Officer's Certificate to the effect that it cannot in good faith cure the Servicer Default which gave rise to a transfer of servicing, and if the Trustee is unable to act as Successor Servicer, then the Trustee shall offer the Seller the right to accept retransfer of all the Receivables and the Seller may accept retransfer of all the Receivables, provided, however, that if the long-term unsecured debt obligations of the Seller are not rated at the time of such purchase at least Baa-3 by Moody's and BBB- by Duff & Phelps or S&P, no such retransfer shall occur unless the Seller shall deliver an Opinion of Counsel reasonably acceptable to the Trustee that such retransfer would not constitute a fraudulent conveyance of the Seller. The retransfer deposit amount for such a retransfer shall be equal to the sum of the Aggregate Unpaid Invested Amount, plus accrued interest thereon, at the Certificate Rate, through the date of retransfer. In the event that a Successor Servicer has not been appointed and has not accepted its appointment at the time when the Servicer ceases to act as Servicer, the Trustee without further action shall automatically be appointed the Successor Servicer. Notwithstanding the above, the Trustee shall, if it is unable so to act, petition a court of competent jurisdiction to appoint any established financial institution having a combined capital and surplus of not less than $100,000,000.

          (b) Upon its appointment, the Successor Servicer shall be the successor in all respects to the Servicer with respect to servicing functions under this Agreement and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Servicer by the terms and provisions hereof, and all references in this Agreement to the Servicer shall be deemed to refer to the Successor Servicer. Any Successor Servicer, by its acceptance of its appointment, will automatically agree to be bound by the terms and provisions of any Enhancement to the extent that such terms apply to the Servicer.

          (c) In connection with such appointment and assumption, the Trustee shall be entitled to such compensation, or may make such arrangements for the compensation of the Successor Servicer out of Collections, as it and such Successor Servicer shall agree; provided, however, that no such compensation shall be in excess of the Monthly Servicing Fees permitted to the Servicer pursuant to Section 3.2. The Holder of the Exchangeable Seller Certificate agrees that if the Servicer is terminated hereunder, it will agree, at the request of the Trustee or any Successor Servicer, to deposit a portion of the Collections in respect of Finance Charge Receivables that it is entitled to receive pursuant to Article IV, to pay its share of the compensation of the Successor Servicer.

          (d) All authority and power granted to the Servicer under this Agreement shall automatically cease and terminate upon termination of the Trust pursuant to Section 12.1 and shall pass to and be vested in the Seller and, without limitation, the Seller is hereby authorized and empowered to execute and deliver, on behalf of the Servicer, as attorney-in-fact or otherwise, all documents and other instruments, and to do and accomplish all other acts or things necessary or appropriate to effect the purposes of such transfer of servicing rights. The Servicer agrees to cooperate with the Seller in effecting the termination of the responsibilities and rights of the Servicer to conduct servicing on the Receivables. The Servicer shall transfer its electronic records relating to the Receivables to the Seller in such electronic form as the Seller may reasonably request and shall transfer all other records, correspondence and documents to the Seller in the manner and at such times as the Seller shall reasonably request. To the extent that compliance with this Section 10.2 shall require the Servicer to disclose to the Seller information of any kind which the Servicer deems to be confidential, the Seller shall be required to enter into such customary licensing and confidentiality agreements as the Servicer shall deem necessary to protect its interests.

          Section 10.3  Notification to Certificateholders.  Within two business
                        ----------------------------------
days of the Servicer becoming aware of the occurrence of any Servicer Default, the Servicer shall give written notice thereof to the Trustee and each Rating Agency and the Trustee shall give notice to the Investor Certificateholders at their respective addresses appearing in the Certificate Register. Upon any termination or appointment of a Successor Servicer pursuant to this Article X, the Trustee shall give prompt written notice thereof to Investor Certificateholders at their respective addresses appearing in the Certificate Register.

          Section 10.4  Waiver of Past Defaults.  The Holders of Investor
                        -----------------------
Certificates evidencing Undivided Interests aggregating not less than 50% of the Unpaid Invested Amount of each Series affected thereby may, on behalf of all Holders of Certificates, waive any default by the Servicer or the Seller in the performance of its obligations hereunder and its consequences, except a default in the failure to make any required deposits or payments in accordance with
Article IV, provided, however, that no such waiver shall affect any rights of, or obligations to, any Enhancement Provider hereunder. Upon any such waiver of a past default, such default shall cease to exist, and any default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereon except to the extent expressly so waived.


                                   ARTICLE XI

                                   THE TRUSTEE

          Section 11.1  Duties of Trustee.
                        -----------------

          (a) The Trustee, prior to the occurrence of a Servicer Default of which a Responsible Officer of the Trustee has actual knowledge and after the curing of all Servicer Defaults which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement, and no implied duties or covenants shall be read into this Agreement against the Trustee. If a Responsible Officer of the Trustee has received written notice or actual knowledge that a Servicer Default has occurred (which has not been cured or waived), the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in the exercise of such rights and powers, as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs, provided, however, that if the Trustee shall assume the duties of the Servicer pursuant hereto, the Trustee in performing such duties shall use the degree of skill and attention customarily exercised by a servicer with respect to comparable receivables that it services for itself or others.

          (b) The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they conform to the requirements of this Agreement.

          (c) No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own misconduct; provided, however, that:

            (i) the Trustee shall not be personally liable for an error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

           (ii) the Trustee shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of the Holders of Investor Certificates evidencing Undivided Interests aggregating more than 50% of the Unpaid Invested Amount of any Series relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement;

          (iii) the Trustee shall not be charged with knowledge of any failure by the Servicer to comply with the obligations of the Servicer referred to in Section 10.1 or any Pay Out Event unless a Responsible Officer of the Trustee obtains actual knowledge of such failure or Pay Out Event or the Trustee receives written notice of such failure from the Servicer or any Holders of Investor Certificates evidencing Undivided Interests aggregating not less than 10% of the Unpaid Invested Amount of any Series;

           (iv) the Trustee shall not be liable for the selection of Permitted Investments or for any investment losses resulting from Permitted Investments; and

            (v) the Trustee shall have no duty to monitor the performance of the Servicer, nor shall it have any liability in connection with malfeasance or nonfeasance by the Servicer. The Trustee shall have no liability in connection with compliance of the Servicer or the Seller with statutory or regulatory requirements related to the Receivables. The Trustee shall not make or be deemed to have made any representations or warranties with respect to the Receivables or the validity or the sufficiency of any assignment of the Receivables to the Trust or the Trustee.

          (d) The Trustee shall not be required to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder, or in exercise of any of its rights or powers, if there is reasonable ground for believing that the repayment of such funds or indemnity satisfactory to it against such risk or liability is not reasonably assured to it, and none of the provisions contained in this Agreement shall in any event require the Trustee to perform, or be responsible for the manner of performance of, any of the obligations of the Servicer under this Agreement except during such time, if any, as the Trustee shall be the successor to, and be vested with the rights, duties, powers and privileges of, the Servicer in accordance with the terms of this Agreement.

          (e) Except for actions expressly authorized by this Agreement, the Trustee shall take no action reasonably likely to impair the interests of the Trust in any Receivable now existing or hereafter arising or to impair the value of any Receivable now existing or hereafter arising.

          (f) Except as provided in Section 2.6, the Trustee shall have no power to vary the corpus of the Trust, including, without limitation, the power to (i) accept any substitute obligation for a Receivable initially assigned to the Trust under Section 2.1 or 2.6 hereof, (ii) add any other investment, obligation or security to the Trust or (iii) withdraw from the Trust any Receivables, except for a withdrawal permitted under subsection 2.4(d) or 2.4(e), 2.7, Article IV, or Section 9.2, 10.2, 12.1 or 12.2.

          (g) In the event that to the knowledge of a Responsible Officer of the Trustee the Paying Agent or the Transfer Agent and Registrar shall fail to perform any obligation, duty or agreement in the manner or on the day required to be performed by the Paying Agent or the Transfer Agent and Registrar, as the case may be, under this Agreement, the Trustee shall be obligated promptly to perform such obligation, duty or agreement in the manner so required.

          (h) If the Seller has agreed to transfer any of its charge account receivables (other than the Receivables) to another Person, upon the written request of the Seller, the Trustee will enter into such intercreditor agreements with the transferee of such receivables as are customary and necessary to identify the rights of the Trust and such other Person, as the case may be, in the Seller's charge account receivables: provided that the Trust shall not enter into any intercreditor agreement which unless the Trustee receives an Officer's Certificate which certifies that such intercreditor agreement could not reasonably be expected to adversely affect the interests of the Certificateholders. Upon the request of the Trustee, the Seller will deliver an Opinion of Counsel on any matters relating to such intercreditor agreement reasonably requested by the Trustee.

          Section 11.2  Certain Matters Affecting the Trustee. Except as
                        -------------------------------------
otherwise provided in Section 11.1:

          (a) the Trustee may conclusively rely on and shall be fully protected in acting on, or in refraining from acting in accordance with, any resolution, Officer's Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented to it pursuant to this Agreement by the proper party or parties;

          (b) the Trustee may consult with counsel and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such Opinion of Counsel;

          (c) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Agreement, or to institute, conduct or defend any litigation hereunder or in relation hereto, at the request, order or direction of any of the Certificateholders or any Enhancement Provider, pursuant to the provisions of this Agreement, unless such Certificateholders or such Enhancement Provider shall have offered to the Trustee security or indemnity satisfactory to it against the costs, expenses and liabilities which may be incurred therein or thereby; provided, however, that nothing contained herein shall relieve the Trustee of the obligations, upon the occurrence of any Servicer Default (which has not been cured) of which a Responsible Officer of the Trustee has actual knowledge, to exercise such of the rights and powers vested in it by this Agreement or any Enhancement, and to use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs;

          (d) the Trustee shall not be liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

          (e) the Trustee shall not be bound to make any investigation into the facts of matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing so to do by Holders of Investor Certificates evidencing Undivided Interests aggregating more than 50% of the Invested Amount of any Series; provided, however, that
                                                         --------  -------
     such holders of Investor Certificates shall reimburse the Trustee for any expense resulting from any such investigation requested by them; provided,
                                                                      --------
     further, that the Trustee shall be entitled to make such further inquiry or
     -------
     investigation into such facts or matters as it may reasonably see fit, and if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books and records of the Seller, personally or by agent or attorney, at the sole cost and expense of the Seller;

          (f) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys or a custodian and shall not be liable for the misconduct or negligence of, or for the supervision of, such agents, attorneys or custodians appointed with due care by it hereunder;

          (g) except as may be required pursuant to subsection 11.1(a) hereof, the Trustee shall not be required to make any initial or periodic examination of any documents or records related to the Receivables or the Accounts for the purpose of establishing the presence or absence of defects, the compliance by the Seller with its representations and warranties or for any other purpose; and

          (h) in the event that the Trustee is also acting as Paying Agent or Transfer Agent and Registrar hereunder, the rights and protections afforded to the Trustee pursuant to this Article XI shall also be afforded to such Paying Agent or Transfer Agent and Registrar.

          Section 11.3  Trustee Not Liable for Recitals in Certificates.  The
                        -----------------------------------------------
Trustee assumes no responsibility for the correctness of the recitals contained herein and in the Certificates (other than the certificate of authentication on the Certificates). Except as set forth in Section 11.15, the Trustee makes no representations as to the validity or sufficiency of this Agreement or any Supplement or of the Certificates (other than the certificate of authentication on the Certificates) or of any Receivable or related document. The Trustee shall not be accountable for the use or application by the Seller of any of the Certificates or of the proceeds of such Certificates, or for the use or application of any funds paid to the Seller in respect of the Receivables or deposited in the Collection Account, the Excess Funding Account or any other Series Account, or withdrawn from the Collection Account, by the Servicer. The Trustee shall have no duty to conduct any affirmative investigation as to the occurrence of any condition requiring the repurchase of any Receivable by the Seller pursuant to this Agreement or any Supplement or the eligibility of any Receivable for purposes of this Agreement or any Supplement. The Trustee shall have no responsibility for filing any financing or continuation statement in any public office at any time or to otherwise perfect or maintain the perfection of any security interest or lien granted to it hereunder (unless the Trustee shall have become the Successor Servicer) or to prepare or file any Securities and Exchange Commission filing for the Trust or to record this Agreement or any Supplement.

          Section 11.4  Trustee May Own Certificates.  The Trustee in its
                        ----------------------------
individual or any other capacity may become the owner or pledgee of Investor Certificates, and may deal with the Seller, the Servicer or any Enhancement Provider, with the same rights as it would have if it were not the Trustee.

          Section 11.5  The Servicer to pay Trustee's Fees and Expenses.  The
                        -----------------------------------------------
Servicer covenants and agrees to pay to the Trustee (and any co-trustee or separate trustee) from time to time, and the Trustee (and such co-trustee and separate trustee) shall be entitled to receive, reasonable compensation (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) for all services rendered by it in the execution of the trust hereby created and in the exercise and performance of any of the powers and duties hereunder of the Trustee, and, subject to Section 8.4, the Servicer will pay or reimburse the Trustee (without reimbursement from any Series Account or otherwise) upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any of the provisions of this Agreement (including the reasonable fees and expenses of its agents and counsel) except any such expense, disbursement or advance as may arise from its negligence or bad faith and except as provided in the following sentence. If the Trustee is appointed Successor Servicer pursuant to Section 10.2, the provisions of this Section 11.5 shall not apply to expenses, disbursements and advances made or incurred by the Trustee in its capacity as Successor Servicer.

          The obligations of the Servicer under this Section 11.5 shall survive the termination of the Trust and the resignation or removal of the Trustee.

          Section 11.6  Eligibility Requirements for Trustee.  The Trustee
                        ------------------------------------
hereunder shall at all times be a corporation organized and doing business under the laws of the United States of America or any state thereof authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by Federal or state authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purpose of this Section 11.6, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In addition, no institution shall qualify as a successor trustee hereunder unless its long-term debt obligations are rated at least Baa3 by Moody's. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section 11.6, the Trustee shall resign immediately in the manner and with the effect specified in Section 11.7.

          Section 11.7  Resignation or Removal of Trustee.  (a)  The Trustee may
                        ---------------------------------
at any time resign and be discharged from the trust hereby created by giving written notice thereof to the Seller and the Servicer. Upon receiving such notice of resignation, the Seller shall (i) promptly appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor trustee and
(ii) provide written notice to each Rating Agency of such resignation. If no successor trustee shall have been so appointed and have accepted within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

          (b) If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 11.6 hereof and shall fail to resign after written request therefor by the Seller, or if at any time the Trustee shall be legally unable to act, or shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Seller may, but shall not be required to, remove the Trustee and promptly appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee.

          (c) Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to any of the provisions of this Section 11.7 shall not become effective until acceptance of appointment by the successor trustee as provided in Section 11.8 hereof and any liability of the Trustee arising hereunder shall survive such appointment of a successor trustee. Upon the appointment of a successor trustee hereunder, all fees, charges and expenses of the resigning or removed Trustee shall become immediately due and payable.

          (d) The respective obligations of the Seller and the Servicer described in Section 7.4 and 8.4 shall survive the removal or resignation of the Trustee as provided in this Agreement.

          (e) No Trustee under this Agreement shall be personally liable for any action or omission of any successor trustee.

          Section 11.8  Successor Trustee.  (a)  Any successor trustee appointed
                        -----------------
as provided in Section 11.7 hereof shall execute, acknowledge and deliver to the Seller and to its predecessor Trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor Trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as Trustee herein. The predecessor Trustee shall deliver to the successor trustee all documents and statements held by it hereunder; and the Seller and the predecessor Trustee shall execute and deliver such instruments and do such other things as may reasonably be required for fully and certainly vesting and confirming in the successor trustee all such rights, powers, duties and obligations.

          (b)  No successor trustee shall accept appointment as provided in this
Section 11.8 unless at the time of such acceptance such successor trustee shall be eligible under the provisions of Section 11.6 hereof.

          (c) Upon acceptance of appointment by a successor trustee as provided in this Section 11.8 hereof, such successor trustee shall mail notice of such succession hereunder to all Certificateholders at their addresses as shown in the Certificate Register, and also to each Rating Agency.

          Section 11.9  Merger or Consolidation of Trustee.  Any Person into
                        ----------------------------------
which the Trustee may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any Person succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be eligible under the provisions of Section 11.6 hereof, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

          Section 11.10  Appointment of Co-Trustee or Separate Trustee.  (a)
                         ---------------------------------------------
Notwithstanding any other provisions of this Agreement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust may at the time be located, the Trustee shall have the power and may execute and deliver all instruments to appoint one or more Persons to act as a co-trustee or co-trustees, or separate trustee or separate trustees, of all or any part of the Trust, and to vest in such Person or Persons, in such capacity and for the benefit of the Certificateholders, such title to the Trust, or any part thereof, and, subject to the other provisions of this Section 11.10, such powers, duties, obligations, rights and trusts as the Trustee may consider necessary or desirable. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section
11.6 and no notice to Certificateholders of the appointment of any co-trustee or separate trustee shall be required under Section 11.8 hereof.

          (b) Every separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

          (i) all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Trustee joining in such act), except to the extent that under any laws of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Trustee;

         (ii) no trustee hereunder shall be liable by reason of any act or omission of any other trustee hereunder; and

        (iii) the Trustee may at any time accept the resignation of or remove any separate trustee or co-trustee.

          (c) Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article XI. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee and a copy thereof given to the Servicer.

          (d) Any separate trustee or co-trustee may at any time constitute the Trustee its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect to this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

          Section 11.11  Tax Returns.  The Trustee shall not file any federal
                         -----------
tax returns on behalf of the Trust; provided, however, that if the Trust shall be required to file tax returns, the Servicer, as soon as practicable after it is made aware of such requirement, shall prepare or cause to be prepared, and the Trustee is authorized hereunder to sign, any tax returns required to be filed by the Trust and, to the extent possible, the Servicer shall deliver such returns to the Trustee at least five days before such returns are due to be filed. The Trustee shall prepare or shall cause to be prepared all tax information required by law to be distributed to Certificateholders. In no event shall the Trustee or the Servicer be liable for any liabilities, costs or expenses of the Trust, the Investor Certificateholders or the Certificate Owners arising under any tax law, including without limitation federal, state or local income or excise taxes or any other tax imposed on or measured by income (or any interest or penalty with respect thereto or arising from a failure to comply therewith). Nothing in this Section 11.11 shall be construed as inconsistent with the characterization of the Investor Certificates as indebtedness of the Seller for purposes of federal, state and local income or franchise taxes and any other tax imposed upon or measured by income, as expressed in Section 3.7 hereof. The Trustee shall have no liability for the form of or the accuracy of the information contained in any tax return filed pursuant to this Section 11.1.


          Section 11.12  Trustee May Enforce Claims Without Possession of
                         ------------------------------------------------
Certificates.  All rights of action and claims under this Agreement or the
- ------------
Certificates may be prosecuted and enforced by the Trustee without the possession of any of the Certificates or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee. Any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Certificateholders in respect of which such judgment has been obtained.

          Section 11.13  Suits for Enforcement.  If a Servicer Default of which
                         ---------------------
a Responsible Officer of the Trustee has actual knowledge shall occur and be continuing, the Trustee, in its discretion, may, subject to the provisions of
Section 10.1, proceed to protect and enforce its rights and the rights of the Certificateholders under this Agreement or any Supplement by a suit, action or proceeding in equity or at law or otherwise, whether for the specific performance of any covenant or agreement contained in this Agreement or any Supplement or in aid of the execution of any power granted in this Agreement or any Supplement or for the enforcement of any other legal, equitable or other remedy as the Trustee, being advised by counsel, shall deem most effectual to protect and enforce any of the rights of the Trustee or the Certificateholders.

          Section 11.14  Rights of Certificateholders to Direct Trustee.
                         ----------------------------------------------
Holders of Investor Certificates evidencing Undivided Interests aggregating more than 50% of the Aggregate Unpaid Invested Amount (or, with respect to any remedy, trust or power that does not relate to all Series, 50% of the aggregate unpaid principal amount of the Unpaid Invested Amount of all Series to which such remedy, trust or power relates) shall have the right to direct the time, method, and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee; provided, however, that, subject to Section 11.1, the Trustee shall have the right to decline to follow any such direction if the Trustee being advised by counsel determines that the action so directed may not lawfully be taken, or if the Trustee in good faith shall, by a Responsible Officer or Responsible Officers of the Trustee, determine that the proceedings so directed would be illegal or involve it in personal liability or be unduly prejudicial to the rights of Certificateholders not parties to such direction; and provided further that nothing in this Agreement shall impair the right of the Trustee to take any action deemed proper by the Trustee and which is not inconsistent with such direction.

          Section 11.15  Representations and Warranties of Trustee. The Trustee
                         -----------------------------------------
represents and warrants that:

          (i) The Trustee is a banking corporation organized, existing and in good standing under the laws of the State of New York;

         (ii) The Trustee is an entity that satisfies the eligibility requirements of Section 11.6;

        (iii) The Trustee has full power, authority and right to execute, deliver and perform this Agreement, and has taken all necessary action to authorize the execution, delivery and performance by it of this Agreement; and

         (iv) This Agreement has been duly executed and delivered by the Trustee.

          Section 11.16  Maintenance of Office or Agency.  The Trustee will
                         -------------------------------
maintain at its expense in the Borough of Manhattan, The City of New York, an office or offices or agency or agencies where notices and demands to or upon the Trustee in respect of the Certificates and this Agreement may be served. The Trustee initially appoints its Corporate Trust Office as its office for such purposes in New York. The Trustee will give prompt written notice to the Servicer and to Certificateholders of any change in the location of the Certificate Register or any such office or agency.

          Section 11.17  Requests for Agreement.  A copy of this Agreement may
                         ----------------------
be obtained by any Certificateholder by a request in writing to the Trustee addressed to the Corporate Trust Office and will be provided at the expense of the Seller.

                                   ARTICLE XII

                                   TERMINATION

          Section 12.1  Termination of Trust.  The respective obligations and
                        --------------------
responsibilities of the Seller, the Servicer and the Trustee created hereby (other than the obligation of the Trustee to make payments to Certificateholders as hereafter set forth) shall terminate, except with respect to the duties described in Sections 7.4, 8.4 and 11.5 and subsections 2.4(c) and 12.3(b), upon the earlier of (i) the day, if any, designated by the Seller after the Distribution Date with respect to each Series following the date on which funds shall have been deposited in the Distribution Account with respect to each Series sufficient to pay the Aggregate Invested Amount plus Certificate Interest accrued through such Distribution Date in full and (ii) the day on which final payment is made under the Certificates (any such day under either the preceding clause (i) or this clause (ii) is referred to as a "Trust Termination Date"); but in no event later than the Final Trust Termination Date.

          Section 12.2  Optional Purchase and Final Trust Termination Date of
                        -----------------------------------------------------
Investor Certificates.
- ---------------------

          (a) If so provided in any Supplement, the Seller may, but shall not be obligated to, repurchase Investor Certificates of the related Series by depositing into the Distribution Account, on the Transfer Date that is on or immediately preceding the Distribution Date specified in such Supplement, the amount so specified therein; provided, however, that if the long-term unsecured debt obligations of the Seller are not rated at least Baa3 by Moody's at the time of such purchase, such purchase shall not occur unless the Seller shall deliver an Opinion of Counsel reasonably acceptable to the Trustee that such purchase of Investor Certificates would not constitute a fraudulent conveyance by the Seller. On the Distribution Date that is on or following the Transfer Date on which such deposit is made, the

Seller shall be deemed, automatically and without requirement for any act on the part of the Seller, or of any other Person, to have acquired all outstanding Certificates and to have retired the Certificates, thereby resulting in an increase in the Seller Amount. If so provided in any Supplement, the Seller may replace the Investor Certificates of such Series with a Replacement Series; provided that the Seller shall follow the procedures set forth in related Supplement.

          (b) The Invested Amount of each Series shall be due and payable no later than the Series Termination Date with respect to such Series. Unless otherwise provided in the applicable Supplement, if on the Series Termination Date, the Invested Amount with respect to such Series is greater than zero, the Servicer shall sell, dispose of, or otherwise liquidate, in a commercially reasonable manner and on commercially reasonable terms (which shall include the solicitation of competitive bids from Persons who are not Affiliates of the Seller), within 60 days of such Determination Date, an amount of Receivables equal to 110% of the Invested Amount with respect to such Series determined as of the date of such sale, disposition or liquidation. The Seller shall have the option, exercisable at any time after the Servicer has obtained an offer from any Person that is not an Affiliate of the Seller and prior to the consummation of such sale, disposition or liquidation by giving notice of the exercise thereof to the Servicer, to purchase such Receivables for cash (payable in immediately payable funds on the Series Termination Date) for the highest price offered therefor pursuant to such proposed sale, disposition or other liquidation. The proceeds received upon the sale, disposition or other liquidation of such Receivables in an amount up to (i) the Invested Amount with respect to such Series on the Series Termination Date, plus (ii) unpaid interest thereon at the Certificate Rate for such Series as of the Series Termination Date with respect to such Series, less (iii) amounts on deposit on such date in the Series Accounts with respect to such Series, shall be deposited into the Distribution Account with respect to such Series on the Business Day prior to the Series Termination Date with respect to such Series, and shall be distributed to the Holders of the Investor Certificates of such Series in final payment thereof pursuant to the terms of Section 12.3. Proceeds received in excess of the amount to be deposited as aforesaid shall be treated as Collections on the Receivables and shall be allocated and deposited in accordance with the provisions of Article IV; provided that the Servicer shall determine conclusively the amount of such proceeds which are allocable to Finance Charge Receivables and the amount of such proceeds which are allocable to Principal Receivables. In the event that the proceeds received upon the sale, disposition or other liquidation of such Receivables is less than the sum of (i) the Invested Amount with respect to any Series on the Series Termination Date with respect to such Series and (ii) unpaid interest thereon at the Certificate Rate for such Series as of such Series Termination Date, less (iii) amounts on deposit on such date in

Series Accounts with respect to such Series, the Servicer will make a withdrawal or drawing or take other action permitted by any applicable Enhancement, and shall deposit all amounts thereby obtained in the Distribution Account on such Series Termination Date, and the amount so withdrawn shall be distributed to the Holders of Investor Certificates of such Series in final payment thereof pursuant to the terms of Section 12.3; provided, that if the Servicer fails to make such withdrawal or drawing or take such other action, then the Trustee may make such withdrawal and deposit such amounts into the Distribution Account.

          (c) The amount deposited pursuant to subsections 12.2(a) and 12.2(b) shall be paid to the Investor Certificateholders in the manner provided in
Section 12.3.

          Section 12.3  Final Distributions.  (a)  Written notice of any
                        -------------------
termination, specifying the Distribution Date upon which the Investor Certificateholders may surrender their Certificates for payment of the final distribution and cancellation (unless otherwise specified in a Supplement), shall be given (subject to at least two Business Days' prior notice from the Servicer to the Trustee) by the Trustee to Investor Certificateholders mailed not later than the fifth day of the month of such final distribution specifying
(a) the Distribution Date (which shall be the Distribution Date in the month in which the deposit is made pursuant to subsection 2.4(e), 9.2, 10.2, 12.1 or 12.2(a)) upon which final payment of the Investor Certificates will be made upon presentation and surrender of Investor Certificates (unless otherwise specified in a Supplement) at the office or offices therein designated, (b) the amount of any such final payment and (c) that the Record Date otherwise applicable to such Distribution Date is not applicable, payments being made only upon presentation and surrender of the Investor Certificates at the office or offices therein specified (unless otherwise specified in a Supplement). The Servicer's notice to the Trustee in accordance with the preceding sentence shall be accompanied by an Officer's Certificate setting forth the information specified in Section 3.5 covering the period during the then current calendar year through the date of such notice. The Trustee shall give such notice to the Transfer Agent and Registrar and the Paying Agent at the time such notice is given to Investor Certificateholders.

          (b) All funds on deposit in the Distribution Account, in the case of a final payment, pursuant to Section 12.2 and, in the case of a termination of the Trust, pursuant to Section 12.1 (and notwithstanding such termination), shall continue to be held in trust for the benefit of the Certificateholders and the Paying Agent or the Trustee shall pay such funds to the appropriate Certificateholders upon surrender of their Certificates. In the event that all of the Investor Certificateholders shall not surrender their Certificates for cancellation within six months after the date specified in the above-mentioned written notice, the Trustee shall give a second written notice to the remaining

Investor Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within one year after the second notice all the Investor Certificates shall not have been surrendered for cancellation, the Trustee may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining Investor Certificateholders concerning surrender of their Certificates, and the cost thereof shall be paid out of the funds in the Distribution Account held for the benefit of such Investor Certificateholders. The Trustee and the Paying Agent shall pay to the Seller upon request any monies held by them for the payment of principal or interest which remains unclaimed for two years. After payment to the Seller, Investor Certificateholders entitled to the money must look to the Seller for payment as general creditors unless an applicable abandoned property law designates another Person.

          Section 12.4  Termination Rights of the Holder of the Exchangeable
                        ----------------------------------------------------
Seller Certificate.  Upon the termination of the Trust pursuant to Section 12.1
- ------------------
and the surrender of the Exchangeable Seller Certificate, the Trustee shall return to the Holder of the Exchangeable Seller Certificate (without recourse, representation or warranty) all right, title and interest of the Trust in, to and under the Receivables, whether then existing or thereafter created, and all monies due or to become due with respect thereto (including all Finance Charge Receivables), all Recoveries, Collections and other proceeds thereof and Insurance Proceeds relating thereto, all rights to any security for any Receivables, all rights to any Enhancement and any other Trust Asset, except for amounts held by the Trustee pursuant to subsection 12.3(b). The Trustee shall execute and deliver such instruments of transfer, in each case prepared by the Seller and without recourse, representation or warranty as shall be reasonably requested by the Holder of the Exchangeable Trust Certificate to vest in the Holder of the Exchangeable Trust Certificate all right, title and interest which the Trust had in the Receivables.


                                  ARTICLE XIII

                            MISCELLANEOUS PROVISIONS

          Section 13.1  Amendment.  (a)  This Agreement (including any
                        ---------
Supplement) may be amended from time to time by the Servicer, the Seller and the Trustee, without the consent of any of the Certificateholders, (i) to cure any ambiguity, to revise any exhibits or schedules (other than Schedule 1), to correct or supplement any provisions herein or thereon or (ii) to add any other provisions with respect to matters or questions raised under this Agreement which shall not be inconsistent with the provisions of this Agreement; provided, however, that such action shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any of the Investor Certificateholders.

          (b) This Agreement (including any Supplement) and any schedule or exhibit thereto may also be amended from time to time by the Servicer, the Seller and the Trustee, without the consent of any of the Certificateholders, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement, or of modifying in any manner the provisions of this Agreement, or of modifying in any manner the rights of the Holders of Certificates; provided, however, that (i) the Servicer shall have provided an Officer's Certificate to the Trustee to the effect that such amendment will not materially and adversely affect the interests of any Certificateholder, (ii) such amendment shall not, as evidenced by an Opinion of Counsel, cause the Trust to be characterized for Federal or New York State income or franchise tax purposes as an association (or publicly traded partnership) taxable as a corporation or have any material adverse effect on the characterization as indebtedness for Federal and New York State income or franchise tax purposes of any outstanding Investor Certificate that was characterized as indebtedness upon its issuance, and (iii) the Servicer shall have provided at least ten Business Days' prior written notice to each Rating Agency of such amendment and shall have received written confirmation from each Rating Agency to the effect that the rating of any Series or any Class of any Series will not be reduced or withdrawn as a result of such amendment; provided, further, that such amendment shall not, without the consent of each Investor Certificateholder of each Series affected thereby, (i) reduce in any manner the amount of, or delay the timing of, distributions which are required to be made on any Investor Certificate of such Series, or (ii) alter the requirements for changing the Minimum Seller Percentage for such Series or (iii) change the definition of or the manner of calculating the interest of any Investor Certificateholder of such Series, or (iv) change the manner in which the Seller Amount is determined, or (v) reduce the percentage pursuant to Subsection 13.1(c) required to consent to any such amendment.

          (c) This Agreement and any Supplement may also be amended from time to time by the Servicer, the Seller and the Trustee with the consent of Investor Certificateholders evidencing Undivided Interests aggregating more than 50% of the Unpaid Invested Amount of each and every Series adversely affected, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Investor Certificateholders of any Series then issued and outstanding; provided, however, that no such amendment under this subsection shall (i) reduce in any manner the amount of, or delay the timing of, distributions which are required to be made on any Investor Certificate of such Series without the consent of all of the related Investor Certificateholders; (ii) change the definition of or the manner of calculating the Invested Amount, the Invested Percentage or the Investor Default Amount of such Series without the consent of the related Investor Certificateholders or (iii) reduce the aforesaid percentage required to consent to any such amendment, in each case without the consent of each Investor Certificateholder of all Series affected.

          (d) It shall not be necessary to obtain the consent of Investor Certificateholders under this Section 13.1 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Investor Certificateholders shall be subject to such reasonable requirements as the Trustee may prescribe.

          (e) Any Supplement executed and delivered pursuant to Section 6.12 and any amendments regarding the addition to or removal of Receivables from the Trust as provided in Sections 2.6 or 2.7, executed in accordance with the provisions hereof, shall not be considered amendments to this Agreement for the purpose of Section 13.1.

          (f) In connection with any amendment, the Trustee may request, in addition to the Opinion of Counsel required by subsection 13.2(d), an Opinion of Counsel from the Seller or the Servicer to the effect that the amendment complies with all requirements of this Agreement. The Trustee may, but shall not be obligated to, enter into any amendment which affects the Trustee's rights, duties or immunities under this Agreement or otherwise.

          (g) The Seller shall provide a notice of each amendment to this Agreement to each Rating Agency.

          Section 13.2  Protection of Right, Title and Interest to Trust. (a)
                        ------------------------------------------------
The Servicer shall cause this Agreement, all amendments hereto and/or all financing statements and continuation statements and any other necessary documents covering the Certificateholders and the Trustee's right, title and interest to the Trust to be promptly recorded, registered and filed, and at all times to be kept recorded, registered and filed, all in such manner and in such places as may be required by law fully to preserve and protect the right, title and interest of the Trustee hereunder to all property comprising the Trust. The Servicer shall deliver to the Trustee file-stamped copies of, or filing receipts for, any document recorded, registered or filed as provided above, as soon as available following such recording, registration or filing. The Seller shall cooperate fully with the Servicer in connection with the obligations set forth above and will execute any and all documents reasonably required to fulfill the intent of this subsection 13.2(a).

          (b) Within 30 days after the Seller makes any change in its name, identity or corporate structure which would make any financing statement or continuation statement filed in accordance with paragraph (a) above seriously misleading within the meaning of Section 9-402 of the UCC as in effect in the state where such financing statement or continuation statement was filed, the Seller shall give the Trustee and the Rating Agencies notice of any such change and shall file such financing statements or amendments as may be necessary to continue the perfection of the Trust's security interest in the Receivables and the proceeds thereof.

          (c) The Servicer will give the Trustee prompt written notice of any relocation of any office from which it services Receivables or keeps records concerning the Receivables or of its principal executive office and whether, as a result of such relocation, the applicable provisions of the UCC would require the filing of any amendment of any previously filed financing or continuation statement or of any new financing statement and shall file such financing statements or amendments as may be necessary to continue the perfection of the Trust's security interest in the Receivables and the proceeds thereof. The Servicer will at all times maintain each office from which it services Receivables and its principal executive office within the United States of America.

          (d)  The Servicer will deliver to the Trustee:   (i) upon the
execution and delivery of each amendment of Articles I, II, III or IV hereto other than amendments pursuant to subsection 13.1(a) an Opinion of Counsel substantially in the form of Exhibit H; and (ii) on or before April 15 of each
                             ---------
year, beginning with April 15, 1997 an Opinion of Counsel, dated as of a date during the preceding 90-day period, substantially in the form of Exhibit I.
                                                                 ---------

          Section 13.3  Limitation on Rights of Certificateholders.  (a)  The
                        ------------------------------------------
death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust, nor shall such death or incapacity entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or commence any proceeding in any court for a partition or winding up of the Trust, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

          (b) No Certificateholder shall have any right to vote (except with respect to the Investor Certificateholders as provided in Section 13.1 hereof) or in any manner otherwise control the operation and management of the Trust, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

          (c) No Certificateholder shall have any right by virtue of any provisions of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Certificateholder previously shall have given to the Trustee, and unless the Holders of Certificates evidencing Undivided Interests aggregating more than 50% of the Unpaid Invested Amount of any Series affected shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such indemnity satisfactory to it against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee, for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding; it being understood and intended, and being expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Certificateholders shall have the right in any manner whatever by virtue or by availing itself or themselves of any provisions of this Agreement to affect, disturb or prejudice the rights of the Certificateholders of any other of the Certificates, or to obtain or seek to obtain priority over or preference to any other such Certificateholder, or to enforce any right under this Agreement, except in the manner herein provided and for the equal, ratable and common benefit of all Certificateholders. For the protection and enforcement of the provisions of this Section 13.3, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

          SECTION 13.4  GOVERNING LAW.  THIS AGREEMENT SHALL BE CONSTRUED IN
                        -------------
ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

          Section 13.5  Notices.  All demands, notices and communications
                        -------
hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered mail, return receipt requested or overnight courier, to (a) in the case of the Servicer, to Saks & Company, 12 East 49th Street, New York, New York 10017, Attn: Chief Financial Officer, (b) in the case of the Seller, to The Richardson Company, 599 Lexington Avenue, New York, New York 10022, Attn: Oliver Richardson, (c) in the case of the Trustee, Bankers Trust Company, Four Albany Street, 10th Floor, New York, New York 10006,
Attn: Corporate Trust and Agency Group, Structured Finance Team (d) in the case of the Enhancement Provider for a particular Series the address, if any, specified in the Supplement relating to such Series, (e) in the case of any Rating Agency with respect to any Series, the address specified in the Supplement relating to such Series,; or, as to each party, at

































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                                                                             101



such other address as shall be designated by such party in a written notice to each other party. Any notice required or permitted to be mailed to a Certificateholder shall be given by first class mail, postage prepaid, at the address of such Certificateholder as shown in the Certificate Register. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Certificateholder receives such notice.

          Section 13.6  Severability of Provisions.  If any one or more of the
                        --------------------------
covenants, agreements, provisions or terms of this Agreement shall for any reason whatsoever be held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or rights of the Certificateholders thereof or any Enhancement Provider.

          Section 13.7   Rule 144A Information.  For so long as any of the
                         ---------------------
Investor Certificates of any Series or any Class are restricted securities within the meaning of Rule 144(a)(3) under the Securities Act of 1933, as amended, each of the Seller, the Servicer, the Trustee and any Enhancement Provider agree to cooperate with each other to provide to any Investor Certificateholders of such Series or Class and to any prospective purchaser of Certificates designated by such an Investor Certificateholder upon the request of such Investor Certificateholder or prospective purchaser, any information required to be provided to such holder or prospective purchaser to satisfy the condition set forth in Rule 144A(d)(4) under the Act.

          Section 13.8  Certificates Nonassessable and Fully Paid. It is the
                        -----------------------------------------
intention of the parties to this Agreement that the Certificateholders shall not be liable for obligations of the Trust, that the Undivided Interests represented by the Certificates shall be nonassessable for any losses or expenses of the Trust or for any reason whatsoever, and that Certificates upon authentication thereof by the Trustee pursuant to Sections 2.1 and 6.2 are and shall be deemed fully paid.

          Section 13.9  Further Assurances.  The Seller and the Servicer agree
                        ------------------
to do and perform, from time to time, any and all acts and to execute any and all further instruments required or reasonably requested by the Trustee more fully to effect the purposes of this Agreement, including, without limitation, the execution of any financing statements or continuation statements relating to the Receivables for filing under the provisions of the UCC of any applicable jurisdiction.

          Section 13.10  No Waiver: Cumulative Remedies.  No failure to exercise
                         ------------------------------
and no delay in exercising, on the part of the Trustee or the Investor Certificateholders, any right,
































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                                                                             102



remedy, power or privilege hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exhaustive of any rights, remedies, powers and privileges provided by law.

          Section 13.11  Counterparts.  This Agreement may be executed in two or
                         ------------
more counterparts (and by different parties on separate counterparts), each of which shall be an original, but all of which together shall constitute one and the same instrument.

          Section 13.12  Third-Party Beneficiaries.  This Agreement shall inure
                         -------------------------
to the benefit of and be binding upon the parties hereto, the Certificateholders and, to the extent provided in any Supplement, the Enhancement Provider named therein, and their respective successors and permitted assigns. Except as otherwise provided in this Article XIII, no other Person will have any right or obligation hereunder.

          Section 13.13  Actions by Certificateholders.  (a) Wherever in this
                         -----------------------------
Agreement a provision is made that an action may be taken or a notice, demand or instruction given by Investor Certificateholders, such action, notice or instruction may be taken or given by any Investor Certificateholder, unless such provision requires a specific percentage of Investor Certificateholders.

          (b) Any request, demand, authorization, direction, notice, consent, waiver or other act by a Certificateholder shall bind such Certificateholder and every subsequent Holder of such Certificate issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done or omitted to be done by the Trustee, the Seller or the Servicer in reliance thereon, whether or not notation of such action is made upon such Certificate.

          (c) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Agreement or any Supplement to be given or taken by Certificateholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Certificateholders in person or by agent duly appointed in writing; and except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, when required, to the Seller or the Servicer. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Agreement or any Supplement and conclusive in favor of the Trustee, the Seller and the Servicer, if made in the manner provided in this Section.

          (d) The fact and date of the execution by any Certificateholder of any such instrument or writing may be proved in any reasonable manner which the Trustee deems sufficient.

          Section 13.14  Merger and Integration.  Except as specifically stated
                         ----------------------
otherwise herein, this Agreement sets forth the entire understanding of the parties relating to the subject matter hereof, and all prior understandings, written or oral, are superseded by this Agreement. This Agreement may not be modified, amended, waived or supplemented except as provided herein.

          Section 13.15  No Bankruptcy Petition.  Each Certificateholder and the
                         ----------------------
Trustee, severally and not jointly, hereby covenants and agrees that, prior to the date which is one (1) year and one (1) day after the payment in full of all Investor Certificates, it will not institute against, or join any other Person in instituting against, the Seller or the Trust any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceeding under the laws of the United States or any state of the United States. Nothing in this Section 13.15 shall preclude, or be deemed to estop, any Certificateholder or the Trustee from taking (to the extent such action is otherwise permitted to be taken by such Person hereunder) or omitting to take any action prior to such date in (i) any case or proceeding voluntarily filed or commenced by or on behalf of the Seller or the Trust under or pursuant to any such law or (ii) any involuntary case or proceeding pertaining to the Seller or the Trust under or pursuant to any such law.

          Section 13.16  Headings.  The headings herein are for purposes of
                         --------
reference only and shall not otherwise affect the meaning or interpretation of any provision hereof.


          IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed by their respective officers as of the day and year first above written.

                                             SFA FINANCE COMPANY


                                             By:  /s/ Robert J. Vill
                                                --------------------
                                                Title:


                                             SAKS & COMPANY


                                             By:  /s/ Robert J. Vill
                                                --------------------
                                                  Title:


                                             BANKERS TRUST COMPANY, not in its
                                               individual capacity but solely as
                                               Trustee


                                             By: /s/ Linda A. Rakolta
                                                ---------------------
                                                Title:  Vice President